UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MDU Resources Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 W. Century Ave. Bismarck, ND 58503 Mailing Address: P.O. Box 5650 Bismarck, ND 58506-5650 (701) 530-1000 www.MDU.com

David L. Goodin President and Chief Executive Officer

March 12, 2014

To Our Stockholders:

Please join us for the 2014 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 22, 2014, at 11:00 a.m., Central Daylight Saving Time, at 909 Airport Road, Bismarck, North Dakota.

The formal matters are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We also will have a brief report on current matters of interest. Lunch will be served following the meeting.

We were pleased with the stockholder response for the 2013 Annual Meeting at which 89.07 percent of the common stock was represented in person or by proxy. We hope for an even greater representation at the 2014 meeting.

You may vote your shares by telephone, by the Internet, or by returning the enclosed proxy card. Representation of your shares at the meeting is very important. We urge you to submit your proxy promptly.

Brokers may not vote your shares on two of the three matters to be presented if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of February 25, 2014, to the annual meeting, and (3) present their admission ticket(s) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket.

I hope you will find it possible to attend the meeting.

Sincerely yours,

David L. Goodin

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU RESOURCES GROUP, INC.
1200 West Century Avenue

Mailing Address: P.O. Box 5650
Bismarck, North Dakota 58506-5650 (701) 530-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 22, 2014

The 2014 Notice of Annual Meeting and Proxy Statement and 2013 Annual Report to Stockholders are available at www.mdu.com/proxystatement.

March 12, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota, on Tuesday, April 22, 2014, at 11:00 a.m., Central Daylight Saving Time, for the following purposes:

(1)	Election of eleven directors nominated by the board of directors for one-year terms;

(2)	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2014;

(3)	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers; and

(4)	Transaction of any other business that may properly come before the meeting or any adjournment(s) thereof.

The board of directors has set the close of business on February 25, 2014, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of February 25, 2014, to the annual meeting, and (3) present their admission ticket(s) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket. We look forward to seeing you.

By order of the Board of Directors,

Paul K. Sandness
Secretary

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

PROXY STATEMENT

The board of directors of MDU Resources Group, Inc. is furnishing this proxy statement beginning March 12, 2014, to solicit your proxy for use at our annual meeting of stockholders on April 22, 2014, and any adjournment(s) thereof. We are soliciting proxies principally by mail, but directors, officers, and employees of MDU Resources Group, Inc. or its subsidiaries may solicit proxies personally, by telephone, or by electronic media, without compensation other than their regular compensation. Okapi Partners LLC additionally will solicit proxies for approximately $7,500 plus out-of-pocket expenses. We will pay the cost of soliciting your proxy and reimburse brokers and others for forwarding proxy material to you.

The Securities and Exchange Commission’s e-proxy rules allow companies to post their proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to stockholders as an alternative to mailing full sets of proxy materials except upon request. For 2014, we have elected to use the Securities and Exchange Commission’s full set delivery option, which means that while we are posting our proxy materials online, we are also mailing a full set of our proxy materials to our stockholders. We believe that mailing a full set of proxy materials will help ensure that a majority of outstanding shares of our common stock are present in person or represented by proxy at our meeting. We also hope to help maximize stockholder participation. Therefore, even if you previously consented to receiving your proxy materials electronically, you will receive a full set of proxy materials in the mail for this year’s annual meeting. However, we will continue to evaluate the option of providing only a Notice of Internet Availability of Proxy Materials to some or all of our stockholders in the future.

VOTING INFORMATION

Who may vote? You may vote if you owned shares of our common stock at the close of business on February 25, 2014. You may vote each share that you owned on that date on each matter presented at the meeting and any adjournment(s) thereof. As of February 25, 2014, we had 189,789,192 shares of common stock outstanding entitled to one vote per share.

What am I voting on? You are voting on:

•	election of eleven directors nominated by the board of directors for one-year terms

•	ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2014

•	approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers and

•	any other business that is properly brought before the meeting or any adjournment(s) thereof.

What vote is required to pass an item of business? A majority of our outstanding shares of common stock entitled to vote must be present in person or represented by proxy to hold the meeting.

If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares on certain matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. This means that brokers may not vote your shares on items 1 and 3 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

MDU Resources Group, Inc. Proxy Statement	1

Proxy Statement

Item 1 – Election of Directors

A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.

Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.

Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.

Item 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2014

Approval of Item 2 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes “against” the proposal.

Item 3 – Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Approval of Item 3 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the item. Abstentions will count as votes “against” the item. Broker non-votes are not counted as voting power present and, therefore, are not counted in the vote.

Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors and “for” items 2 and 3.

How do I vote? There are three ways to vote by proxy:

•	by calling the toll free telephone number on the enclosed proxy card

•	by using the Internet as described on the enclosed proxy card or

•	by returning the enclosed proxy card in the envelope provided.

You may be able to vote by telephone or the Internet if your shares are held in the name of a bank or broker. Follow their instructions.

You may also vote in person at the meeting. However, if you are the beneficial owner of the shares, you must obtain a legal proxy from the holder of record of the shares, usually your bank or broker, and present it at the meeting. A legal proxy identifies you, states the number of shares you own, and gives you the right to vote those shares. Without a legal proxy we cannot identify you as the beneficial owner of the shares or know how many shares you have to vote.

Can I revoke my proxy? Yes.

If you are a stockholder of record, you can revoke your proxy by:

•	filing written revocation with the corporate secretary before the meeting

•	filing a proxy bearing a later date with the corporate secretary before the meeting or

•	revoking your proxy at the meeting and voting in person.

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Proxy Statement

ITEM 1. ELECTION OF DIRECTORS

The board expresses its thanks to Thomas C. Knudson for his service on the board and the compensation committee. Mr. Knudson is not standing for re-election as a director after serving on the board since 2008.

All nominees for director are nominated to serve one-year terms until the annual meeting of stockholders in 2015 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office, or death.

We have provided information below about our nominees, all of whom are incumbent directors, including their ages, years of service as directors, business experience, and service on other boards of directors, including any other directorships held during the past five years. We have also included information about each nominee’s specific experience, qualifications, attributes, or skills that led the board to conclude that he or she should serve as a director of MDU Resources Group, Inc. at the time we file our proxy statement, in light of our business and structure. Unless we specifically note below, no corporation or organization referred to below is a subsidiary or other affiliate of MDU Resources Group, Inc.

Director Nominees

Thomas Everist	Director Since 1995
Age 64	Compensation Committee

Mr. Everist has served as president and chairman of The Everist Company, Sioux Falls, South Dakota, an aggregate, concrete, and asphalt production company, since April 15, 2002. He has been a managing member of South Maryland Creek Ranch, LLC, a land development company, since June 2006, and president of SMCR, Inc., an investment company, since June 2006. He was previously president and chairman of L.G. Everist, Inc., Sioux Falls, South Dakota, an aggregate production company, from 1987 to April 15, 2002. He held a number of positions in the aggregate and construction industries prior to assuming his current position with The Everist Company. He is a director of Showplace Wood Products, Sioux Falls, South Dakota, a custom cabinets manufacturer, and has been a director of Raven Industries, Inc., Sioux Falls, South Dakota, a general manufacturer of electronics, flow controls, and engineered films since 1996, and its chairman of the board since April 1, 2009. Mr. Everist has served as a director and chairman of the board of Everist Genomics, Inc., Ann Arbor, Michigan, which provides solutions for personalized medicines since 2002. He served as Everist Genomics’ chief executive officer from August 2012 to December 2012. He was a director of Angiologix Inc., Mountain View, California, a medical diagnostic device company, from July 2010 through October 2011 when it was acquired by Everist Genomics, Inc. He has been a director of Bell, Inc., Sioux Falls, South Dakota, a manufacturer of folding cartons and packages, since April 2011.

Mr. Everist attended Stanford University where he received a bachelor’s degree in mechanical engineering and a master’s degree in construction management. He is active in the Sioux Falls community and currently serves as a director on the Sanford Health Foundation, a non-profit charitable health services organization, and as a member of the Council of Advisors for Searching for Solutions Institute, a non-profit public foundation that provides leaders with resources to address critical social issues. From July 2001 to June 2006, he served on the South Dakota Investment Council, the state agency responsible for prudently investing state funds.

The board concluded that Mr. Everist should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s earnings is derived from its construction services and aggregate mining businesses. Mr. Everist has considerable business experience in this area, with more than 40 years in the aggregate and construction materials industry. He has also demonstrated success in his business and leadership skills, serving as president and chairman of his companies for over 26 years. We value other public company board service. Mr. Everist has experience serving as a director and now chairman of another public company, which enhances his contributions to our board. His leadership skills and experience with his own companies and on other boards enable him to be an effective board member and compensation committee chairman. Mr. Everist is our longest serving board member, providing 19 years of board experience as well as extensive knowledge of our business.

MDU Resources Group, Inc. Proxy Statement	3

Proxy Statement

Karen B. Fagg	Director Since 2005
Age 60	Nominating and Governance Committee
Compensation Committee

Ms. Fagg served as vice president of DOWL LLC, d/b/a DOWL HKM, an engineering and design firm, from April 2008 until her retirement on December 31, 2011. Ms. Fagg was president from April 1, 1995 through June 2000, and chairman, chief executive officer, and majority owner from June 2000 through March 2008 of HKM Engineering, Inc., Billings, Montana, an engineering and physical science services firm. HKM Engineering, Inc. merged with DOWL LLC on April 1, 2008. Ms. Fagg was employed with MSE, Inc., Butte, Montana, an energy research and development company, from 1976 through 1988, and from 1993 to April 1995 she served as vice president of operations and corporate development director. From 1989 through 1992, Ms. Fagg served a four-year term as director of the Montana Department of Natural Resources and Conservation, Helena, Montana, the state agency charged with promoting stewardship of Montana’s water, soil, energy, and rangeland resources; regulating oil and gas exploration and production; and administering several grant and loan programs.

Ms. Fagg has a bachelor’s degree in mathematics from Carroll College in Helena, Montana. In 2013, she served on a three-person selection committee appointed by the Attorney General to identify trustees for the Montana Healthcare Foundation Board. She also became a board member of the Montana Justice Foundation, whose mission is to achieve equal access to justice for all Montanans through effective funding and leadership, and of the First Interstate BancSystem Foundation, which has a strong commitment to community. She has been a board member of the Billings Chamber of Commerce since July 2009 and its board chair since July 2013, as well as a member of the Billings Catholic School Board since December 2011. She served on the board for St. Vincent’s Healthcare from October 2003 until October 2009, including a term as board chair, on the board of Deaconess Billings Clinic Health System from 1994 to 2002, as a member of the Board of Trustees of Carroll College from 2005 through 2010, and on the board of advisors of the Charles M. Bair Family Trust from 2008 to July 2011, including a term as board chair. From 2007 until December 31, 2011, she was a member of the Montana State University Engineering Advisory Council, whose responsibilities include evaluating the mission and goals of the College of Engineering and assisting in the development and implementation of the college’s strategic plan. From 2002 through 2006, she served on the Montana Board of Investments, the state agency responsible for prudently investing state funds. From 2001 to 2005, she served on the board of Montana State University’s Advanced Technology Park. From 1998 through 2006, she served on the ZooMontana Board and as vice chair from 2005 through 2006.

The board concluded that Ms. Fagg should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Construction and engineering, energy, and the responsible development of natural resources are all important aspects of our business. Ms. Fagg has business experience in all these areas, including 17 years of construction and engineering experience at DOWL HKM and its predecessor, HKM Engineering, Inc., where she served as vice president, president, and chairman. Ms. Fagg also has 14 years of experience in energy research and development at MSE, Inc., where she served as vice president of operations and corporate development director, and four years focusing on stewardship of natural resources as director of the Montana Department of Natural Resources and Conservation. In addition to her industry experience, Ms. Fagg brings to our board over 20 years of business leadership and management experience, including over 8 years as president and chairman of her own company, as well as knowledge and experience acquired through her service on a number of Montana state and community boards.

David L. Goodin	Director Since January 4, 2013
Age 52	President and Chief Executive Officer

Mr. Goodin was elected president and chief executive officer and a director of the company effective January 4, 2013. Prior to that, he served as chief executive officer and president of Intermountain Gas Company effective October 2008, chief executive officer of Cascade Natural Gas Corporation, Montana-Dakota Utilities Co., and Great Plains Natural Gas Co. effective June 2008, president of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective March 2008, and president of Cascade Natural Gas Corporation effective July 2007. He began his career with the company in 1983 at Montana-Dakota Utilities Co., where he served as a division electrical engineer effective May 1983, division electric superintendent effective February 1989, electric systems supervisor effective August 1993, electric systems manager effective April 1999, vice president-operations effective January 2000, and executive vice president-operations and acquisitions effective January 2007. He additionally serves as an executive officer and as chairman of the company’s principal subsidiaries and of the managing committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co.

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Proxy Statement

Mr. Goodin has a bachelor of science degree in electrical and electronics engineering from North Dakota State University, a masters in business administration from the University of North Dakota, and has completed the Advanced Management Program at Harvard School of Business. Mr. Goodin is a registered professional engineer in North Dakota. He is a member of the U.S. Bancorp Western North Dakota Advisory Board. Mr. Goodin is involved in numerous civic organizations, including serving on the board of directors of Sanford Bismarck, the Missouri Valley YMCA, and as trustee for the Bismarck State College Foundation. He is a past board member of several industry associations, including the American Gas Association, the Edison Electric Institute, the North Central Electric Association, the Midwest ENERGY Association, and the North Dakota Lignite Council. Mr. Goodin received the University of Mary Entrepreneurship Award in 2009.

The board concluded that Mr. Goodin should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. As chief executive officer of MDU Resources Group, Inc., Mr. Goodin is one of only two officers of the company to sit on our board. With over 30 years of significant, hands-on experience at our company, Mr. Goodin’s long history and deep knowledge and understanding of MDU Resources Group, Inc., its operating companies, and its lines of business bring continuity to the board. Mr. Goodin has demonstrated his leadership abilities and his commitment to our company through his long service to the company and more recently as chief executive officer and president of the four utility companies. He demonstrated strong leadership skills in integrating Cascade Natural Gas Corporation and Intermountain Gas Company while meeting and exceeding profitability goals. The board’s unanimous election of Mr. Goodin to succeed Terry D. Hildestad as our president and chief executive officer in January 2013 was in recognition of the board’s belief that he has the strategic vision, operational experience, passion, and values to lead the future growth of the company. The board believes these characteristics make him well-suited to serve on our board, particularly in this challenging economic environment.

Mark A. Hellerstein	Director Since 2013
Age 61	Audit Committee

Mr. Hellerstein was chief executive officer of St. Mary Land & Exploration Company (now SM Energy Company), an energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and natural gas liquids, from 1995 until February 2007; he was president from 1992 until June 1996 and executive vice president and chief financial officer from 1991 until 1992. He was first elected to the board of St. Mary in 1992 and served as chairman of the board from 2002 until May 2009. Prior to joining St. Mary, from 1980 to 1991 Mr. Hellerstein’s career included positions as chief financial officer of CoCa Mines Inc., which mined and extracted minerals from lands previously held by the public through the Bureau of Land Management; American Golf Corporation, which manages golf courses in the United States; and, Worldwide Energy Corporation, an oil and gas acquisition, exploration, development, and production company with operations in the United States and Canada. Mr. Hellerstein served on the board of directors of Transocean Inc., a leading provider of offshore drilling services for oil and gas wells, from December 2006 to November 2007.

Mr. Hellerstein’s leadership has been recognized with induction into the Rocky Mountain Oil and Gas Hall of Fame, and Ernst & Young named Mr. Hellerstein both Rocky Mountain and National Entrepreneur of the Year in 2005 and 2006, respectively. He graduated number one in his class with a bachelor’s degree in accounting from the University of Colorado. Mr. Hellerstein is a certified public accountant (CPA), on inactive status. He received the Elijah Watts Sells Gold Medal award for achieving the highest score in the United States on the November 1974 CPA exam out of 38,000 participants. Mr. Hellerstein has served on the board for Community Resources, Inc. since September 2013, which is a non-profit organization that brings programs into the Denver Public Schools to enhance education. He served as a board director on the Denver Children’s Advocacy Center (Center) from August 2006 until December 2011, including as chairman the last three years, and continues to participate in and fund the Center’s Safe from the Start Program. The Center’s mission is to provide a continuum of care for traumatized children and their families.

The board concluded that Mr. Hellerstein should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. derives a significant portion of its earnings from oil and natural gas production, one of the company’s growth centers. Mr. Hellerstein has extensive business experience, recognized excellence, and demonstrated success and leadership in this industry as a result of his 17 years of senior management experience and service as board chairman of St. Mary. His skills and experience enable him to contribute independent insight into the company’s business and operations and the economic environment and long-term strategic issues the company faces. As a certified public accountant, on inactive status, with extensive financial experience as a result of his employment as chief financial officer with several companies, including public companies, Mr. Hellerstein contributes significant finance and accounting knowledge to our board and audit committee. His financial expertise assists the board in its oversight of the company’s financial reporting and financial risk management functions. Mr. Hellerstein also brings to the board his knowledge of local, state, and regional issues involving the Rocky Mountain region where we have important operations.

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Proxy Statement

A. Bart Holaday	Director Since 2008
Age 71	Audit Committee
Nominating and Governance Committee

Mr. Holaday headed the Private Markets Group of UBS Asset Management and its predecessor entities for 15 years prior to his retirement in 2001, during which time he managed more than $19 billion in investments. Prior to that he was vice president and principal of the InnoVen Venture Capital Group, a venture capital investment firm. He was founder and president of Tenax Oil and Gas Corporation, an onshore Gulf Coast exploration and production company, from 1980 through 1982. He has four years of senior management experience with Gulf Oil Corporation, a global energy and petrochemical company, and eight years of senior management experience with the federal government, including the Department of Defense, Department of the Interior, and the Federal Energy Administration. He is currently the president and owner of Dakota Renewable Energy Fund, LLC, which invests in small companies in North Dakota. He is a member of the investment advisory board of Commons Capital LLC, a venture capital firm; is a director of Hull Investments, LLC, a private entity that combines nonprofit activities and investments; is a member of the board of directors of Adams Street Partners, LLC, a private equity investment firm, Alerus Financial, a financial services company, Jamestown College, the United States Air Force Academy Endowment (former chairman), the Falcon Foundation (director and former vice president), which provides scholarships to Air Force Academy applicants, the Center for Innovation Foundation at the University of North Dakota (trustee and former chairman), and Discover Goodwill of southern and western Colorado, a non-profit organization providing job training, placement, and retention programs for people transitioning from welfare to work; and is chairman and chief executive officer of the Dakota Foundation, a nonprofit foundation that fosters social entrepreneurship. He is a past member of the board of directors of the University of North Dakota Foundation, National Venture Capital Association, Walden University, and the U.S. Securities and Exchange Commission advisory committee on the regulation of capital markets, and is a past member of the board of trustees for The Colorado Springs Child Nursery Centers Foundation, a non-profit organization that supports the operations of Early Connections Learning Centers, a non-profit child care organization in Colorado.

Mr. Holaday has a bachelor’s degree in engineering sciences from the U.S. Air Force Academy. He was a Rhodes Scholar, earning a bachelor’s degree and a master’s degree in politics, philosophy, and economics from Oxford University. He also earned a law degree from George Washington Law School and is a Chartered Financial Analyst. In 2005, he was awarded an honorary Doctor of Letters from the University of North Dakota.

The board concluded that Mr. Holaday should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. has significant operations in the natural gas and oil industry where Mr. Holaday has knowledge and experience. He founded and served as president of Tenax Oil and Gas Corporation. He has four years experience in senior management with Gulf Oil Corporation and 16 years of experience managing private equity investments, including investments in oil and gas, as the head of the Private Markets Group of UBS Asset Management and its predecessor organizations. This business experience demonstrates his leadership skills and success in the oil and gas industry. Mr. Holaday brings to the board his extensive finance and investment experience, as well as his business development skills acquired through his work at UBS Asset Management, Tenax Oil and Gas Corporation, Gulf Oil Corporation, and several private equity investment firms. This will enhance the knowledge of the board and provide useful insights and guidance to management in connection not only with our natural gas and oil business, but with all of our businesses.

Dennis W. Johnson	Director Since 2001
Age 64	Audit Committee

Mr. Johnson is chairman, chief executive officer, and president of TMI Corporation, and chairman and chief executive officer of TMI Systems Design Corporation, TMI Transport Corporation, and TMI Storage Systems Corporation, all of Dickinson, North Dakota, manufacturers of casework and architectural woodwork. He has been employed at TMI since 1974 serving as president or chief executive officer since 1982. Mr. Johnson is serving his fourteenth year as president of the Dickinson City Commission. He served as a director of the Federal Reserve Bank of Minneapolis from 1993 to 1998. He is a past member and chairman of the Theodore Roosevelt Medora Foundation.

Mr. Johnson has a bachelor of science degree in electrical and electronics engineering, as well as a master of science degree in industrial engineering from North Dakota State University. He has served on numerous industry, state, and community boards, including the North Dakota Workforce Development Council (chairperson), the Decorative Laminate Products Association, the North Dakota Technology Corporation, St. Joseph Hospital Life Care Foundation, St. John Evangelical Lutheran Church, Dickinson State University Foundation,

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Proxy Statement

the executive operations committee of the University of Mary Harold Schafer Leadership Center, the Dickinson United Way, and the business advisory council of the Steffes Corporation, a metal manufacturing and engineering firm. He also served on North Dakota Governor Sinner’s Education Action Commission, the North Dakota Job Service Advisory Council, the North Dakota State University President’s Advisory Council, North Dakota Governor Schafer’s Transition Team, and chaired North Dakota Governor Hoeven’s Transition Team. He has received numerous awards including the 1991 Regional Small Business Person of the Year Award and the Greater North Dakotan Award.

The board concluded that Mr. Johnson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Johnson has over 39 years of experience in business management, manufacturing, and finance, and has demonstrated his success in these areas, holding positions as chairman, president, and chief executive officer of TMI for 32 years, as well as through his prior service as a director of the Federal Reserve Bank of Minneapolis. His finance experience and leadership skills enable him to make valuable contributions to our audit committee, which he has chaired for ten years. As a result of his service on a number of state and local organizations in North Dakota, Mr. Johnson has significant knowledge of local, state, and regional issues involving North Dakota, a state where we have significant operations and assets.

William E. McCracken	Director Since 2013
Age 71	Nominating and Governance Committee

Mr. McCracken served as chief executive officer of CA, Inc., one of the world’s largest information technology management software companies, from January 2010 until January 7, 2013, after which he served as executive adviser to the new chief executive officer until March 31, 2013, and after that as a consultant to the company until December 31, 2013. Mr. McCracken was a director of CA, Inc. from May 2005 until January 7, 2013, serving as non-executive chairman of the board from June 2007 to September 2009, interim executive chairman from September 2009 to January 2010, and executive chairman from January 2010 to May 2010. He is president of Executive Consulting Group, LLC, a general business consulting firm, since 2002. During his 36-year career with International Business Machines Corporation, a manufacturer of information processing products and a technology, software, and networking systems manufacturer and developer, Mr. McCracken held a number of executive positions, including general manager of IBM printing systems division from 1998 to 2001, general manager of marketing, sales, and distribution for IBM PC Company from 1994 to 1998, and president of IBM’s EMEA and Asia Pacific PC Company from 1993 to 1994. From 1995 to 2001, he served on IBM’s Chairman’s Worldwide Management Council, a group of the top 30 executives at IBM. Mr. McCracken was a director of IKON Office Solutions, Inc., a provider of document management systems and services, from 2003 to 2008, where he served on its audit committee, compensation committee, and strategy committee at various points in time during his tenure as a director.

Mr. McCracken has a bachelor of science degree in physics and mathematics from Shippensburg University. He has served on the board of the National Association of Corporate Directors (NACD), a non-profit membership organization for corporate board members, since 2010, and was named by the NACD as one of the top 100 most influential people in the boardroom in 2009. He served on that organization’s 2009 blue ribbon commission on risk governance and in 2012 co-chaired its blue ribbon commission on board diversity. He was elected vice-chair and has been a board member of the Millstein Center for Global Markets and Corporate Ownership at Columbia University since 2013 and is the New York chairman of the chairman’s forum since 2011. He is board chairman of Lutheran Social Ministries of New Jersey, a charitable organization that provides adoption, assisted living, counseling, and immigration and refugee services, and also is a board member of PENCIL, a nonprofit organization that partners businesses with public schools.

The board concluded that Mr. McCracken should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. McCracken has extensive executive leadership experience and significant experience in information technology through his tenure at CA, Inc. and IBM. This experience coupled with his service as the chair or a member of the board of other public companies and the NACD will enable him to provide insight into the operations, challenges, and complex issues our company is facing in today’s environment and to make significant contributions to the board’s oversight of operational risk management functions and corporate governance.

MDU Resources Group, Inc. Proxy Statement	7

Proxy Statement

Patricia L. Moss	Director Since 2003
Age 60	Compensation Committee
Nominating and Governance Committee

Ms. Moss served as the president and chief executive officer of Cascade Bancorp, a financial holding company in Bend, Oregon, from 1998 to January 3, 2012. She served as the chief executive officer of Cascade Bancorp’s principal subsidiary, Bank of the Cascades, from 1993 to January 3, 2012, serving also as president from 1993 to 2003. From 1987 to 1998, Ms. Moss served as chief operating officer, chief financial officer, and corporate secretary of Cascade Bancorp. Ms. Moss has been a director of Cascade Bancorp since 1993 and a director of Bank of the Cascades since 1998 and was elected vice chairman of both boards effective January 3, 2012. Ms. Moss also serves as a director of the Oregon Investment Fund Advisory Council, a state-sponsored program to encourage the growth of small businesses within Oregon, co-chairs the Oregon Growth Board, a state agency created to improve access to capital and create private-public partnerships, and serves on the City of Bend’s Juniper Ridge management advisory board.

Ms. Moss graduated magna cum laude with a bachelor of science degree in business administration from Linfield College in Oregon and did master’s studies at Portland State University. She received commercial banking school certification at the ABA Commercial Banking School at the University of Oklahoma. She served as a director of the Oregon Business Council, whose mission is to mobilize business leaders to contribute to Oregon’s quality of life and economic prosperity; the Cascades Campus Advisory Board of the Oregon State University; the North Pacific Group, Inc., a wholesale distributor of building materials, industrial and hardwood products, and other specialty products; the Aquila Tax Free Trust of Oregon, a mutual fund created especially for the benefit of Oregon residents; Clear Choice Health Plans Inc., a multi-state insurance company; and as a director and chair of the St. Charles Medical Center.

The board concluded that Ms. Moss should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s utility, construction services, and contracting operations are located in the Pacific Northwest. Ms. Moss has first-hand business experience and knowledge of the Pacific Northwest economy and local, state, and regional issues through her executive positions at Cascade Bancorp and Bank of the Cascades, where she gained over 30 years of experience. Ms. Moss provides to our board her experience in finance and banking, as well as her experience in business development through her work at Cascade Bancorp and on the Oregon Investment Advisory Council, the Oregon Business Council, and the Oregon Growth Board. This business experience demonstrates her leadership abilities and success in the finance and banking industry. Ms. Moss is also certified as a Senior Professional in Human Resources, which makes her well-suited for our compensation committee.

Harry J. Pearce	Director Since 1997
Age 71	Chairman of the Board

Mr. Pearce was elected chairman of the board of the company on August 17, 2006. Prior to that, he served as lead director effective February 15, 2001, and was vice chairman of the board from November 16, 2000 until February 15, 2001. Mr. Pearce has been a director and serves on the excellence, finance, and compensation committees of Marriott International, Inc., a major hotel chain, since 1995. He was a director of Nortel Networks Corporation, a global telecommunications company, from January 11, 2005 to August 10, 2009, serving as chairman of the board from June 29, 2005. He retired on December 19, 2003, as chairman of Hughes Electronics Corporation, a General Motors Corporation subsidiary and provider of digital television entertainment, broadband satellite network, and global video and data broadcasting. He had served as chairman since June 1, 2001. Mr. Pearce was vice chairman and a director of General Motors Corporation, one of the world’s largest automakers, from January 1, 1996 to May 31, 2001, and was general counsel from 1987 to 1994. He served on the President’s Council on Sustainable Development and co-chaired the President’s Commission on the United States Postal Service. Prior to joining General Motors, he was a senior partner in the Pearce & Durick law firm in Bismarck, North Dakota. Mr. Pearce is a director of the United States Air Force Academy Endowment and a member of the Advisory Board of the University of Michigan Cancer Center. He is a Fellow of the American College of Trial Lawyers and a member of the International Society of Barristers. He also serves on the Board of Trustees of Northwestern University. He has served as a chairman or director on the boards of numerous nonprofit organizations, including as chairman of the Board of Visitors of the U.S. Air Force Academy, chairman of the National Defense University Foundation, and chairman of the Marrow Foundation. Mr. Pearce received a bachelor’s degree in engineering sciences from the U.S. Air Force Academy and a juris doctor degree from Northwestern University’s School of Law.

8	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The board concluded that Mr. Pearce should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. values public company leadership and the experience directors gain through such leadership. Mr. Pearce is recognized nationally, as well as in the State of North Dakota, as a business leader and for his business acumen. He has multinational business management experience and proven leadership skills through his position as vice chairman at General Motors Corporation, as well as through his extensive service on the boards of large public companies, including Marriott International, Inc., Hughes Electronics Corporation, where he was chairman, and Nortel Networks Corporation, where he also was chairman. He also brings to our board his long experience as a practicing attorney. In addition, Mr. Pearce is focused on corporate governance issues and is the founding chair of the Chairmen’s Forum, an organization comprised of non-executive chairmen of publicly-traded companies. Participants in the Chairmen’s Forum discuss ways to enhance the accountability of corporations to owners and promote a deeper understanding of independent board leadership and effective practices of board chairmanship. The board also believes that Mr. Pearce’s values and commitment to excellence make him well-suited to serve as chairman of our board.

J. Kent Wells	Director Since January 4, 2013
Age 57	Vice Chairman of the Corporation
President and Chief Executive Officer
of Fidelity Exploration & Production Company

Mr. Wells was elected vice chairman of the corporation and a director effective January 4, 2013, and continues to serve as president and chief executive officer of Fidelity Exploration & Production Company, our natural gas and oil production business, the position for which he was hired effective May 2, 2011. Prior to that he was senior vice president of exploration and production for BP America, Inc. (BP) from June 2007 until October 2010, when he was named BP’s group senior vice president for global deepwater response until March 31, 2011. He also served as general manager of Abu Dhabi Company for Onshore Oil Operations from February 2005 until June 2007; vice president, Gulf of Mexico shelf, for BP from 2002 to 2005; vice president, Rockies, for BP from 2000 to 2002; general manager of Crescendo Resources LP from 1997 to 2000; manager, Hugoton, for Amoco Production Company, Inc. (Amoco) from 1993 to 1996; manager, operations, for Amoco in 1993; resource manager for Amoco from 1988 to 1993; executive assistant for Amoco from 1987 to 1988; engineering supervisor for Amoco Canada Petroleum Company (Amoco Canada) from 1983 to 1987; and petroleum engineer for Amoco Canada from 1979 to 1983. Mr. Wells received a bachelor’s degree in mechanical engineering from the Queen’s University, Kingston, Ontario, Canada in 1979.

The board concluded that Mr. Wells should serve as director of MDU Resources Group, Inc. in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of our earnings is derived from natural gas and oil production. One of the company’s strategic objectives is to achieve product diversity in the midstream segment of the oil and gas industry. Mr. Wells brings to our board significant experience and knowledge of the oil and gas business, including the midstream segment. He has more than 34 years of natural gas and oil experience, including several years in senior leadership positions at BP, the world’s third largest integrated oil company, and a publicly traded company. He was senior vice president of exploration and production for BP’s U.S. natural gas operations from 2007 until October 2010 with responsibility for BP’s onshore natural gas business throughout the United States, encompassing both exploration and production, and midstream business. His strong track record in natural gas and oil production includes experience in shale formations similar to the company’s current development focus. He has firsthand experience in the Rockies and Texas, where a large portion of Fidelity Exploration & Production Company’s reserves are concentrated. Mr. Wells’ combination of expertise and experience, along with his success in leadership roles with a large publicly traded company, will complement the skills of the current board members.

John K. Wilson	Director Since 2003
Age 59	Audit Committee

Mr. Wilson was president of Durham Resources, LLC, a privately held financial management company, in Omaha, Nebraska, from 1994 to December 31, 2008. He previously was president of Great Plains Energy Corp., a public utility holding company and an affiliate of Durham Resources, LLC, from 1994 to July 1, 2000. He was vice president of Great Plains Natural Gas Co., an affiliate company of Durham Resources, LLC, until July 1, 2000. The company bought Great Plains Energy Corp. and Great Plains Natural Gas Co. on July 1, 2000. Mr. Wilson also served as president of the Durham Foundation and was a director of Bridges Investment Fund, a mutual fund, and the Greater Omaha Chamber of Commerce. He is presently a director of HDR, Inc., an international architecture and engineering firm, Tetrad Corporation, a privately held investment company, both based in Omaha, and serves on the advisory board of Duncan Aviation, an aircraft service provider, headquartered in Lincoln, Nebraska. He currently serves as executive director of the Robert B. Daugherty Foundation, Omaha, Nebraska, and formerly served on the advisory board of U.S. Bank NA Omaha.

MDU Resources Group, Inc. Proxy Statement	9

Proxy Statement

Mr. Wilson is a certified public accountant, on inactive status. He received his bachelor’s degree in business administration, cum laude, from the University of Nebraska – Omaha. During his career, he was an audit manager at Peat, Marwick, Mitchell (now known as KPMG), controller for Great Plains Natural Gas Co., and chief financial officer and treasurer for all Durham Resources entities.

The board concluded that Mr. Wilson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Wilson has an extensive background in finance and accounting, as well as extensive experience with mergers and acquisitions, through his education and work experience at a major accounting firm and his later positions as controller and vice president of Great Plains Natural Gas Co., president of Great Plains Energy Corp., and president, chief financial officer, and treasurer for Durham Resources, LLC and all Durham Resources entities. The electric and natural gas utility business was our core business when our company was founded in 1924. That business now operates through four utilities: Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company. Mr. Wilson is our only non-employee director with direct experience in this area through his prior positions at Great Plains Natural Gas Co. and Great Plains Energy Corp. In addition, Mr. Wilson’s extensive finance and accounting experience make him well-suited for our audit committee.

The board of directors recommends a vote “for” each nominee.

A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected and which we do not anticipate, directors will be elected by a plurality of the votes cast.

Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.

Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.

Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.

Brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

ITEM 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee at its February 2014 meeting appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014. The board of directors concurred with the audit committee’s decision. Deloitte & Touche LLP has served as our independent registered public accounting firm since fiscal year 2002.

Although your ratification vote will not affect the appointment or retention of Deloitte & Touche LLP for 2014, the audit committee will consider your vote in determining its appointment of our independent registered public accounting firm for the next fiscal year. The audit committee, in appointing our independent registered public accounting firm, reserves the right, in its sole discretion, to change an appointment at any time during a fiscal year if it determines that such a change would be in our best interests.

A representative of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions. We do not anticipate that the representative will make a prepared statement at the meeting; however, he or she will be free to do so if he or she chooses.

The board of directors recommends a vote “for” the ratification of
Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

10	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal.

Accounting and Auditing Matters

Fees
The following table summarizes the aggregate fees that our independent registered public accounting firm, Deloitte & Touche LLP, billed or is expected to bill us for professional services rendered for 2013 and 2012:

	2013	2012	*
Audit Fees (a) (e)	$2,760,620	$2,510,138
Audit-Related Fees (b)	33,800	63,110
Tax Fees (c) (e)	66,049	23,745
All Other Fees (d)	1,374,455	0
Total Fees (f)	$4,234,924	$2,596,993
Ratio of Tax and All Other Fees to Audit and Audit-Related Fees	51.55%	0.92%
*	The 2012 amounts were adjusted from amounts shown in the 2013 proxy statement to reflect actual amounts.
(a)

Audit fees for 2013 and 2012 consist of services rendered for the audit of our annual financial statements, reviews of quarterly financial statements, statutory and regulatory audits, compliance with loan covenants, reviews of financial statements for MDU Construction Services Group, Inc. and subsidiaries, agreed upon procedures associated with the annual submission of financial assurance to the North Dakota Department of Health, comfort letter work relating to the offering of common stock (2013 only), and work related to responding to a comment letter from the Securities and Exchange Commission (2013 only).

(b)

Audit-related fees for 2013 and 2012 are associated with accounting research assistance, technical accounting consultation regarding variable interest entities, guarantees, and financing agreements (2013 only), workpaper review requested by the Idaho Public Utilities Commission (2012 only), and the compliance audit for the U.S. Department of Energy (2012 only).

(c)

Tax fees for 2013 relate to consulting services for federal income tax pollution control associated with the Big Stone power plant. Tax fees for 2012 relate to the review of permanent tax benefits associated with Medicare Part D subsidies.

(d)	All other fees for 2013 relate to assistance in an internal investigation. There were no fees in this category for 2012.
(e)

Audit fees for 2013 include $30,000 associated with a financial statement audit, and tax fees for 2013 include $50,000 associated with tax services, in each case for Dakota Prairie Refining, LLC. These fees are paid by Dakota Prairie Refining, LLC, but are included in this table because Dakota Prairie Refining, LLC, is considered a variable interest entity with respect to MDU Resources and consolidated in its financial statements.

(f)	Total fees reported above include out-of-pocket expenses related to the services provided of $385,216 for 2013 and $353,627 for 2012.

Pre-Approval Policy
The audit committee pre-approved all services Deloitte & Touche LLP performed in 2013 in accordance with the pre-approval policy and procedures the audit committee adopted at its August 12, 2003 meeting. This policy is designed to achieve the continued independence of Deloitte & Touche LLP and to assist in our compliance with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission.

The policy defines the permitted services in each of the audit, audit-related, tax, and all other services categories, as well as prohibited services. The pre-approval policy requires management to submit annually for approval to the audit committee a service plan describing the scope of work and anticipated cost associated with each category of service. At each regular audit committee meeting, management reports on services performed by Deloitte & Touche LLP and the fees paid or accrued through the end of the quarter preceding the meeting. Management may submit requests for additional permitted services before the next scheduled audit committee meeting to the designated member of the audit committee, Dennis W. Johnson, for approval. The designated member updates the audit committee at the next regularly scheduled meeting regarding any services that he approved during the interim period. At each regular audit committee meeting, management may submit to the audit committee for approval a supplement to the service plan containing any request for additional permitted services.

In addition, prior to approving any request for audit-related, tax, or all other services of more than $50,000, Deloitte & Touche LLP will provide a statement setting forth the reasons why rendering of the proposed services does not compromise Deloitte & Touche LLP’s independence. This description and statement by Deloitte & Touche LLP may be incorporated into the service plan or as an exhibit thereto or may be delivered in a separate written statement.

MDU Resources Group, Inc. Proxy Statement	11

Proxy Statement

ITEM 3. APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are asking our stockholders to approve, in a separate advisory vote, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. As discussed in the Compensation Discussion and Analysis, our compensation committee and board of directors believe that our current executive compensation program directly links compensation of our named executive officers to our financial performance and aligns the interests of our named executive officers with those of our stockholders. Our compensation committee and board of directors also believe that our executive compensation program provides our named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation targets. These incentive programs are designed to reward our named executive officers on both an annual and long-term basis if they attain specified goals.

Our overall compensation program and philosophy is built on a foundation of these guiding principles:

•

we pay for performance, with over 50% of our 2013 total target direct compensation in the form of incentive compensation, except in the case of one officer promotion where his incentive compensation was 47% of his total target direct compensation

•

we assess the relationship between our named executive officers’ pay and performance on key financial metrics – revenue, profit, return on invested capital, and stockholder return – in comparison to our performance graph peer group

•	we review competitive compensation data for our named executive officers, to the extent available, and incorporate internal equity in the final determination of target compensation levels

•	we determine annual performance incentives based on financial criteria that are important to stockholder value, including earnings, earnings per share and return on invested capital and

•	we determine long-term performance incentives based on total stockholder return relative to our performance graph peer group.

We are asking our stockholders to indicate their approval of our named executive officer compensation as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and narrative discussion. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers for 2013. Accordingly, the following resolution is submitted for stockholder vote at the 2014 annual meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As this is an advisory vote, the results will not be binding on the company, the board of directors, or the compensation committee and will not require us to take any action. The final decision on the compensation of our named executive officers remains with our compensation committee and our board of directors, although our board and compensation committee will consider the outcome of this vote when making future compensation decisions. As the board of directors determined at its meeting in May 2011, we will provide our stockholders with the opportunity to vote on our named executive officer compensation at every annual meeting until the next required vote on the frequency of stockholder votes on named executive officer compensation. The next required vote on frequency will occur at the 2017 annual meeting of stockholders.

The board of directors recommends a vote “for” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

Approval of the compensation of our named executive officers requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal. Broker non-votes are not counted as voting power present and, therefore, are not counted in the vote.

12	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis may contain statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Executive Summary

Named Executive Officers
Our named executive officers for 2013 were:

•	David L. Goodin, who became president and chief executive officer of MDU Resources Group, Inc. on January 4, 2013; Mr. Goodin was not a named executive officer last year

•	Terry D. Hildestad, our former president and chief executive officer, who retired on January 3, 2013

•	Doran N. Schwartz, our vice president and chief financial officer

•

J. Kent Wells, our vice chairman and the president and chief executive officer of our exploration and production business segment, Fidelity Exploration & Production Company, a direct wholly-owned subsidiary of WBI Holdings, Inc.

•

Jeffrey S. Thiede, who became president and chief executive officer of our construction services business segment, MDU Construction Services Group, Inc., effective April 30, 2013; Mr. Thiede was not a named executive officer last year and

•	Paul K. Sandness, our general counsel and secretary; Mr. Sandness was not a named executive officer last year.

Since Mr. Hildestad retired at the beginning of the year and received no increase in base salary or incentive compensation for 2013, we do not discuss Mr. Hildestad further in the Compensation Discussion and Analysis.

The chief executive officer of the construction services and construction materials and contracting business segments retired in April 2013. His responsibilities were divided between Jeffrey S. Thiede, who was promoted from president to president and chief executive officer of the construction services segment, and David C. Barney, who was promoted from president to president and chief executive officer of the construction materials and contracting segment and is not a named executive officer.

Key Financial Results for 2013
Consolidated GAAP earnings in 2013 were $278.2 million, or $1.47 cents per share, compared to a loss of $1.4 million, or 1 cent per share, in 2012.

Our total stockholder return for 2013 was 47.5%, as compared to 2.1% for 2012. Our average annual total stockholder return for the five-year period ended December 31, 2013 was 10.5%, compared to (2.3)% for the five-year period ended December 31, 2012.

In 2013 the company generated a 7.2% return on invested capital compared to a 6.7% weighted average cost of capital.

Total Realized Pay Compared to Total Compensation from the Summary Compensation Table
The compensation committee believes considering total realized pay, the actual remuneration received by the named executive, is equally as important as considering total compensation as presented in the Summary Compensation Table. Total realized pay reflects the compensation actually earned, which can differ substantially from total compensation as presented in the Summary Compensation Table.

Total compensation as presented in the Summary Compensation Table contains estimated values of grants of performance shares based on multiple assumptions that may or may not come to fruition. In addition, the Summary Compensation Table may show an increase in change in pension value and above-market earnings on nonqualified deferred compensation, depending on the valuation assumptions and discount rates used to calculate present value of pension benefits. The company excludes change in pension value and above-market earnings on nonqualified deferred compensation from total realized pay because:

•	increase in change in pension value can have a large impact on total compensation as reported in the Summary Compensation Table

•

for some of our named executive officers for 2013, the change in pension value was negative due to the use of a higher discount rate to calculate present value; however, unlike when the value is positive, the negative value does not reduce total compensation as reported in the Summary Compensation Table and

MDU Resources Group, Inc. Proxy Statement	13

Proxy Statement

•

the change in pension value is the difference in the present value of our qualified defined benefit retirement plan and our Supplemental Income Security Plan benefits, and the Supplemental Income Security Plan benefits partially depend on continued future employment in the case of Messrs. Goodin and Schwartz.

We define total realized pay as the sum of:

•	base salary

•	annual incentive award paid with respect to the year

•	the value realized upon the vesting of long-term incentive awards of performance shares during the year and

•	all other compensation as reported in the Summary Compensation Table.

The following table compares total realized pay for our named executives in 2013 to the total compensation as presented in the Summary Compensation Table. This table is not intended to be a substitute for the Summary Compensation Table.

Named Executive Officer	Base Salary ($)	Annual Incentive Awards Paid ($)	Value Realized upon Vesting of Performance Shares ($) (1)	All Other Compensation ($)	Total Realized Pay ($)	Total Compensation from the Summary Compensation Table ($)
David L. Goodin	625,000	1,610,625	0	37,517	2,273,142	4,047,413
Doran N. Schwartz	345,000	296,355	0	34,881	676,236	1,047,274
J. Kent Wells	570,000	1,425,000	N/A	20,556	2,015,556	3,524,975
Jeffrey S. Thiede	367,068	825,000	N/A	66,282	1,258,350	1,258,350
Paul K. Sandness	344,000	354,595	0	39,131	737,726	1,124,864

(1)	Performance shares and dividend equivalents granted for the 2010-2012 performance period did not vest and were forfeited because performance was below threshold.

With respect to our chief executive officer, the following table demonstrates our pay for performance approach by comparing:

•	total realized pay, which is the sum of base salary, annual incentive awards paid, all other compensation, and the value realized upon the

○ vesting of restricted stock during 2010

○ vesting of performance shares during 2009 and 2010 (none vested during 2011, 2012, or 2013)

•	total compensation as reported in the Summary Compensation Table and

•	one-year total stockholder returns for 2009 through 2013.

For years 2009 through 2012, the compensation information is for Mr. Hildestad, our chief executive officer for those years, and for 2013, the compensation information is for Mr. Goodin. This table is not intended to be a substitute for the Summary Compensation Table.

14	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

5 Year CEO Compensation and Total Stockholder Return

The compensation committee believes its approach to structuring the chief executive officers’ compensation is effective; as displayed in the above chart, the yearly changes in total compensation from the Summary Compensation Table and total realized pay align very closely with the yearly changes in total stockholder return.

Process for Determination of 2013 Compensation

Objectives of our Compensation Program
We structure our compensation program to help retain and reward the executive officers who we believe are critical to our long-term success. We have a written executive compensation policy for our Section 16 officers, including all our named executive officers. Our policy’s stated objectives are to:

•	recruit, motivate, reward, and retain high performing executive talent required to create superior long-term total stockholder return in comparison to our peer group

•	reward executives for short-term performance, as well as the growth in enterprise value over the long-term

•	provide a competitive package relative to industry-specific and general industry comparisons and internal equity, as appropriate

•	ensure effective utilization and development of talent by working in concert with other management processes – for example, performance appraisal, succession planning, and management development and

•	help ensure that compensation programs do not encourage or reward excessive or imprudent risk taking.

Role of Compensation Consultants
For 2013, we continued our approach of referencing market data to establish competitive pay levels for base salary, total annual cash, which is base salary plus target annual incentive, and total direct compensation, which is the sum of total annual cash plus the expected value of target long-term incentives.

Our executive compensation policy provides for an assessment of the competitive pay levels for base salary and incentive compensation for each Section 16 officer position to be conducted at least every two years by an independent consulting firm. For 2013 compensation, the compensation committee retained Towers Watson, a nationally recognized consulting firm, to perform this assessment and to assist the compensation committee in establishing competitive compensation targets for our Section 16 officers.

MDU Resources Group, Inc. Proxy Statement	15

Proxy Statement

In an engagement letter dated March 23, 2012, the compensation committee asked Towers Watson to prepare separate executive compensation reviews for the Section 16 officers and for the chief executive officer. In its review for the Section 16 officers, Towers Watson was asked to:

•	match the Section 16 officer positions to survey data to generate 2013 market estimates for base salaries and short-term and long-term incentives

•	address general trends in executive compensation

•	compare base salaries and target short-term and long-term incentives, by position, to market estimates and recommend salary grade changes as appropriate

•	construct a recommended 2013 salary grade structure and

•	verify the competitiveness of target short-term and long-term incentives associated with salary grades and recommend modifications as appropriate.

In the chief executive officer review, Towers Watson was asked to use survey data and data from the company’s performance graph peer group to:

•	develop competitive estimates for base salary and target short-term and long-term incentives

•	recommend changes in base salary and target incentives based on the competitive data and

•	address general trends in chief executive officer compensation.

The compensation surveys and databases used by Towers Watson were:

Survey*	Number of Companies Participating (#)	Median Number of Employees (#)	Number of Publicly- Traded Companies (#)	Median Revenue (000s) ($)
Towers Watson 2011 CDB General Industry Executive Database	411	18,300	345	5,823,000
Towers Watson 2011 CDB Energy Services Executive Database	108	2,800	75	2,490,000
Mercer 2011 Total Compensation Survey for the Energy Sector	290	Not Reported	233	928,000
Towers Watson 2011 CSR Report on Top Management Compensation	1,574	4,800	630	1,513,000

*

The information in the table is based solely upon information provided by the publishers of the surveys and is not deemed filed or a part of this Compensation Discussion and Analysis for certification purposes. For a list of companies that participated in the compensation surveys and databases, see Exhibit A.

In billions of dollars, our revenues for 2011, 2012, and 2013 were approximately $4.0, $4.1, and $4.5, respectively. Towers Watson aged the data from the date of the surveys by 3% on an annualized basis to estimate 2013 competitive targets.

After its February 2013 meeting, the compensation committee authorized the company to engage Towers Watson to provide competitive practice information with respect to the treatment by other exploration and production companies of ceiling test impairments for annual incentive purposes. Towers Watson analyzed the following fifteen companies with an earnings-based measure impacted by impairment charges:

•	Anadarko Petroleum Corporation	•	Eagle Rock Energy Partners, L.P.	•	PVR Partners L.P.
•	Apache Corporation	•	Encana Corporation	•	Quicksilver Resources Inc.
•	Atmos Energy Corporation	•	Goodrich Petroleum Corporation	•	SM Energy Company
•	Black Hills Corporation	•	Niska Gas Storage Partners LLC	•	Ultra Petroleum Corp.
•	Chesapeake Energy Corporation	•	PDC Energy, Inc.	•	WPX Energy, Inc.

Role of Management
The chief executive officers during 2012 and 2013 played an important role in recommending 2013 compensation to the committee for the other named executive officers. Mr. Hildestad recommended 2013 compensation for Messrs. Schwartz, Wells, and Sandness after assessing their performance during 2012. Mr. Hildestad did not make any recommendations with respect to Mr. Goodin’s compensation for 2013. In connection with Mr. Thiede’s promotion, Mr. Goodin recommended his compensation for the remainder of 2013. The chief executive officers considered the relative value of the named executive officers’ positions and their salary grade classifications. They reviewed the competitive assessment prepared by Towers Watson to formulate 2013 compensation recommendations for the compensation committee. The chief executive officers attended compensation committee meetings, but were not present during discussions regarding their own compensation.

16	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Our performance assessment program rates performance of our executive officers, except for our chief executive officer, in the following areas, which help determine actual salaries within the range of salaries associated with the executive’s salary grade:

•	leadership	•	mentoring
•	leading with integrity	•	financial responsibility
•	achievement focus	•	safety
•	risk management

An executive’s overall performance in our performance assessment program is rated on a scale of one to five, with five as the highest rating denoting distinguished performance. An overall performance above 3.75 is considered commendable performance.

Timing of Compensation Decisions for 2013
The compensation committee, in conjunction with the board of directors, determined all compensation for each named executive officer for 2013. The compensation committee made recommendations to the board of directors regarding compensation of all Section 16 officers, and the board of directors then approved the recommendations.

The compensation committee reviewed the competitive assessment and established 2013 salary grades at its August 2012 and November 2012 meetings. At the November 2012 meeting, it established individual base salaries, target annual incentive award levels, and target long-term incentive award levels for 2013, except for Mr. Thiede, whose base salary and target annual incentive award were approved at the May 2013 meeting. At the February and March 2013 meetings, the compensation committee and the board of directors determined 2013 annual and long-term incentive awards, along with payments based on performance for the 2012 annual incentive awards and no payments for the 2010-2012 performance share awards. The February and March meetings occurred after the release of earnings for the prior year.

Stockholder Advisory Vote (“Say on Pay”)
Our stockholders had their third advisory vote on our named executive officers’ compensation at the 2013 Annual Meeting of Stockholders. Approximately 96% of the shares present in person or represented by proxy and entitled to vote on the matter approved the named executive officers’ compensation. The 96% approval is slightly higher than the results of our say on pay vote at the 2012 Annual Meeting, which was 92%. The compensation committee and the board of directors considered the results of the votes at their November 2012, May 2013, and November 2013 meetings and did not change our executive compensation program as a result of the votes.

Salary Grades for 2013
The compensation committee determines the named executive officers’ base salaries and target annual and long-term incentives by reference to salary grades. Each salary grade has a minimum, midpoint, and maximum annual salary level with the midpoint targeted at approximately the 50th percentile of the competitive assessment data for positions in the salary grade. The compensation committee may adjust the salary grades away from the 50th percentile in order to balance the external market data with internal equity. The salary grades also have target annual and long-term incentive levels, which are expressed as a percentage of the individual’s actual base salary. We generally place named executive officers into a salary grade based on historical classification of their positions; however, the compensation committee reviews each classification and may place a position into a different salary grade if it determines that the targeted competitive compensation for the position changes significantly or the executive’s responsibilities and/or performance warrants a different salary grade. Individual executives may be paid below, equal to, or above the salary grade midpoint.

The salary grades give the compensation committee flexibility to assign different salaries to individual executives within a salary grade to reflect one or more of the following:

•	executive’s performance on financial goals and on non-financial goals, including the results of the performance assessment program

•	executive’s experience, tenure, and future potential

•	position’s relative value compared to other positions within the company

•	relationship of the salary to the competitive salary market value

•	internal equity with other executives and

•	economic environment of the corporation or executive’s business segment.

MDU Resources Group, Inc. Proxy Statement	17

Proxy Statement

The committee increased the base salary midpoints for 2013 in salary grades A through I by a total of 2.8%, since the midpoints had not been increased in three years and the competitive assessment indicated that target total annual compensation and total direct compensation were below the market median at the 50th percentile. The midpoint of salary grade I, which is Messrs. Schwartz’s and Sandness’ salary grade, was increased by 3.1% from $325,000 to $335,000.

The committee established a new salary grade L for 2013 for our president and chief executive officer position, which was formerly in salary grade K. Based on the competitive assessment, the committee established the midpoint of salary grade L at $763,000.

The committee assigned the vice chairman and president and chief executive officer of Fidelity Exploration & Production Company to salary grade K in recognition of the greater responsibility that Mr. Wells would assume as vice chairman. The midpoint of salary grade K was established at $500,000 to accommodate the higher market compensation data associated with his responsibilities.

In connection with his promotion, Mr. Thiede was moved from salary grade H to salary grade J, with a midpoint of $390,000, which has been the midpoint for that salary grade for a number of years.

The committee did not change the target incentive compensation guidelines for the salary grades, except that Mr. Sandness’ target annual and long-term incentives were increased to 60% and 85% of base salary, respectively, to place his target total annual compensation and total direct compensation closer to the market median.

Our named executive officers’ salary grade classifications for 2013 are listed below, along with the base salary ranges associated with each classification:

			2013 Salary Grade Base Salary (000s)
Position	Grade	Name	Minimum ($)	Midpoint ($)	Maximum ($)
President and CEO	L	David L. Goodin	610	763	916
Vice President and CFO	I	Doran N. Schwartz	268	335	402
Vice Chairman and President and CEO, Fidelity Exploration & Production Company	K	J. Kent Wells	400	500	600
President and CEO, Construction Services Group	J	Jeffrey S. Thiede	312	390	468
General Counsel and Secretary	I	Paul K. Sandness	268	335	402

Allocation of Total Target Compensation for 2013
Incentive compensation, which consists of annual cash incentive awards and three-year performance share awards under our Long-Term Performance-Based Incentive Plan, comprises a significant portion of our named executive officers’ total target compensation because:

•	our named executive officers are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance

•	incentive compensation is more variable than base salary and dependent upon our performance

•	variable compensation helps ensure focus on the goals that are aligned with our overall strategy and

•

the interests of our named executive officers will be aligned with those of our stockholders by making a significant portion of their target compensation contingent upon results that are beneficial to stockholders.

The following table shows the allocation of total target compensation for 2013 among the individual components of base salary, annual incentive, and long-term incentive:

	% of Total Target Compensation Allocated to Base Salary (%)	% of Total Target Compensation Allocated to Incentives
Name		Annual (%)	Long-Term (%)	Annual + Long-Term (%)
David L. Goodin	25.0	37.5	37.5	75.0
Doran N. Schwartz	44.4	22.2	33.4	55.6
J. Kent Wells	23.5	29.4	47.1	76.5
Jeffrey S. Thiede (1)	52.6	47.4	—	47.4
Paul K. Sandness	40.8	24.5	34.7	59.2

(1)

Mr. Thiede’s percentages were calculated using a base salary that was prorated for 2013 as follows: one-third at an annualized rate of $330,000 and two-thirds at an annualized rate of $385,000. Mr. Thiede was not a participant in the Long-Term Performance-Based Incentive Plan in 2013.

18	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

In order to reward long-term growth, the compensation committee generally allocates a higher percentage of total target compensation to the long-term incentive than to the short-term incentive for our higher level executives, since they are in a better position to influence our long-term performance. As discussed later, Mr. Goodin’s long-term incentive percentage was kept at a lower level to balance his higher Supplemental Income Security Plan benefit. Additionally, the long-term incentive, if earned, is paid in company common stock. These awards, combined with our stock retention requirements and stock ownership policy, discussed later, promote ownership of our stock by the named executive officers. The compensation committee believes that, as stockholders, the named executive officers will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term.

PEER Analysis: Comparison of Pay for Performance Ratios
Each year we compare our named executive officers’ pay for performance ratios to the pay for performance ratios of the named executive officers in the performance graph peer group. This analysis compares the relationship between our compensation levels and our average annual total stockholder return to the peer group over a five-year period. All data used in the analysis, including the valuation of long-term incentives and calculation of stockholder return, were compiled by Equilar, Inc., an independent service provider, which is based on each company’s annual filings for its data collection.

This analysis consisted of dividing what we paid our named executive officers for the years 2008 through 2012 by our average annual total stockholder return for the same five-year period to yield our pay ratio. Our pay ratio was then compared to the pay ratio of the companies in the performance graph peer group, which was calculated by dividing total direct compensation for all the proxy group executives by the sum of each company’s average annual total stockholder return for the same five-year period.

For the five-year period of 2008 through 2012, our average annual stockholder return was (2.3)%. Therefore, our pay ratio was not a meaningful statistic, and a comparison to the pay ratio of the companies in the performance graph peer group could not be made. The compensation committee believes that the analysis continues to serve a useful purpose in its annual review of compensation despite the effect of the negative stockholder return for the 2008 through 2012 period.

2013 Compensation for Our Named Executive Officers

Base Salaries, Total Annual Compensation, and Total Direct Compensation

David L. Goodin
In connection with Mr. Goodin’s promotion to president and chief executive officer of the company effective January 4, 2013, the compensation committee moved Mr. Goodin from salary grade J to salary grade L, with a midpoint of $763,000, and recommended a base salary increase for Mr. Goodin from $385,000 to $625,000. The committee noted that the $625,000 was below the median salary of $650,000 for the chief executive officers from the performance graph peer companies and below the median salary of $930,000 for the chief executive officers from the salary survey data, both as noted in the competitive assessment. The committee believed it was appropriate for Mr. Goodin’s 2013 base salary to be less than market and less than the 2013 midpoint due to his newness in the position. The committee also established Mr. Goodin’s target total annual cash compensation of $1,562,500, which was above the median total cash compensation of $1,335,000 paid to chief executive officers from the performance graph peer companies and below the median total cash compensation of $1,920,000 paid to chief executive officers from the salary survey data, both as noted in the competitive assessment. From a total direct compensation perspective, the committee established a target of $2,500,000, which was below the competitive reference points of $2,970,000 for the performance graph peer group and $4,685,000 for the salary survey companies.

Doran N. Schwartz
For 2013, the compensation committee awarded Mr. Schwartz, our vice president and chief financial officer, a 15.0% increase, raising his salary from $300,000 to $345,000, or to 103% of the midpoint of salary grade I. Combined with his target annual and long-term incentive, this would result in target total annual compensation of 64% and total direct compensation of 57% of the 2013 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of his:

•	renewal and expansion of the company’s credit facility

•	continued growth in the treasury area

•	cultivation of excellent relationships with the investment community and

•	relatively low salary compared to the chief financial officers of performance graph peer companies.

MDU Resources Group, Inc. Proxy Statement	19

Proxy Statement

J. Kent Wells
For 2013, the compensation committee awarded Mr. Wells, our vice chairman and president and chief executive officer of Fidelity Exploration & Production Company, a 3.6% increase, raising his salary from $550,000 to $570,000, or 114% of the midpoint of salary grade K. Combined with his target annual and long-term incentives, this would result in target total annual compensation of 118% and total direct compensation of 95% of the 2013 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of:

•	a 25% increase in production from 2011 to 2012

•	a shift in the production mix from 80% natural gas and 20% oil and liquids in 2011 to 60% natural gas and 40% oil and liquids in 2012 and

•	outstanding leadership at Fidelity Exploration & Production Company.

Jeffrey S. Thiede
Mr. Thiede was promoted to president and chief executive officer of MDU Construction Services Group, Inc. effective April 30, 2013. In connection with his promotion, the compensation committee moved Mr. Thiede from salary grade H to salary grade J with a midpoint of $390,000 and increased Mr. Thiede’s base salary from $330,000 to $385,000. Combined with his target annual incentive, his prorated target total annual compensation was $696,667. The committee’s rationale for the increase was recognizing Mr. Thiede’s assumption of the additional duties and responsibilities as chief executive officer, as well as recognizing the success he achieved as president of MDU Construction Services Group, Inc. since January 2012.

Paul K. Sandness
For 2013, the compensation committee awarded Mr. Sandness, our general counsel and secretary, a 3% increase, raising his salary from $334,000 to $344,000, or to 103% of the midpoint of salary grade I. Combined with his increased target annual and long-term incentives, this would result in target total annual compensation of 89% and total direct compensation of 86% of the 2013 competitive salary survey data at the 50th percentile. The compensation committee’s rationale for the increase was in recognition of Mr. Sandness’ successful management of company litigation and his leadership in the corporate governance area.

Annual Incentives

What the Performance Measures Are and Why We Chose Them
The compensation committee develops and reviews financial and other corporate performance measures to help ensure that compensation to the executives reflects the success of their respective business segment and/or the corporation, as well as the value provided to our stockholders.

The compensation committee believes earnings per share and return on invested capital are very good measurements in assessing a business segment’s performance and the company’s performance from a financial perspective, because:

•	earnings per share is a generally accepted accounting principle measurement and is a key driver of stockholder return over the long-term and

•

return on invested capital measures how efficiently and effectively management deploys capital, where sustained returns on invested capital in excess of a business segment’s cost of capital create value for our stockholders.

For the first time in 2013, the compensation committee selected earnings as the performance measure for two business segments. For the construction services segment, key earnings levels were selected in order to balance conservative financial planning as well as earnings volatility, instead of tying performance to allocated earnings per share and budgeted return on invested capital.

To provide the compensation committee with a competitive practice reference point in terms of how other exploration and production companies treat ceiling test impairments for annual incentive purposes, we engaged Towers Watson to prepare the analysis discussed in the Role of Compensation Consultants section above. The committee considered Towers Watson’s report and selected earnings, as adjusted, for the exploration and production segment to motivate the chief executive officer to increase and maintain production at a high level and develop the appropriate mix of production and replacement reserves, without regard to the effect on earnings of non-cash impairments and hedge accounting, the pricing components over which he had no control.

20	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

For the named executive officers working at MDU Resources Group, Inc., who were Messrs. Goodin, Schwartz, and Sandness, the compensation committee continued to base annual incentives on the achievement of performance goals at the business segments: (i) the construction materials and contracting and construction services segments, taken together, (ii) the pipeline and energy services segment, (iii) the exploration and production segment, and (iv) the electric and natural gas distribution segments. The compensation committee’s rationale for this approach was to provide greater alignment between the MDU Resources Group, Inc. executives and business segment performance.

As established by the compensation committee in March 2013, the annual performance measures and goal weightings for the business segment leaders were:

		Business Segment Goal Weighting				Company Goal Weighting
Position	Business Segment	Budgeted Allocated EPS (%)	Budgeted ROIC (%)	Budgeted Earnings (%)		EPS (%) (1)
Chief Executive Officer	Construction Materials & Contracting Construction Services	18.75 —	18.75 —	— 37.5	(2)	25.0
President and Chief Executive Officer	Pipeline and Energy Services	37.5	37.5	—		25.0
President and Chief Executive Officer	Electric and Natural Gas Distribution	37.5	37.5	—		25.0
President and Chief Executive Officer	Exploration and Production	—	—	75.0	(3)	25.0

(1)	Earnings per share for purposes of the annual incentive calculation reflect the adjustments referred to in footnote 3.
(2)	Earnings were defined as GAAP earnings.
(3)

Earnings were defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting, (y) derivatives that no longer qualify for hedge accounting treatment, or (z) the discontinuation of hedge accounting treatment.

After the chief executive officer of our two construction segments retired in late April 2013 and Messrs. Thiede and Barney were promoted, the compensation committee left Mr. Thiede’s annual incentive performance measure unchanged from what it had been earlier in the year, namely the construction services business segment’s GAAP earnings. This determination had no effect on the calculation of the annual incentive awards for the executive officers at MDU Resources Group, Inc., as discussed above, which were to be calculated as if the former chief executive officer of the construction business segments had remained employed through the end of 2013.

Except for our construction services business segment, we establish our incentive plan performance targets in connection with our annual financial planning process, where we assess the economic environment, competitive outlook, industry trends, and company specific conditions to set projections of results. The compensation committee evaluates the projected results and uses this evaluation to establish the incentive plan performance targets based upon recommendation of the chief executive officer. Allocated earnings per share for a business segment is calculated by dividing that business segment’s earnings by the business segment’s portion of the total company weighted average shares outstanding. Return on invested capital for a business segment is calculated by dividing the business segment’s earnings, without regard to after tax interest expense and preferred stock dividends, by the business segment’s average capitalization for the calendar year. If the compensation committee utilizes a return on invested capital target for a business segment, it considers the business segment’s weighted average cost of capital. The weighted average cost of capital is a composite cost of the individual sources of funds including equity and debt used to finance a company’s assets. It is calculated by averaging the cost of debt plus the cost of equity by the proportion each represents in our, or the business segment’s, capital structure.

In the case of our construction services business segment, we utilized key earnings levels to structure the annual incentive. The specific earnings levels and their associated incentive payment amounts are addressed in Construction Services Segment Earnings Goal section below.

Our Named Executive Officers’ Target Annual Incentive Compensation
The compensation committee established the named executive officers’ target annual incentive as a percentage of each officer’s actual 2013 base salary.

Messrs. Goodin’s, Schwartz’s, and Sandness’ 2013 target annual incentives were 150%, 50%, and 60% of base salary, respectively, based on the following:

•

In connection with his promotion, Mr. Goodin’s target annual incentive was set at 150% of base salary, or $937,500, which was above the 107% and 103% of base salary paid to chief executive officer positions based on salary survey data and performance graph peer group data, respectively, from the competitive assessment. The committee’s rationale for assigning an above-market target annual incentive percentage was to offset a below-market target long-term incentive and to ensure, from an internal equity standpoint, that Mr. Goodin’s target incentive was above the target incentives of his direct reports.

MDU Resources Group, Inc. Proxy Statement	21

Proxy Statement

•

For Mr. Schwartz, the target annual incentive of 50% of base salary was below the 71% and 58% of base salary paid to chief financial officers based on salary survey data and performance graph peer group data, respectively, from the competitive assessment. Since prior years had shown little difference between Mr. Schwartz’s target incentive and the targets from the competitive assessments, the committee decided to forego changing his target.

•

For Mr. Sandness, the target annual incentive was increased from 50% to 60% of base salary to be approximately equal to the 59% of base salary paid to top legal executives based on salary survey data from the competitive assessment.

Mr. Wells’ 2013 target incentive was unchanged at 125% of base salary, which was above the 57% of base salary paid to comparable positions in the survey data and below the average of 234% of base salary paid at exploration and production companies (Berry Petroleum Company, EQT Corporation, and Whiting Petroleum Corporation) in our performance graph peer group from the competitive assessment. The compensation committee determined, as it had last year, that the target incentive of 125% of base salary was appropriate given the significant investment in the exploration and production segment and the desire to incentivize and motivate Mr. Wells to generate earnings that can greatly impact overall company earnings.

Mr. Thiede’s 2013 target incentive was 90% of base salary, which remained unchanged from the target incentive he had before his promotion, but was to be calculated based on his prorated base salary. His position was not included in the competitive assessment prepared by Towers Watson. The committee believed maintaining the 2013 target incentive of 90% of base salary was appropriate because it would compensate Mr. Thiede for not having received any long-term performance share grants.

MDU Resources Group, Inc. EPS Goal
The MDU Resources Group, Inc. earnings per share component represented 25% of the award opportunity for all business segment leaders except for Mr. Thiede. Payout could range from no payment if the results were below 85% of the $1.27 target to a 200% payout if the results were $1.46 or higher. The committee set the target at $1.27, which was above the 2012 target of $1.19 and above the adjusted 2012 results of $1.15, which eliminated the effect of $246.8 million after-tax noncash charges relating to the write-down of oil and natural gas properties in 2012, discontinued operations, and the net benefit related to natural gas gathering operations litigation. The 2013 target was established based on adjusted earnings at the exploration and production segment as described in footnote 3 to the table under What the Performance Measures Are and Why We Chose Them above. The higher 2013 earnings per share target level was based primarily on anticipated higher earnings at all business segments.

Earnings per share for 2013 were, on a GAAP basis, $1.47 and, on an adjusted basis, $1.49. The payment on this component was 200% of target.

Exploration and Production Segment Earnings Goal
For the exploration and production segment, 75% of the 2013 award opportunity was based on earnings adjusted as described in footnote 3 to the table under What the Performance Measures Are and Why We Chose Them above. Payout could range from no payment if 2013 earnings were below the 90% level to a 200% payout if the segment’s 2013 earnings were at or above the 105% level.

The committee set the exploration and production segment’s 2013 earnings target level at $84 million, which was above the 2012 target level of $78.4 million and 20.7% above 2012 adjusted results, which excluded the noncash ceiling test impairments. The higher 2013 earnings target level was approved by the board in the 2013 business plan and also based on an anticipated increase in production and continued shifting of production to more oil and natural gas liquids and less natural gas.

The segment’s 2013 earnings were $98.4 million equating to a 200% payment on the segment earning’s component, which coupled with MDU Resources Group, Inc.’s earnings per share being 200% of target, resulted in a 2013 annual incentive payment for Mr. Wells of $1,425,000 or 200% of target.

Electric and Natural Gas Distribution Segments EPS and ROIC Goals
For the electric and natural gas distribution segments, 75% of the 2013 award opportunity was based on allocated earnings per share and budgeted return on invested capital, equally weighted. Payout could range from no payment if the allocated earnings per share and return on invested capital results were below the 85% level to a 200% payout if:

•	the 2013 allocated earnings per share for the segment were at or above the 115% level and

•	the 2013 return on invested capital was at or above the 115% level.

22	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The committee set the 2013 target for allocated earnings per share higher than the 2012 target and higher than 2012 actual results to reflect anticipated growth in the western North Dakota region of the service territory. The committee set the 2013 return on invested capital target lower than the 2012 target level and higher than the 2012 actual results to reflect higher invested capital associated with its growth projects.

For 2013, the electric and natural gas distribution segments’ earnings per share and return on invested capital were 108.3% and 103.4% of their respective targets, equating to 155.5% and 122.6%, respectively, of the target amount attributable to those components, which coupled with MDU Resources Group, Inc.’s earnings per share being 200% of target, led to overall results for these segments of 154.3% of the 2013 target annual incentive award.

Pipeline and Energy Services Segment EPS, ROIC, and Safety Goals
For the pipeline and energy services segment, 75% of the 2013 award opportunity was based on allocated earnings per share and budgeted return on invested capital, equally weighted. Payout could range from no payment if the results were below the 85% level to a 200% payout if:

•	the 2013 allocated earnings per share for the segment were at or above the 115% level and

•	the 2013 return on invested capital was at or above the 115% level.

The pipeline and energy services segment also had five individual goals relating to safety results with each goal that was not met reducing the annual incentive award by 1%. The five individual goals were:

•	each established local safety committee will conduct eight meetings per year

•	each established local safety committee must conduct four site assessments per year

•	report vehicle accidents and personal injuries by the end of the next business day, which will be achieved only if 85% or more of the reports are submitted by the end of the next business day

•	achieve the targeted vehicle accident incident rate of 1.85 or less and

•	achieve the targeted personal injury incident rate of 2.3 or less.

The committee set the pipeline and energy services segment’s 2013 allocated earnings per share target higher than the 2012 target, reflecting increased earnings associated with a full year’s results of our natural gas processing facility. The 2013 allocated earnings per share target was set below the 2012 actual results due to the positive 2012 earnings impact of a benefit related to natural gas gathering operations litigation. The committee set the 2013 return on invested capital target below the 2012 target level and below the 2012 actual results, reflecting increased invested capital in our diesel refinery and reflecting the positive 2012 earnings impact of a benefit related to natural gas gathering operations litigation.

Results at the pipeline and energy services segment (before adjustment for the five safety goals) were 44.0% and 57.4%, respectively, of the 2013 allocated earnings per share and return on invested capital measures, resulting in no payment on either component. These results, coupled with MDU Resources Group, Inc.’s earnings per share being 200% of target and all five safety goals being met, led to overall results for these segments of 50% of the 2013 target annual incentive.

Construction Services Segment Earnings Goal
Mr. Thiede’s 2013 incentive award opportunity was established by Mr. Goodin and the former chief executive officer of the construction services segment and was left unchanged by the compensation committee when he was promoted. His award opportunity was based solely on the construction services business segment’s 2013 earnings, where the payout could range from no payment if the results were below $14.5 million to 250% of the target amount if the results were at or above $35.8 million.

For the construction services segment, key earnings levels were selected to balance conservative financial planning as well as earnings volatility, instead of tying performance to allocated earnings per share and budgeted return on invested capital. The committee set the business segment’s 2013 earnings target at the level required to deliver a return on invested capital that was approximately equal to the business segment’s weighted average cost of capital. The committee set the earnings required to generate a maximum payment at the level necessary to generate a return on invested capital of approximately 550 basis points above the business segment’s weighted average cost of capital.

The construction services segment’s 2013 earnings were $52.2 million.

Mr. Thiede’s 2013 annual incentive payment was $825,000 or 250% of target.

MDU Resources Group, Inc. Proxy Statement	23

Proxy Statement

Construction Services and Construction Materials and Contracting Segments Performance Goals

For purposes of determining the annual incentive awards of the MDU Resources Group, Inc. executives, including Messrs. Goodin, Schwartz, and Sandness, these segments were combined, with the targets and weightings structured as follows:

Construction Materials & Contracting’s 2013 ROIC results as a % of 2013 target (weighted 18.75%)	Corresponding payment of annual incentive target based on ROIC	Construction Materials & Contracting’s 2013 EPS results as a % of 2013 target (weighted 18.75%)	Corresponding payment of annual incentive target based on EPS	Construction Services’ 2013 earnings(1) results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on earnings
Less than 85%	0%	Less than 85%	0%	Less than $14.5M	0%
100%	100%	100%	100%	100%	100%
191%	200%	115%	200%	$35.8M or greater	250%

(1)	Earnings is defined as GAAP earnings reported for the construction services segment.

Targets and corresponding payments that fall in between stated levels are set out in more detail in the Narrative Discussion Relating to the Summary Compensation Table and Grants of Plan-Based Awards Table.

For the construction materials and contracting business segment, the committee set the 2013 allocated earnings per share higher than the 2012 target and higher than 2012 actual result to reflect increased construction activity in western North Dakota, improvement in the Texas operations, and increased asphalt demand. The committee set the 2013 return on invested capital target higher than the 2012 target level and higher than the 2012 actual result due to higher anticipated earnings and continued restraint in the growth of the business segment’s invested capital.

The construction services segment’s 2013 earnings were $52.2 million, which was greater than 171% of the earnings target and equated to 250% of the annual incentive target. The construction materials and contracting segment’s 2013 earnings per share and return on invested capital were 148.1% and 141.9% of their respective 2013 targets, equating to 173.3% of the target incentive amount attributable to those components.

Coupled with MDU Resources Group, Inc.’s earnings per share being 200% of target, overall results for 2013 were 208.8% of the 2013 target annual incentive award.

The following two tables show the 2012 and 2013 incentive plan performance targets and results by business segment.

	2012 Incentive Plan Performance Targets			2012 Incentive Plan Results
Name	EPS Business Segment ($)	ROIC (%)	EPS MDU Resources ($)	EPS Business Segment ($)	ROIC (%)	EPS MDU Resources ($)
Pipeline and Energy Services	0.99	5.8	1.19	1.78	8.3	(.01)
Exploration and Production	2.10	6.9	1.19	(4.81)	(13.9)	(.01)
Construction Services	3.61	7.4	1.19	8.18	15.2	(.01)
Construction Materials and Contracting	0.31	3.5	1.19	0.49	4.1	(.01)
Electric and Natural Gas Distribution	1.16	6.2	1.19	1.08	5.8	(.01)

	2013 Incentive Plan Performance Targets				2013 Incentive Plan Results
Name	EPS Business Segment ($)	ROIC (%)	Business Segment Earnings ($)	EPS MDU Resources ($)	EPS Business Segment ($) / (% of Target)	ROIC (%) / (% of Target)	Business Segment Earnings ($) / (% of Target)	EPS MDU Resources ($) / (% of Target)
Pipeline and Energy Services	1.16	5.4	—	1.27	0.51 / 0	3.1 / 0	—	1.49 / 200
Exploration and Production	—	—	84.0	1.27	—	—	98.4 / 200	1.49 / 200
Construction Services	—	—	20.9	—	—	—	52.2 / 250	—
Construction Materials and Contracting	0.52	4.3	—	1.27	0.77 / 200	6.1 / 146.5	—	1.49 / 200
Electric and Natural Gas Distribution	1.20	5.9	—	1.27	1.30 / 155.5	6.1 / 122.6	—	1.49 / 200

24	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The table below lists each named executive officer’s 2013 base salary, target annual incentive percentage, and the annual incentive earned.

Name	2013 Base Salary (000s) ($)	2013 Target Annual Incentive (%)	2013 Annual Incentive Earned (% of Target)	2013 Annual Incentive Earned (000s) ($)
David L. Goodin	625.0	150.0	171.8	1,610.6
Doran N. Schwartz	345.0	50.0	171.8	296.4
J. Kent Wells	570.0	125.0	200.0	1,425.0
Jeffrey S. Thiede *	366.7	90.0	250.0	825.0
Paul K. Sandness	344.0	60.0	171.8	354.6

*

Mr. Thiede’s 2013 Annual Incentive Earned was established using a base salary that was prorated for 2013 as follows: one-third at an annualized rate of $330,000 and two-thirds at an annualized rate of $385,000.

Messrs. Goodin’s, Schwartz’s, and Sandness’ 2013 annual incentives were paid at 171.8% of target based on the following:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B
Construction Services Segment and Construction Materials and Contracting Segment	208.8%	28.5%	59.5%
Exploration and Production Segment	200.0%	26.6%	53.2%
Pipeline and Energy Services Segment	50.0%	9.8%	4.9%
Electric and Natural Gas Distribution Segments	154.3%	35.1%	54.2%
Total (Payout Percentage)			171.8%

Deferral of Annual Incentive Compensation
We provide executives the opportunity to defer receipt of earned annual incentives. If an executive chooses to defer his or her annual incentive, we will credit the deferral with interest at a rate determined by the compensation committee. For 2013, the committee chose to use the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12 and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “BBB” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. This resulted in an interest rate of 4.58%. The compensation committee’s reasons for using this approach recognized:

•	incentive deferrals are a low-cost source of capital for the company and

•	incentive deferrals are unsecured obligations and, therefore, carry a higher risk to the executives.

2013 Long-Term Incentives

Performance Share Awards
We use the Long-Term Performance-Based Incentive Plan, which has been approved by our stockholders, for long-term incentive compensation, with performance shares as the primary form of long-term incentive compensation. We have not granted stock options since 2001, and in 2011 we amended the plan to no longer permit the grant of stock options or stock appreciation rights; no stock options, stock appreciation rights, or restricted shares are outstanding.

The compensation committee has used relative stockholder return in comparison to the performance graph peer group as the performance measure for a number of years, including the 2013 performance share awards. The performance graph peer group consisted of the following companies when the committee granted performance shares in March 2013:

•	Alliant Energy Corporation	•	Martin Marietta Materials, Inc.	•	Sterling Construction Company
•	Atmos Energy	•	National Fuel Gas Company	•	SM Energy Company
•	Berry Petroleum Company	•	Northwest Natural Gas Company	•	Swift Energy Company
•	Black Hills Corporation	•	Pike Electric Corporation	•	Texas Industries
•	Comstock Resources, Inc.	•	Quanta Services, Inc.	•	Vectren Corporation
•	EMCOR Group, Inc.	•	Questar Corporation	•	Vulcan Materials Company
•	EQT Corporation	•	SCANA Corporation	•	Whiting Petroleum Corporation
•	Granite Construction Incorporated	•	Southwest Gas Corporation

MDU Resources Group, Inc. Proxy Statement	25

Proxy Statement

Since the March 2013 grant, Berry Petroleum Company has been removed from the performance graph peer group because it was acquired.

The performance measure is our total stockholder return over a three-year measurement period as compared to the total stockholder returns of the companies in our performance graph peer group over the same three-year period. The compensation committee selected the relative stockholder return performance measure because it believes executive pay under a long-term, capital accumulation program such as this should mirror our long-term performance in stockholder return as compared to other public companies in our industries. Payments are made in company stock; dividend equivalents are paid in cash. No dividend equivalents are paid on unvested performance shares.

Total stockholder return is the percentage change in the value of an investment in the common stock of a company, from the closing price on the last trading day in the calendar year preceding the beginning of the performance period, through the last trading day in the final year of the performance period. It is assumed that dividends are reinvested in additional shares of common stock at the frequency paid.

As with the target annual incentive, we determined the target long-term incentive for a given position in part from the competitive assessment and in part by the compensation committee’s judgment on the impact each position has on our total stockholder return. The committee kept the chief executive officer’s target long-term incentive below a level indicated from the competitive assessment. Mr. Goodin’s target was 150% of base salary, below the salary survey median of 309% of base salary and below the performance graph peer group median of 247% of base salary for chief executive officers. The compensation committee has historically set the president and chief executive officer’s target long-term incentive compensation below the level indicated by the competitive assessment to offset his benefit under the Supplemental Income Security Plan, our nonqualified defined benefit plan, which prior assessments have shown to be higher than competitive levels.

Messrs. Schwartz’s and Wells’ target long-term incentives were unchanged from 2012. Mr. Schwartz’s target long-term incentive of 75% of base salary was below the salary survey median of 119% of base salary and below the performance graph peer group median of 143% of base salary for chief financial officers. Mr. Wells’ target long-term incentive was 200% of base salary, which was above the salary survey median of 113% and below the performance graph peer group median of 444% of base salary paid to comparable positions based on survey data and proxy data, respectively, from the competitive assessment. We believe that Mr. Wells’ long-term incentive target enhances retention since he cannot participate in any of our defined benefit retirement plans.

Mr. Thiede received no long-term incentive awards in 2013.

Mr. Sandness’ target long-term incentive was increased from 75% to 85% of base salary and was slightly below the salary survey median of 92% of base salary.

On March 4, 2013, the board of directors, upon recommendation of the compensation committee, made performance share grants to the named executive officers, except Mr. Thiede. The compensation committee determined the target number of performance shares granted to each named executive officer by multiplying the named executive officer’s 2013 base salary by his target long-term incentive and then dividing this product by the average of the closing prices of our stock from January 1, 2013 through January 22, 2013, as shown in the following table:

Name	2013 Base Salary to Determine Target ($)	2013 Target Long-Term Incentive at Time of Grant (%)	2013 Target Long-Term Incentive at Time of Grant ($)	Average Closing Price of Our Stock From January 1 Through January 22 ($)	Resulting Number of Performance Shares Granted on March 4 (#)
David L. Goodin	625,000	150	937,500	21.91	42,788
Doran N. Schwartz	345,000	75	258,750	21.91	11,809
J. Kent Wells	570,000	200	1,140,000	21.91	52,031
Jeffrey S. Thiede	—	—	—	—	—
Paul K. Sandness	344,000	85	292,400	21.91	13,345

Assuming our three-year (2013 to 2015) total stockholder return is positive, from 0% to 200% of the target grant will be paid out in February 2016 depending on our total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage will be a function of our rank against our performance graph peer group.

26	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

During 2012, the compensation committee reviewed its long-term incentive award program and the use of performance shares as the only long-term award and relative total stockholder return as the sole performance measure. After considering alternative approaches, the committee determined to continue using performance shares as the only long-term award in order to keep long-term incentives based solely on performance. However, the committee modified the program due to:

•	the added difficulty of comparing the company’s diversified operations to a peer group comprised primarily of single industry firms and

•	a number of the performance graph peer group companies also grant awards based solely on time vesting.

The committee determined, in order to be competitive and keep executives incentivized, to lower the threshold performance level from the 40th percentile to the 25th percentile and increase the threshold payout percentage from 10% to 20%. In addition, the performance level for maximum payout was lowered from the 90th percentile to the 75th percentile, as follows:

Long-Term Incentive Payout Percentages

The Company’s Percentile Rank	Payout Percentage of March 4, 2013 Grant
75th or higher	200%
50th	100%
25th	20%
Less than 25th	0%

Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2016 at the same time as the performance share awards are paid.

As had been established for awards granted beginning in 2011, if our total stockholder return is negative, the shares and dividend equivalents otherwise earned, if any, will be reduced in accordance with the following table:

Total Stockholder Return	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

The named executive officers must retain 50% of the net after-tax shares that are earned pursuant to this long-term incentive award until the earlier of (i) the end of the two-year period commencing on the date any shares earned under the award are issued and (ii) the executive’s termination of employment.

No Payment in February 2013 for 2010 Grants under the Long-Term Performance-Based Incentive Plan
We granted performance shares to our named executive officers under the Long-Term Performance-Based Incentive Plan on March 5, 2010 for the 2010 through 2012 performance period. Our total stockholder return for the 2010 through 2012 performance period was (1.22)%, which corresponded to a percentile rank of 13% against our performance graph peer group and resulted in no shares or dividend equivalents being paid to the named executive officers.

Clawback
In November 2005, we implemented a guideline for repayment of incentives due to accounting restatements, commonly referred to as a clawback policy, whereby the compensation committee may seek repayment of annual and long-term incentives paid to executives if accounting restatements occur within three years after the payment of incentives under the annual and long-term plans. Under our clawback policy, the compensation committee may require executives to forfeit awards and may rescind vesting, or the acceleration of vesting, of an award.

MDU Resources Group, Inc. Proxy Statement	27

Proxy Statement

Post-Termination Compensation and Benefits

Pension Plans
Effective in 2006, we no longer offer defined benefit pension plans to new non-bargaining unit employees. The defined benefit plans available to employees hired before 2006 were amended to cease benefit accruals as of December 31, 2009. The frozen benefit provided through our qualified defined benefit pension plans is determined by years of service and base salary. Effective 2010, for those employees who were participants in defined benefit pension plans and for executives and other non-bargaining unit employees hired after 2006, the company offers increased company contributions to our 401(k) plan. For non-bargaining unit employees hired after 2006, the retirement contribution is 5% of plan eligible compensation. For participants hired prior to 2006, retirement contributions are based on the participant’s age as of December 31, 2009. The retirement contribution is 11.5% for Mr. Goodin and Mr. Sandness, 10.5% for Mr. Schwartz, and 5% for Mr. Wells and Mr. Thiede.

Supplemental Income Security Plan
Benefits Offered
We offer certain key managers and executives, including all of our named executive officers, except Mr. Wells and Mr. Thiede, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. The SISP has a ten-year vesting schedule and was amended to add an additional vesting requirement for benefit level increases occurring on or after January 1, 2010. The SISP provides participants with additional retirement income and death benefits.

We believe the SISP is effective in retaining the talent necessary to drive long-term stockholder value. In addition, we believe that the ten-year vesting provision of the SISP, augmented by an additional three years of vesting for benefit level increases occurring on or after January 1, 2010, helps promote retention of key executive officers.

Benefit Levels
The chief executive officer recommends benefit level increases to the compensation committee for participants except himself. The chief executive officer considers, among other things, the participant’s salary in relation to the salary ranges that correspond with the SISP benefit levels, the participant’s performance, the performance of the applicable business segment or the company, and the cost associated with the benefit level increase.

The chief executive recommended, and the compensation committee approved, a 2013 SISP benefit level increase for Mr. Schwartz. The benefit level increase corresponded to one level below which Mr. Schwartz’s 2013 salary would otherwise qualify. The recommendation was to recognize Mr. Schwartz’s performance relating to the successful renewal of the company’s credit facility.

The committee also approved a 2013 SISP benefit level increase for Mr. Goodin. The benefit level increase corresponded to one level below which Mr. Goodin’s 2013 salary would otherwise qualify. The benefit level increase recognized Mr. Goodin’s promotion to the president and chief executive officer position. The following table reflects our named executive officers’ SISP levels as of December 31, 2013:

	December 31, 2013 Annual SISP Benefits
Name	Survivor ($)	Retirement ($)
David L. Goodin	552,960	276,480
Doran N. Schwartz	233,184	116,592
J. Kent Wells	N/A	N/A
Jeffrey S. Thiede	N/A	N/A
Paul K. Sandness	328,080	164,040

Nonqualified Defined Contribution Plan
The company adopted the Nonqualified Defined Contribution Plan, or NQDCP, effective January 1, 2012, to provide deferred compensation for a select group of management or highly compensated employees who do not participate in the SISP. The compensation committee, upon recommendation from the chief executive officer, determines which employees will participate in the NQDCP for any year. The compensation committee determines the amount of employer contributions under the plan, which are credited to plan accounts and not funded. After satisfying a four-year vesting requirement for each contribution, the contributions and investment earnings will be distributed to the executive in a lump sum upon separation from service with the company or in annual installments commencing upon the later of (i) separation from service and (ii) age 65. The four-year vesting requirement is waived if the participant dies while employed by the company.

28	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The committee, upon recommendation of the chief executive officer, selected Mr. Thiede as a participant for 2013 with an employer contribution of $33,000 or 10% of his base salary as of January 1, 2013. The contribution was awarded to recognize his promotion to president of the construction services segment and achievement of an annualized return on invested capital that was 4.7 percentage points higher than the weighted average cost of capital for the construction services segment. We believe that Mr. Thiede’s participation in this plan and the four-year vesting requirement enhances retention since he cannot participate in any of our defined benefit retirement plans.

Impact of Tax and Accounting Treatment
The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in Section 162(m). Generally, long-term incentive compensation and annual incentive awards for our chief executive officer and those executive officers whose overall compensation is likely to exceed $1 million are structured to be deductible for purposes of Section 162(m) of the Internal Revenue Code, but we may pay compensation to an executive officer that is not deductible. All annual or long-term incentive compensation paid to our named executive officers in 2013 satisfied the requirements for deductibility.

Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation if the deferral does not comply with Section 409A. We have amended our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.

Section 4999 of the Internal Revenue Code imposes an excise tax on payments to executives and others of amounts that are considered to be related to a change of control if they exceed levels specified in Section 280G of the Internal Revenue Code. To the extent a change in control triggers liability for an excise tax, payment of the excise tax will be made by the individual. The company will not pay the excise tax. We do not consider the potential impact of Section 4999 or 280G when designing our compensation programs.

The compensation committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and annual incentive compensation as expenses in the amount paid, or to be paid, to the named executive officers. For our equity awards, accounting rules also require that we record an expense in our financial statements. We calculate the accounting expense of equity awards to employees in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation.

Stock Ownership Requirements
We instituted stock ownership guidelines on May 5, 1993, which we revised in November 2010 to provide that executives who participate in our Long-Term Performance-Based Incentive Plan are required within five years to own our common stock equal to a multiple of their base salaries. Stock owned through our 401(k) plan or by a spouse is considered in ownership calculations. Unvested performance shares and other unvested equity awards are not considered in ownership calculations. The level of stock ownership compared to the requirements is determined based on the closing sale price of the stock on the last trading day of the year and base salary at December 31 of each year. Each February, the compensation committee receives a report on the status of stock holdings by executives. The committee may, in its sole discretion, grant an extension of time to meet the ownership requirements or take such other action as it deems appropriate to enable the executive to achieve compliance with the policy. The table shows the named executive officers’ holdings as of December 31, 2013:

Name	Assigned Guideline Multiple of Base Salary	Actual Holdings as a Multiple of Base Salary	Number of Years at Guideline Multiple (#)
David L. Goodin	4X	2.13	1.00	(1)
Doran N. Schwartz	3X	2.54	3.87	(2)
J. Kent Wells	3X	1.49	2.67	(3)
Jeffrey S. Thiede	3X	0.15	(4)
Paul K. Sandness	3X	4.80	9.75

(1)	Participant must meet ownership requirement by January 1, 2018.
(2)	Participant must meet ownership requirement by January 1, 2015.
(3)	Participant must meet ownership requirement by May 1, 2016.
(4)	Participant must meet ownership requirement by January 1, 2019.

MDU Resources Group, Inc. Proxy Statement	29

Proxy Statement

The compensation committee may consider the policy and the executive’s stock ownership in determining compensation. The committee, however, did not do so with respect to 2013 compensation.

Policy Regarding Hedging Stock Ownership
Our executive compensation policy prohibits Section 16 officers from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership. See the Security Ownership section of the proxy statement for our policy on margin accounts and pledging of our stock.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K, Item 402(b), with management. Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

Thomas Everist, Chairman
Karen B. Fagg
Thomas C. Knudson
Patricia L. Moss

30	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Summary Compensation Table for 2013

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($) (e)(1)		Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)(2)	All Other Compensation ($) (i)		Total ($) (j)
David L. Goodin	2013	625,000		—		1,241,280		—	1,610,625		532,991	37,517	(3)	4,047,413
President and CEO	2012	—		—		—		—	—		—	—		—
	2011	—		—		—		—	—		—	—		—

Terry D. Hildestad	2013	74,481	(4)	—		—		—	—		17,928	13,565	(3)	105,974
President and CEO	2012	750,000		—		897,277		—	518,250		355,027	38,224		2,558,778
	2011	750,000		—		1,084,318		—	954,750		739,760	37,499		3,566,327

Doran N. Schwartz	2013	345,000		—		342,579		—	296,355		28,459	34,881	(3)	1,047,274
Vice President and CFO	2012	300,000		—		179,445		—	103,650		100,935	34,224		718,254
	2011	273,000		—		197,341		—	173,765		147,789	33,549		825,444

J. Kent Wells	2013	570,000		—		1,509,419		—	1,425,000		—	20,556	(3)	3,524,975
Vice Chairman of the	2012	550,000		—		877,331		—	—		—	96,470		1,523,801
Corporation and	2011	367,671		916,685	(5)	925,000	(6)	—	1,007,306	(7)	—	84,580	(8)	3,301,242
President and CEO of
Fidelity Exploration &
Production Company

Jeffrey S. Thiede	2013	367,068		—		—		—	825,000		—	66,282	(3)	1,258,350
President and CEO of	2012	—		—		—		—	—		—	—		—
MDU Construction	2011	—		—		—		—	—		—	—		—
Services Group, Inc.

Paul K. Sandness	2013	344,000		—		387,138		—	354,595		—	39,131	(3)	1,124,864
General Counsel and	2012	—		—		—		—	—		—	—		—
Secretary	2011	—		—		—		—	—		—	—		—

(1)

Amounts in this column represent the aggregate grant date fair value of the performance share awards calculated in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718. This column was prepared assuming none of the awards will be forfeited. The amounts were calculated using a Monte Carlo simulation, as described in Note 13 of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)

Amounts shown represent the change in the actuarial present value for years ended December 31, 2011, 2012, and 2013 for the named executive officers’ accumulated benefits under the pension plan, excess SISP, and SISP, collectively referred to as the “accumulated pension change,” plus above-market earnings on deferred annual incentives, if any. The amounts shown are based on accumulated pension change and above-market earnings as of December 31, 2011, 2012, and 2013, as follows:

	Accumulated Pension Change			Above-Market Earnings
Name	12/31/2011 ($)	12/31/2012 ($)	12/31/2013 ($)	12/31/2011 ($)	12/31/2012 ($)	12/31/2013 ($)
David L. Goodin	—	—	532,986	—	—	5
Terry D. Hildestad	728,587	331,845	(582,178)	11,173	23,182	17,928
Doran N. Schwartz	147,789	100,935	28,459	—	—	—
J. Kent Wells	—	—	—	—	—	—
Jeffrey S. Thiede	—	—	—	—	—	—
Paul K. Sandness	—	—	(170,904)	—	—	—

MDU Resources Group, Inc. Proxy Statement	31

Proxy Statement

(3)

	401(k) ($)(a)	Life Insurance Premium ($)	Matching Charitable Contribution ($)	Automobile Allowance ($)	Additional LTD Premium ($)	Nonqualified Defined Contribution Plan ($)	Total ($)
David L. Goodin	36,975	242	300	—	—	—	37,517
Terry D. Hildestad	11,752	13	1,800	—	—	—	13,565
Doran N. Schwartz	34,425	156	300	—	—	—	34,881
J. Kent Wells	20,400	156	—	—	—	—	20,556
Jeffrey S. Thiede	20,400	156	—	12,000	726	33,000	66,282
Paul K. Sandness	36,975	156	2,000	—	—	—	39,131

(a)	Represents company contributions to 401(k) plan, which include matching contributions and contributions made in lieu of pension plan accruals after pension plans were frozen at December 31, 2009.

(4)	Mr. Hildestad’s reported salary includes $65,827 of vacation payout.

(5)	Includes a cash recruitment payment of $550,000 and guaranteed target annual incentive payment of $366,685.

(6)

Represents the aggregate grant date fair value of the portion of Mr. Wells’ additional 2011 annual incentive award that was paid in shares of our common stock calculated in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718.

(7)	Includes $82,296, the value of Mr. Wells’ annual incentive earned above the guaranteed target amount and the $925,010 cash portion of Mr. Wells’ additional 2011 annual incentive.

(8)

The 2011 amount for Mr. Wells’ all other compensation has been reduced to reflect the removal of $4,925, an excess 401(k) company match, that exceeded the limit when contributions from his prior company and current company were aggregated.

Grants of Plan-Based Awards in 2013

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
David L.	3/4/2013(1)	290,625	937,500	1,940,625	—	—	—	—	—	—	—
Goodin	3/4/2013(2)	—	—	—	8,558	42,788	85,576	—	—	—	1,241,280
Terry D.	—	—	—	—	—	—	—	—	—	—	—
Hildestad	—	—	—	—	—	—	—	—	—	—	—
Doran N.	3/4/2013(3)	53,475	172,500	357,075	—	—	—	—	—	—	—
Schwartz	3/4/2013(2)	—	—	—	2,362	11,809	23,618	—	—	—	342,579
J. Kent Wells	3/4/2013(1)	178,125	712,500	1,425,000	—	—	—	—	—	—	—
	3/4/2013(2)	—	—	—	10,406	52,031	104,062	—	—	—	1,509,419
Jeffrey S.	2/7/2013(3)	231,000	330,000	825,000	—	—	—	—	—	—	—
Thiede	—	—	—	—	—	—	—	—	—	—	—
Paul K.	3/4/2013(3)	63,984	206,400	427,248	—	—	—	—	—	—	—
Sandness	3/4/2013(2)	—	—	—	2,669	13,345	26,690	—	—	—	387,138

(1)	Annual incentive for 2013 granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan.

(2)	Performance shares for the 2013-2015 performance period granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan.

(3)	Annual incentive for 2013 granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan.

Narrative Discussion Relating to the Summary Compensation Table
and Grants of Plan-Based Awards Table

Incentive Awards

Annual Incentive
On March 4, 2013, the compensation committee recommended the 2013 annual incentive award opportunities for our named executive officers, except for Mr. Thiede, and the board approved these opportunities at its meeting on March 4, 2013. Mr. Thiede’s 2013 annual incentive award opportunity was established on February 7, 2013 by Mr. Goodin and the former chief executive officer of the construction services segment and was left unchanged by the compensation committee when he was promoted. These award opportunities are reflected in the Grants of Plan-Based Awards table at grant on March 4, 2013, (February 7, 2013 for Mr. Thiede) in columns (c), (d), and (e) and in the Summary Compensation Table as earned with respect to 2013 in column (g).

32	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Executive officers may receive a payment of annual cash incentive awards based upon achievement of annual performance measures with a threshold, target, and maximum level. A target incentive award is established based on a percent of the executive’s base salary. Based upon achievement of goals, actual payment may range from 0% to 207% of the target for Messrs. Goodin, Schwartz, and Sandness, from 0% to 200% of the target for Mr. Wells, and from 0% to 250% of the target for Mr. Thiede.

In order to be eligible to receive a payment of an annual incentive award under the Long-Term Performance-Based Incentive Plan, Messrs. Goodin and Wells must have remained employed by the company through December 31, 2013, unless the compensation committee determines otherwise. The committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made, and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the compensation committee within 90 days of the beginning of the performance period, the performance goals may not be adjusted if the adjustment would increase the annual incentive award payment. The compensation committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine. The application of any reduction, and the methodology used in determining any such reduction, is in the sole discretion of the compensation committee.

With respect to annual incentive awards granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan, which includes Messrs. Schwartz, Thiede, and Sandness, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the compensation committee’s discretion, executives who terminate employment for other reasons are not eligible for an award. The compensation committee has full discretion to determine the extent to which goals have been achieved, the payment level, and whether any final payment will be made. Once performance goals are approved by the committee for executive incentive compensation plan awards, the committee generally does not modify the goals. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance goals, the committee, in consultation with the chief executive officer, may modify the performance goals. Such goal modifications will only be considered in years of unusually adverse or favorable external conditions.

Annual incentive award payments for Messrs. Goodin, Schwartz, and Sandness were determined based on achievement of performance goals at the following business segments – (i) construction services and construction materials and contracting, (ii) exploration and production, (iii) pipeline and energy services, and (iv) electric and natural gas distribution – and were calculated as follows:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B
Construction Services Segment and Construction Materials and Contracting Segment	208.8%	28.5%	59.5%
Exploration and Production Segment	200.0%	26.6%	53.2%
Pipeline and Energy Services Segment	50.0%	9.8%	4.9%
Electric and Natural Gas Distribution Segments	154.3%	35.1%	54.2%
Total (Payout Percentage)			171.8%

The award opportunity available to Mr. Wells was:

Exploration and Production’s 2013 earnings* results as a % of 2013 target (weighted 75.0%)	Corresponding payment of annual incentive target based on earnings	MDU Resources Group, Inc.’s consolidated 2013 earnings per share results as a % of target (weighted 25%)	Corresponding payment of annual incentive target based on con- solidated earnings per share result
Less than 90%	0%	Less than 85%	0%
90%	25%	85%	25%
100%	100%	90%	50%
101%	120%	95%	75%
102%	140%	100%	100%
103%	160%	103%	120%
104%	180%	106%	140%
105%	200%	109%	160%
		112%	180%
		115%	200%

* Earnings is defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation, and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting, (y) derivatives that no longer qualify for hedge accounting treatment, or (z) the discontinuation of hedge accounting treatment.

MDU Resources Group, Inc. Proxy Statement	33

Proxy Statement

The award opportunity available to Mr. Thiede was:

Construction Services’ 2013 earnings* results as a % of 2013 target (weighted 100%)	Corresponding payment of annual incentive target based on earnings
Less than 70%	0%
70%	70%
100%	100%
116%	130%
130%	160%
144%	190%
157%	220%
171%	250%
* Earnings is defined as GAAP earnings reported for the construction services segment.

For discussion of the specific incentive plan performance targets and results, please see the Compensation Discussion and Analysis.

Long-Term Incentive

On March 4, 2013, the compensation committee recommended long-term incentive grants to the named executive officers, except for Mr. Thiede, in the form of performance shares, and the board approved these grants at its meeting on March 4, 2013. These grants are reflected in columns (f), (g), (h), and (l) of the Grants of Plan-Based Awards table and in column (e) of the Summary Compensation Table.

If the company’s 2013-2015 total stockholder return is positive, from 0% to 200% of the target grant will be paid out in February 2016, depending on our 2013-2015 total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage is determined as follows:

The Company’s Percentile Rank	Payout Percentage of March 4, 2013 Grant
75th or higher	200%
50th	100%
25th	20%
Less than 25th	0%

Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2016 at the same time as the performance share awards are paid.

If the common stock of a company in the peer group ceases to be traded at any time during the 2013-2015 performance period, the company will be deleted from the peer group. Percentile rank will be calculated without regard to the return of the deleted company. If MDU Resources Group, Inc. or a company in the peer group spins off a segment of its business, the shares of the spun-off entity will be treated as a cash dividend that is reinvested in MDU Resources Group, Inc. or the company in the peer group.

If the company’s 2013-2015 total stockholder return is negative, the number of shares otherwise earned, if any, for the performance period will be reduced in accordance with the following table:

Total Stockholder Return	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

34	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Salary and Bonus in Proportion to Total Compensation
The following table shows the proportion of salary and bonus to total compensation:

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a % of Total Compensation
David L. Goodin	625,000	—	4,047,413	15.4%
Terry D. Hildestad	74,481	—	105,974	70.3%
Doran N. Schwartz	345,000	—	1,047,274	32.9%
J. Kent Wells	570,000	—	3,524,975	16.2%
Jeffrey S. Thiede	367,068	—	1,258,350	29.2%
Paul K. Sandness	344,000	—	1,124,864	30.6%

Outstanding Equity Awards at Fiscal Year-End 2013

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)(1)
David L. Goodin	—	—	—	—	—	—	—	148,124(2)	4,525,188
Terry D. Hildestad	—	—	—	—	—	—	—	146,206(2)	4,466,593
Doran N. Schwartz	—	—	—	—	—	—	—	64,252(2)	1,962,899
J. Kent Wells	—	—	—	—	—	—	—	206,196(2)	6,299,288
Jeffrey S. Thiede	—	—	—	—	—	—	—	—	—
Paul K. Sandness	—	—	—	—	—	—	—	74,104(2)	2,263,877

(1)	Value based on the number of performance shares reflected in column (i) multiplied by $30.55, the year-end closing price for 2013.

(2)	Below is a breakdown by year of the plan awards:

Named Executive Officer	Award	Shares	End of Performance Period
David L. Goodin	2011	30,376	12/31/13
	2012	32,172	12/31/14
	2013	85,576	12/31/15
Terry D. Hildestad	2011	108,486	12/31/13
	2012	37,720	12/31/14
	2013	–	12/31/15
Doran N. Schwartz	2011	19,744	12/31/13
	2012	20,890	12/31/14
	2013	23,618	12/31/15
J. Kent Wells	2011	–	12/31/13
	2012	102,134	12/31/14
	2013	104,062	12/31/15
Jeffrey S. Thiede	2011	–	12/31/13
	2012	–	12/31/14
	2013	–	12/31/15
Paul K. Sandness	2011	24,156	12/31/13
	2012	23,258	12/31/14
	2013	26,690	12/31/15

Shares for the 2011 award are shown at the maximum level (200%) based on results for the 2011-2013 performance cycle above target.

Shares for the 2012 award are shown at the maximum level (200%) based on results for the first two years of the 2012-2014 performance cycle above target.

Shares for the 2013 award are shown at the maximum level (200%) based on results for the first year of the 2013-2015 performance cycle above target.

MDU Resources Group, Inc. Proxy Statement	35

Proxy Statement

Pension Benefits for 2013

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
David L. Goodin	MDU Pension Plan	26	839,516	—
	SISP I(1)(3)	10	365,414	—
	SISP II(2)(3)	10	570,332	—
	SISP II 2012 Upgrade(4)	1	57,247	—
	SISP II 2013 Upgrade(4)	0	782,190	—
	SISP Excess(5)	26	30,865	—
Terry D. Hildestad	MDU Pension Plan	35	1,438,289	95,896
	SISP I(1)(3)	10	2,061,898	—
	SISP II(2)(3)	10	3,404,499	—
	SISP Excess(5)	35	192,720	182,410
Doran N. Schwartz	MDU Pension Plan	4	77,776	—
	SISP II(2)(3)	6	400,999	—
	SISP II 2013 Upgrade(4)	0	132,714	—
J. Kent Wells(6)	—	—	—	—
Jeffrey S. Thiede(6)	—	—	—	—
Paul K. Sandness	MDU Pension Plan	29	1,383,460	—
	SISP I(1)(3)	10	389,048	—
	SISP II(2)(3)	10	1,088,256	—
	SISP Excess(5)	29	153,245	—

(1)	Grandfathered under Section 409A.

(2)	Not grandfathered under Section 409A.

(3)

Years of credited service only affects vesting under SISP I and SISP II. The number of years of credited service in the table reflects the years of vesting service completed in SISP I and SISP II as of December 31, 2013, rather than total years of service with the company. Ten years of vesting service is required to obtain the full benefit under these plans. The present value of accumulated benefits was calculated by assuming the named executive officer would have ten years of vesting service on the assumed benefit commencement date; therefore, no reduction was made to reflect actual vesting levels.

(4)

Benefit level increases granted under SISP II on or after January 1, 2010 require an additional three years of vesting service for the increase. Mr. Goodin received a benefit increase effective January 1, 2012 and Messrs. Goodin and Schwartz received benefit level increases effective January 1, 2013; the present value of their accumulated benefits was calculated assuming that the additional vesting requirements would be met.

(5)

The number of years of credited service under the SISP excess reflects the years of credited benefit service in the MDU pension plan as of December 31, 2009, when the MDU pension plan was frozen, rather than the years of participation in the SISP excess. We reflect years of credited benefit service in the MDU pension plan because the SISP excess provides a benefit that is based on benefits that would have been payable under the MDU pension plan absent Internal Revenue Code limitations.

(6)	Messrs. Wells and Thiede are not eligible to participate in the MDU pension plan and do not participate in the SISP.

The amounts shown for the pension plan and SISP excess represent the actuarial present values of the executives’ accumulated benefits accrued as of December 31, 2013, calculated using a 4.32% and 4.48% discount rate for the SISP excess and MDU pension plan, respectively, the 2014 IRS Static Mortality Table for post-retirement mortality, and no recognition of future salary increases or pre-retirement mortality. The assumed retirement age for these benefits was age 60 for Messrs. Goodin, Schwartz, and Sandness. This is the earliest age at which the executives could begin receiving unreduced benefits. Mr. Hildestad’s benefits reflect his actual retirement date of January 3, 2013. The amounts shown for the SISP I and SISP II were determined using a 4.32% discount rate and assume benefits commenced at age 65.

Pension Plan
Messrs. Goodin, Hildestad, Schwartz, and Sandness participate in the MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees, which we refer to as the MDU pension plan. Pension benefits under the MDU pension plan are based on the participant’s average annual salary over the 60 consecutive month period in which the participant received the highest annual salary during the participant’s final 10 years of service. For this purpose, only a participant’s salary is considered; incentives and other forms of compensation are not included. Benefits are determined by multiplying (1) the participant’s years of credited service by (2) the sum of (a) the average annual salary up to the social security integration level times 1.1% and (b) the average annual salary over the social security integration level times 1.45%. The maximum years of service recognized when determining benefits under the pension plan is 35. Pension plan benefits are not reduced for social security benefits.

The MDU pension plan was amended to cease benefit accruals as of December 31, 2009, meaning the normal retirement benefit will not change. The years of credited service in the table reflect the named executive officers’ years of credited service as of December 31, 2009.

36	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

To receive unreduced retirement benefits under the MDU pension plan, participants must either remain employed until age 60 or elect to defer commencement of benefits until age 60. Mr. Hildestad was eligible for unreduced retirement benefits under the MDU pension plan. Participants whose employment terminates between the ages of 55 and 60, with 5 years of service under the MDU pension plan, are eligible for early retirement benefits. Early retirement benefits are determined by reducing the normal retirement benefit by 0.25% per month for each month before age 60. If a participant’s employment terminates before age 55, the same reduction applies for each month the termination occurs before age 62, with the reduction capped at 21%.

Benefits for single participants under the MDU pension plan are paid as straight life annuities, and benefits for married participants are paid as actuarially reduced annuities with a survivor benefit for spouses, unless participants choose otherwise. Participants hired before January 1, 2004, who terminate employment before age 55, may elect to receive their benefits in a lump sum. Mr. Goodin would have been eligible for a lump sum if he had retired on December 31, 2013.

The Internal Revenue Code limits the amounts paid under the MDU pension plan and the amount of compensation recognized when determining benefits. In 2009 when the MDU pension plan was frozen, the maximum annual benefit payable under the pension plan was $195,000 and the maximum amount of compensation recognized when determining benefits was $245,000.

Supplemental Income Security Plan
We also offer select key managers and executives benefits under our defined benefit nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. Messrs. Goodin, Hildestad, Schwartz, and Sandness participate in the SISP. Benefits under the SISP consist of:

•	a supplemental retirement benefit intended to augment the retirement income provided under the pension plans – we refer to this benefit as the regular SISP benefit

•	an excess retirement benefit relating to Internal Revenue Code limitations on retirement benefits provided under the pension plans – we refer to this benefit as the SISP excess benefit, and

•	death benefits – we refer to these benefits as the SISP death benefit.

SISP benefits are forfeited if the participant’s employment is terminated for cause.

Regular SISP Benefits and Death Benefits
Regular SISP benefits and death benefits are determined by reference to one of two schedules attached to the SISP – the original schedule or the amended schedule. Our compensation committee, after receiving recommendations from our chief executive officer, determines the level at which participants are placed in the schedules. A participant’s placement is generally, but not always, determined by reference to the participant’s annual base salary. Benefit levels in the amended schedule, which became effective on January 1, 2010, are 20% lower than the benefit levels in the original schedule. The amended schedule applies to new participants and participants who receive a benefit level increase on or after January 1, 2010. Two of the named executive officers, Messrs. Goodin and Schwartz, received a benefit level increase effective January 1, 2013, which requires three years of vesting.

Participants can elect to receive (1) the regular SISP benefit only, (2) the SISP death benefit only, or (3) a combination of both. Regardless of the participant’s election, if the participant dies before the regular SISP benefit would commence, only the SISP death benefit is provided. If the participant elects to receive both a regular SISP benefit and a SISP death benefit, each of the benefits is reduced proportionately.

The regular SISP benefits reflected in the table above are based on the assumption that the participant elects to receive only the regular SISP benefit. The present values of the SISP death benefits that would be provided if the named executive officers had died on December 31, 2013, prior to the commencement of regular SISP benefits, are reflected in the table that appears in the section entitled “Potential Payments upon Termination or Change of Control.”

Regular SISP benefits that were vested as of December 31, 2004, and were grandfathered under Section 409A of the Internal Revenue Code remain subject to SISP provisions then in effect, which we refer to as SISP I benefits. Regular SISP benefits that are subject to Section 409A of the Internal Revenue Code, which we refer to as SISP II benefits, are governed by amended provisions intended to comply with Section 409A. Participants generally have more discretion with respect to the distributions of their SISP I benefits.

The time and manner in which the regular SISP benefits are paid depend on a variety of factors, including the time and form of benefit elected by the participant and whether the benefits are SISP I or SISP II benefits. Unless the participant elects otherwise, the SISP I benefits are paid over 180 months, with benefits commencing when the participant attains age 65 or, if later, when the participant retires.

MDU Resources Group, Inc. Proxy Statement	37

Proxy Statement

The SISP II benefits commence when the participant attains age 65 or, if later, when the participant retires, subject to a six-month delay if the participant is subject to the provisions of Section 409A of the Internal Revenue Code that require delayed commencement of these types of retirement benefits. The SISP II benefits are paid over 180 months or, if commencement of payments is delayed for six months, 173 months. If the commencement of benefits is delayed for six months, the first payment includes the payments that would have been paid during the six-month period plus interest equal to one-half of the annual prime interest rate on the participant’s last date of employment. If the participant dies after the regular SISP benefits have begun but before receipt of all of the regular SISP benefits, the remaining payments are made to the participant’s designated beneficiary.

Rather than receiving their regular SISP I benefits in equal monthly installments over 15 years commencing at age 65, participants can elect a different form and time of commencement of their SISP I benefits. Participants can elect to defer commencement of the regular SISP I benefits. If this is elected, the participant retains the right to receive a monthly SISP death benefit if death occurs prior to the commencement of the regular SISP I benefit.

Participants also can elect to receive their SISP I benefits in one of three actuarially equivalent forms – a life annuity, 100% joint and survivor annuity, or a joint and two-thirds joint and survivor annuity, provided that the cost of providing these actuarial equivalent forms of benefits does not exceed the cost of providing the normal form of benefit. Neither the election to receive an actuarially equivalent benefit nor the administrator’s right to pay the regular SISP benefit in the form of an actuarially equivalent lump sum are available with respect to SISP II benefits.

To promote retention, the regular SISP benefits are subject to the following 10-year vesting schedule:

•	0% vesting for less than 3 years of participation

•	20% vesting for 3 years of participation

•	40% vesting for 4 years of participation and

•	an additional 10% vesting for each additional year of participation up to 100% vesting for 10 years of participation.

There is an additional vesting requirement on benefit level increases for the regular SISP benefit granted on or after January 1, 2010. The requirement applies only to the increased benefit level. The increased benefit vests after the later of three additional years of participation in the SISP or the end of the regular vesting schedule described above. The additional three-year vesting requirement for benefit level increases is pro-rated for participants who are officers, attain age 65, and, pursuant to the company’s bylaws, are required to retire prior to the end of the additional vesting period as follows:

•	33% of the increase vests for participants required to retire at least one year but less than two years after the increase is granted and

•	66% of the increase vests for participants required to retire at least two years but less than three years after the increase is granted.

The benefit level increases of participants who attain age 65 and are required to retire pursuant to the company’s bylaws will be further reduced to the extent the participants are not fully vested in their regular SISP benefit under the 10-year vesting schedule described above. The additional vesting period associated with a benefit level increase may be waived by the compensation committee.

SISP death benefits become fully vested if the participant dies while actively employed. Otherwise, the SISP death benefits are subject to the same vesting schedules as the regular SISP benefits.

The SISP also provides that if a participant becomes totally disabled, the participant will continue to receive credit for up to two additional years under the SISP as long as the participant is totally disabled during such time. Since the named executive officers other than Mr. Goodin, in his upgrade, and Mr. Schwartz are fully vested in their SISP benefits, this would not result in any incremental benefit for the named executive officers other than Messrs. Goodin and Schwartz. The present value of these two additional years of service for Messrs. Goodin and Schwartz is reflected in the table in “Potential Payments upon Termination or Change of Control” below.

SISP Excess Benefits
SISP excess benefits are equal to the difference between (1) the monthly retirement benefits that would have been payable to the participant under the pension plans absent the limitations under the Internal Revenue Code and (2) the actual benefits payable to the participant under the pension plans. Participants are only eligible for the SISP excess benefits if (1) the participant is fully vested under the pension plan, (2) the participant’s employment terminates prior to age 65, and (3) benefits under the pension plan are reduced due to limitations under the Internal Revenue Code on plan compensation. Effective January 1, 2005, participants who were not then vested in the SISP excess benefits were also required to remain actively employed by the company until age 60. In 2009, the plan was amended to

38	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

limit eligibility for the SISP excess benefit to current SISP participants (1) who were already vested in the SISP excess benefit or (2) who would become vested in the SISP excess benefits if they remain employed with the company until age 60. The plan was further amended to freeze the SISP excess benefits to a maximum of the benefit level payable based on the participant’s years of service and compensation level as of December 31, 2009. Mr. Sandness would be entitled to the SISP excess benefit if he was to terminate employment prior to age 65. Mr. Goodin must remain employed until age 60 to become entitled to his SISP excess benefit. Mr. Hildestad’s benefits reflect his actual payment during 2013 as his retirement commenced before attainment of age 65 and the present value of his future payments that continue until he reaches age 65. Messrs. Schwartz, Wells, and Thiede are not eligible for this benefit.

Benefits generally commence six months after the participant’s employment terminates and continue to age 65 or until the death of the participant, if prior to age 65. If a participant who dies prior to age 65 elected a joint and survivor benefit, the survivor’s SISP excess benefit is paid until the date the participant would have attained age 65.

Nonqualified Deferred Compensation for 2013

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
David L. Goodin	—	—	6	1,526	—
Terry D. Hildestad	—	—	46,850	—	1,048,483
Doran N. Schwartz	—	—	—	—	—
J. Kent Wells	—	—	—	—	—
Jeffrey S. Thiede	—	33,000	5,751	—	38,751	(1)
Paul K. Sandness	—	—	—	—	—

(1)

Includes $33,000 which was awarded to Jeffrey S. Thiede under the Nonqualified Defined Contribution Plan which is reported for 2013 in column (i) of the Summary Compensation Table in this proxy statement.

Deferral of Annual Incentive Compensation
Participants in the executive incentive compensation plans may elect to defer up to 100% of their annual incentive awards. Deferred amounts accrue interest at a rate determined annually by the compensation committee. The interest rate in effect for 2013 was 4.58% or the “Moody’s Rate,” which is the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12 and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “BBB” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. The deferred amount will be paid in accordance with the participant’s election, following termination of employment or beginning in the fifth year following the year the award was granted. The amounts will be paid in accordance with the participant’s election in a lump sum or in monthly installments not to exceed 120 months. In the event of a change of control, all amounts become immediately payable.

A change of control is defined as:

•	an acquisition during a 12-month period of 30% or more of the total voting power of our stock

•	an acquisition of our stock that, together with stock already held by the acquirer, constitutes more than 50% of the total fair market value or total voting power of our stock

•

replacement of a majority of the members of our board of directors during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors or

•	acquisition of our assets having a gross fair market value at least equal to 40% of the total gross fair market value of all of our assets.

Nonqualified Defined Contribution Plan
The company adopted the Nonqualified Defined Contribution Plan, effective January 1, 2012, to provide deferred compensation for a select group of management or highly compensated employees who do not participate in the SISP. The compensation committee determines the amount of employer contributions under the Nonqualified Defined Contribution Plan, which are credited to plan accounts and not funded. After satisfying a four-year vesting requirement for each contribution, the contributions and investment earnings will be distributed to the executive in a lump sum upon separation from service with the company or in annual installments commencing upon the later of (i) separation from service and (ii) age 65. Plan benefits become fully vested if the participant dies while actively employed. Benefits are forfeited if the participant’s employment is terminated for cause.

MDU Resources Group, Inc. Proxy Statement	39

Proxy Statement

Potential Payments upon Termination or Change of Control
The following tables show the payments and benefits our named executive officers would receive in connection with a variety of employment termination scenarios and upon a change of control. For the named executive officers other than Mr. Hildestad, the information assumes the terminations and the change of control occurred on December 31, 2013. For Mr. Hildestad, the information relates to his actual retirement on January 3, 2013 and assumes that a change of control occurred on December 31, 2013. All of the payments and benefits described below would be provided by the company or its subsidiaries.

The tables exclude compensation and benefits provided under plans or arrangements that do not discriminate in favor of the named executive officers and that are generally available to all salaried employees, such as benefits under our qualified defined benefit pension plan (for employees hired before 2006), accrued vacation pay, continuation of health care benefits, and life insurance benefits. The tables include amounts under the Nonqualified Defined Contribution Plan, but do not include the named executive officers’ deferred annual incentive compensation. See the Pension Benefits for 2013 table and the Nonqualified Deferred Compensation for 2013 table, and accompanying narratives, for a description of the named executive officers’ accumulated benefits under our qualified defined benefit pension plans, the Nonqualified Defined Contribution Plan, and their deferred annual incentive compensation.

The calculation of the present value of excess SISP benefits our named executive officers would be entitled to upon termination of employment under the SISP was computed based on calculations assuming an age rounded to the nearest whole year of age. Actual payments may differ. The terms of the excess SISP benefit are described following the Pension Benefits for 2013 table.

We provide disability benefits to some of our salaried employees equal to 60% of their base salary, subject to a cap on the amount of base salary taken into account when calculating benefits. For officers, the limit on base salary is $200,000. For other salaried employees, the limit is $100,000. For all salaried employees, disability payments continue until age 65 if disability occurs at or before age 60 and for 5 years if disability occurs between the ages of 60 and 65. Disability benefits are reduced for amounts paid as retirement benefits. The amounts in the tables reflect the present value of the disability benefits attributable to the additional $100,000 of base salary recognized for executives under our disability program, subject to the 60% limitation, after reduction for amounts that would be paid as retirement benefits. As the tables reflect, the reduction for amounts paid as retirement benefits would eliminate disability benefits assuming a termination of employment on December 31, 2013 for Mr. Sandness.

Upon a change of control, share-based awards granted under our Long-Term Performance-Based Incentive Plan vest and non-share-based awards are paid in cash. All performance share awards for Messrs. Goodin, Hildestad, Schwartz, Wells, and Sandness and the annual incentives for Messrs. Goodin and Wells, which were awarded under the Long-Term Performance-Based Incentive Plan, would vest at their target levels. For this purpose, the term “change of control” is defined as:

•	the acquisition by an individual, entity, or group of 20% or more of our outstanding common stock

•

a change in a majority of our board of directors since April 22, 1997, without the approval of a majority of the board members as of April 22, 1997, or whose election was approved by such board members

•

consummation of a merger or similar transaction or sale of all or substantially all of our assets, unless our stockholders immediately prior to the transaction beneficially own more than 60% of the outstanding common stock and voting power of the resulting corporation in substantially the same proportions as before the merger, no person owns 20% or more of the resulting corporation’s outstanding common stock or voting power except for any such ownership that existed before the merger and at least a majority of the board of the resulting corporation is comprised of our directors or

•	stockholder approval of our liquidation or dissolution.

Performance share awards will be forfeited if the participant’s employment terminates for any reason before the participant has reached age 55 and completed 10 years of service. Performance shares and related dividend equivalents for those participants whose employment is terminated other than for cause after the participant has reached age 55 and completed 10 years of service will be prorated as follows:

•	if the termination of employment occurs during the first year of the performance period, the shares are forfeited

•

if the termination of employment occurs during the second year of the performance period, the executive receives a prorated portion of any performance shares earned based on the number of months employed during the performance period and

•	if the termination of employment occurs during the third year of the performance period, the executive receives the full amount of any performance shares earned.

40	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

As of December 31, 2013, Messrs. Goodin, Schwartz, and Wells had not satisfied this requirement. Accordingly, if a December 31, 2013 termination other than for cause without a change of control is assumed, the named executive officers’ 2013-2015 performance share awards would be forfeited; any amounts earned under the 2012-2014 performance share award for Mr. Sandness would be reduced by one-third and such awards for Messrs. Goodin, Schwartz, and Wells would be forfeited; and any amounts earned under the 2011-2013 performance share award for Mr. Sandness would not be reduced and the awards for Messrs. Goodin and Schwartz would be forfeited. Mr. Wells had no 2011-2013 performance share awards, and Mr. Thiede had no 2013-2015, 2012-2014, or 2011-2013 performance share awards. The number of performance shares earned following a termination depends on actual performance through the full performance period. As actual performance for the 2011-2013 performance share awards has been determined, the amounts for these awards in the event of a termination without a change of control were based on actual performance, which resulted in vesting of 193% of the target award. For the 2012-2014 performance share awards, because we do not know what actual performance through the entire performance period will be, we have assumed target performance will be achieved and, therefore, show two-thirds of the target award. No amounts are shown for the 2013-2015 performance share awards because such awards would be forfeited. Although vesting would only occur after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance shares that could vest. Dividend equivalents attributable to earned performance shares would also be paid. Dividend equivalents accrued through December 31, 2013, are included in the amounts shown.

The value of the vesting of performance shares shown in the tables was determined by multiplying the number of performance shares that would vest due to termination or a change of control by the closing price of our stock on December 31, 2013.

The compensation committee may consider providing severance benefits on a case-by-case basis for employment terminations. The compensation committee adopted a checklist of factors in February 2005 to consider when determining whether any such severance benefits should be paid. The tables do not reflect any such severance benefits, as these benefits are made in the discretion of the committee on a case-by-case basis and it is not possible to estimate the severance benefits, if any, that would be paid.

MDU Resources Group, Inc. Proxy Statement	41

Proxy Statement

David L. Goodin

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						937,500	937,500
2011-2013 Performance Shares						494,749	494,749
2012-2014 Performance Shares						513,465	513,465
2013-2015 Performance Shares						1,336,911	1,336,911
Benefits and Perquisites:
Regular SISP(2)	930,586	930,586			987,517	930,586
SISP Death Benefits(3)				6,118,589
Disability Benefits(4)					107,847
Total	930,586	930,586		6,118,589	1,095,364	4,213,211	3,282,625

(1)	Represents the target 2013 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.

(2)

Represents the present value of Mr. Goodin’s vested regular SISP benefit as of December 31, 2013, which was $12,145 per month for 15 years, commencing at age 65. Present value was determined using a 4.32% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2013 table. The amount payable for a disability reflects a credit for two additional years of vesting, which would result in full vesting of the 2012 SISP upgrade.

(3)

Represents the present value of 180 monthly payments of $46,080 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 4.32% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2013 table.

(4)	Represents the present value of the disability benefit after reduction for amounts that would be paid as retirement benefits. Present value was determined using a 4.48% discount rate.

Terry D. Hildestad

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($) (1)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control ($)
Compensation:
2011-2013 Performance Shares	3,410,244					1,766,966
2012-2014 Performance Shares	602,011					602,011
2013-2015 Performance Shares
Total	4,012,255					2,368,977

(1)

Mr. Hildestad retired on January 3, 2013. The information in this table relates to his actual retirement on January 3, 2013, and assumes that a change of control occurred on December 31, 2013. The amount shown for the 2011-2013 Performance Shares is based on actual performance, resulting in payment of 193% of the target award. The amount shown for the 2012-2014 Performance Shares is the target award, prorated based on the number of months Mr. Hildestad worked during the performance period. His termination qualified as normal retirement under our qualified pension plan and our SISP. Mr. Hildestad also had an accumulated benefit under our Nonqualified Deferred Compensation Plan. These plans and Mr. Hildestad’s benefits under them are described in the Pension Benefits for 2013 table and the Nonqualified Deferred Compensation for 2013 table and accompanying narratives.

42	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Doran N. Schwartz

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)		Not for Cause Termination ($)		For Cause Termination ($)	Death ($)	Disability ($)		Change of Control (With Termination) ($)		Change of Control (Without Termination) ($)
Compensation:
2011-2013 Performance Shares									321,580		321,580
2012-2014 Performance Shares									333,404		333,404
2013-2015 Performance Shares									368,972		368,972
Benefits and Perquisites:
Regular SISP	240,266	(1)	240,266	(1)			320,355	(2)	240,266	(1)
SISP Death Benefits(3)						2,580,217
Disability Benefits(4)							761,399
Total	240,266		240,266			2,580,217	1,081,754		1,264,222		1,023,956

(1)

Represents the present value of Mr. Schwartz’s vested regular SISP benefit as of December 31, 2013, which was $4,380 per month for 15 years, commencing at age 65. Present value was determined using a 4.32% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2013 table.

(2)

Represents the present value of Mr. Schwartz’s vested SISP benefit described in footnote 1, adjusted to reflect the increase in the present value of his regular SISP benefit that would result from an additional two years of vesting under the SISP. Present value was determined using a 4.32% discount rate.

(3)

Represents the present value of 180 monthly payments of $19,432 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 4.32% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2013 table.

(4)	Represents the present value of the disability benefit after reduction for amounts that would be paid as retirement benefits. Present value was determined using a 4.48% discount rate.

J. Kent Wells

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						712,500	712,500
2012-2014 Performance Shares						1,630,059	1,630,059
2013-2015 Performance Shares						1,625,709	1,625,709
Benefits and Perquisites:
Disability Benefits (2)					399,567
Total					399,567	3,968,268	3,968,268

(1)	Represents the target 2013 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.

(2)

Represents the present value of the disability benefit. Present value was determined using the 4.32% discount rate applied for purposes of the SISP calculations. Though Mr. Wells is not a participant in the SISP, this rate is considered reasonable for purposes of this calculation as it would be applied if Mr. Wells were to become a SISP participant.

MDU Resources Group, Inc. Proxy Statement	43

Proxy Statement

Jeffrey S. Thiede

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Benefits and Perquisites:
Nonqualified Defined Contribution
Plan Death Benefit(1)				38,751
Disability Benefits(2)					598,158
Total				38,751	598,158

(1)	Represents the value of Mr. Thiede’s unvested Nonqualified Defined Contribution Plan account at December 31, 2013, which would be paid upon death.

(2)

Represents the present value of the disability benefit. Present value was determined using the 4.32% discount rate applied for purposes of the SISP calculations. Though Mr. Thiede is not a participant in the SISP, this rate is considered reasonable for purposes of this calculation as it would be applied if Mr. Thiede were to become a SISP participant.

Paul K. Sandness

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
2011-2013 Performance Shares	759,356	759,356		759,356	759,356	393,441	393,441
2012-2014 Performance Shares	247,476	247,476		247,476	247,476	371,198	371,198
2013-2015 Performance Shares						416,965	416,965
Benefits and Perquisites:
Regular SISP(1)	1,437,027	1,437,027			1,437,027	1,437,027
Excess SISP(2)	150,947	150,947			150,947	150,947
SISP Death Benefits(3)				3,630,256
Total	2,594,806	2,594,806		4,637,088	2,594,806	2,769,578	1,181,604
(1)

Represents the present value of Mr. Sandness’ vested regular SISP benefit as of December 31, 2013, which was $13,670 per month for 15 years, commencing at age 65. Present value was determined using a 4.32% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2013 table.

(2)

The present value of all excess SISP benefits Mr. Sandness would be entitled to upon termination of employment under the SISP was computed based on calculations of ages rounded to the nearest whole age. Actual payments may differ. The terms of the excess SISP benefit are described following the Pension Benefits for 2013 table.

(3)

Represents the present value of 180 monthly payments of $27,340 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 4.32% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2013 table.

44	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Director Compensation for 2013

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)		Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)(1)		Total ($) (h)
Thomas Everist	65,000		110,000	(2)	—	—	—	156		175,156
Karen B. Fagg	65,000		110,000	(2)	—	—	—	656		175,656
Mark A. Hellerstein (3)	22,917		45,833	(4)	—	—	—	65		68,815
A. Bart Holaday	55,000	(5)	110,000	(2)	—	—	—	156		165,156
Dennis W. Johnson	70,000		110,000	(2)	—	—	—	156		180,156
Thomas C. Knudson	55,000		110,000	(2)	—	—	—	156		165,156
Richard H. Lewis (6)	18,333		36,667	(4)	—	—	—	481,572	(7)	536,572
William E. McCracken (3)	22,917		45,833	(4)	—	—	—	65		68,815
Patricia L. Moss	55,000		110,000	(2)	—	—	—	156		165,156
Harry J. Pearce	138,750		110,000	(2)	—	—	—	156		248,906
John K. Wilson	55,000	(8)	110,000	(2)	—	—	—	156		165,156

(1)	Group life insurance premium and a matching charitable contribution of $500 for Ms. Fagg.

(2)

Reflects the aggregate grant date fair value of 3,603 shares of MDU Resources Group, Inc. stock purchased for our non-employee directors measured in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718. The grant date fair value is based on the purchase price of our common stock on the grant date on November 20, 2013, which was $30.528. The $7.62 in cash paid to each director for the fractional shares is included in the amounts reported in column (c) to this table.

(3)	Elected a Director effective August 1, 2013.

(4)

Reflects the aggregate grant date fair value of MDU Resources Group, Inc. stock purchased for our non-employee directors measured in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718. The grant date fair value is based on the purchase price of our common stock on the grant date on November 20, 2013, which was $30.528. The stock payment is pro-rated for directors who do not serve the entire calendar year. There were 1,501 shares purchased for Messrs. Hellerstein and McCracken with $10.80 in cash paid to each for the fractional shares, and for Mr. Lewis there were 1,201 shares purchased with $2.54 in cash paid to Mr. Lewis for the fractional share.

(5)	Includes $54,977 that Mr. Holaday received in our common stock in lieu of cash.

(6)	Mr. Lewis served on the board until April 23, 2013.

(7)

Comprised of a group life insurance premium of $52, payments of $18,961 during 2013 from Mr. Lewis’ deferred compensation and the value of Mr. Lewis’ deferred compensation at December 31, 2013, which is payable over five years in monthly installments.

(8)	Includes $54,977 that Mr. Wilson received in our common stock in lieu of cash.

The following table shows the cash and stock retainers payable to our non-employee directors.

Base Retainer	$55,000
Additional Retainers:
Non-Executive Chairman(1)	90,000
Lead Director, if any	33,000
Audit Committee Chairman	15,000
Compensation Committee Chairman	10,000
Nominating and Governance Committee Chairman	10,000
Annual Stock Grant(2)	110,000

(1)	Increased from $75,000 to $90,000 effective June 1, 2013.

(2)	The annual stock grant is a grant of shares equal in value to $110,000.

There are no meeting fees.

In addition to liability insurance, we maintain group life insurance in the amount of $100,000 on each non-employee director for the benefit of each director’s beneficiaries during the time each director serves on the board. The annual cost per director is $156.

Directors may defer all or any portion of the annual cash retainer and any other cash compensation paid for service as a director pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

MDU Resources Group, Inc. Proxy Statement	45

Proxy Statement

Directors are reimbursed for all reasonable travel expenses, including spousal expenses, in connection with attendance at meetings of the board and its committees. All amounts together with any other perquisites were below the disclosure threshold for 2013.

Our post-retirement income plan for directors was terminated in May 2001 for current and future directors. The net present value of each director’s benefit was calculated and converted into phantom stock. Payment is deferred pursuant to the Deferred Compensation Plan for Directors and will be made in cash over a five-year period after the director’s retirement from the board.

Our director stock ownership policy contained in our corporate governance guidelines requires each director to own our common stock equal in value to five times the director’s annual cash base retainer. Shares acquired through purchases on the open market and participation in our director stock plans will be considered in ownership calculations as will ownership of our common stock by a spouse. A director is allowed five years commencing January 1 of the year following the year of that director’s initial election to the board to meet the requirements. The level of common stock ownership is monitored with an annual report made to the compensation committee of the board. For stock ownership, please see “Security Ownership.”

Narrative Disclosure of our Compensation Policies and Practices
as They Relate to Risk Management

The human resources department has conducted an assessment of the risks arising from our compensation policies and practices for all employees and concluded that none of these risks is reasonably likely to have a material adverse effect on the company. Based on the human resources department’s assessment and taking into account information received from the risk identification process, senior management and our management policy committee concluded that risks arising from our compensation policies and practices for all employees are not reasonably likely to have a material adverse effect on the company. After review and discussion with senior management, the compensation committee concurred with this assessment.

As part of its assessment of the risks arising from our compensation policies and practices for all employees, the human resources department identified the principal areas of risk faced by the company that may be affected by our compensation policies and practices for all employees, including any risks resulting from our operating businesses’ compensation policies and practices. In assessing the risks arising from our compensation policies and practices, the human resources department identified the following practices designed to prevent excessive risk taking:

Business management and governance practices

•	risk management is a specific performance competency included in the annual performance assessment of Section 16 officers

•	board oversight on capital expenditure and operating plans that promotes careful consideration of financial assumptions

•	limitation on business acquisitions without board approval

•	employee integrity training programs and anonymous reporting systems

•	quarterly risk assessment and internal control reports at audit committee meetings and

•

prohibitions on holding company stock in an account that is subject to a margin call, pledging company stock as collateral for a loan, and hedging of company stock by Section 16 officers and directors.

Compensation practices

•

active compensation committee review of executive compensation, including the ratio of executive compensation to total stockholder return compared to the ratio for the performance graph peer group (PEER Analysis)

•	the initial determination of a position’s salary grade to be at or near the 50th percentile of base salaries paid to similar positions at peer group companies and/or relevant industry companies

•	consideration of peer group and/or relevant industry practices to establish appropriate compensation target amounts

•	a balanced compensation mix of fixed salary and annual or long-term incentives tied to the company’s financial performance

•	use of interpolation for annual and long-term incentive awards to avoid payout cliffs

•	negative discretion to adjust any annual or long-term incentive award payment downward

•	use of caps on annual incentive awards and long-term incentive stock grant awards

•	discretionary clawbacks on incentive payments in the event of a financial restatement

46	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

•	use of performance shares, rather than stock options or stock appreciation rights, as equity component of incentive compensation

•	use of performance shares with a relative, rather than an absolute, total stockholder return performance goal and mandatory reduction in award if total stockholder return is negative

•	use of three-year performance periods to discourage short-term risk-taking

•	substantive incentive goals measured primarily by return on invested capital, earnings, and earnings per share criteria, which encourage balanced performance and are important to stockholders

•	use of financial performance metrics that are readily monitored and reviewed

•	regular review of the appropriateness of the companies in the performance graph peer group

•	stock ownership requirements for executives participating in the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan and the board

•	mandatory holding periods for 50% of any net after-tax shares earned under long-term incentive awards granted in 2011 and thereafter and

•	use of independent consultants in establishing pay targets at least biennially.

MDU Resources Group, Inc. Proxy Statement	47

Proxy Statement

INFORMATION CONCERNING EXECUTIVE OFFICERS

At the first annual meeting of the board after the annual meeting of stockholders, our board of directors elects our executive officers, who serve until their successors are chosen and qualify. A majority of our board of directors may remove any executive officer at any time. Information concerning our executive officers, including their ages, present corporate positions, and business experience, is as follows:

Name	Age	Present Corporate Position and Business Experience

David L. Goodin	52	Mr. Goodin was elected president and chief executive officer of the company and a director effective January 4, 2013. For more information about Mr. Goodin, see “Election of Directors.”

David C. Barney	58

Mr. Barney was elected president and chief executive officer of Knife River Corporation effective April 30, 2013; president effective January 1, 2012; and president of its western area operations effective October 2008. Prior to that, he was manager of its Northern California region effective July 2005 and became president of Concrete, Inc. in 1996. He joined Concrete, Inc. in 1986 and held numerous positions of increasing responsibility before it was acquired by Knife River in September 1993.

Steven L. Bietz	55

Mr. Bietz was elected president and chief executive officer of WBI Holdings, Inc. effective March 4, 2006; president effective January 2, 2006; executive vice president and chief operating officer effective September 1, 2002; vice president-administration and chief accounting officer effective November 3, 1999; vice president-administration effective February 1997; and controller effective January 1994.

William R. Connors	52

Mr. Connors was elected vice president-renewable resources of MDU Resources Group, Inc., effective September 1, 2008. Prior to that, he was vice president-business development of Cascade Natural Gas Corporation effective November 2007; vice president-origination, contracts & regulatory of Centennial Energy Resources, LLC, effective January 2007; vice president-origination, contracts & regulatory of Centennial Power, Inc., effective July 2005; and, was first employed as vice president-contracts & regulatory of Centennial Power, Inc., effective July 2004. Prior to that, Mr. Connors was of counsel to Miller Nash, LLP, a law firm in Seattle, Washington.

Mark A. Del Vecchio	54

Mr. Del Vecchio was elected vice president-human resources on October 1, 2007. From November 3, 2003 to October 1, 2007, Mr. Del Vecchio was director of executive programs and compensation. From April 1996 to October 31, 2003, Mr. Del Vecchio was vice president and member of The Carter Group, LLC, an executive search and management consulting company.

Dennis L. Haider	61

Mr. Haider was elected executive vice president-business development effective June 1, 2013. Prior to that, he was executive vice president-business development and gas supply of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation and Intermountain Gas Company from January 1, 2012 to May 31, 2013; executive vice president-regulatory, gas supply, and business development of Cascade Natural Gas Corporation and Intermountain Gas Company from October 1, 2010 to December 31, 2011, and of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. from October 1, 2008 to December 31, 2011; executive vice president-business development and gas supply of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. from August 1, 2005 to September 30, 2008. He joined Montana-Dakota Utilities Co. in 1978 and held numerous positions of increasing responsibility.

Douglass A. Mahowald	64

Mr. Mahowald was elected treasurer and assistant secretary effective February 17, 2010. Prior to that, he was the assistant treasurer and assistant secretary effective August 1992; treasury services manager effective November 1982; and budget statistician effective February 1982.

K. Frank Morehouse	55

Mr. Morehouse was elected president and chief executive officer of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company effective January 4, 2013. Prior to that, he was executive vice president and general manager of Cascade Natural Gas Corporation effective April 1, 2009, and Intermountain Gas Company effective October 1, 2008; vice president-operations of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective January 29, 2007; region manager for Montana-Dakota Utilities Co. effective October 1, 2004; and region manager of Great Plains Natural Gas Co. when it was acquired July 1, 2000.

Cynthia J. Norland	59

Ms. Norland was elected vice president-administration effective July 16, 2007. Prior to that, she was the assistant vice president-administration effective January 17, 2007; associate general counsel in the Legal Department effective March 6, 2004; and senior attorney in the Legal Department effective June 1, 1995.

Nathan W. Ring	38

Mr. Ring was elected vice president, controller and chief accounting officer effective January 3, 2014. Prior to that, he was treasurer and controller for MDU Construction Services Group, Inc. since late April 2013, was its treasurer from September 2012 through late April 2013 and was its controller from June 2012 until September 2012. Prior to that, he served as assistant controller of D S S Company, a subsidiary of Knife River Corporation, a subsidiary of the Company, from March 2009 to June 2012 and as controller of another Knife River Corporation subsidiary, Hap Taylor & Sons, Inc. doing business as Norm’s Utility Contractor, Inc., from March 2007 to March 2009. He joined MDU Resources Group, Inc. in 2001 as a tax analyst.

48	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Paul K. Sandness	59

Mr. Sandness was elected general counsel and secretary of the company, its divisions and major subsidiaries effective April 6, 2004. He also was elected a director of the company’s principal subsidiaries and was appointed to the Managing Committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. Prior to that, he served as a senior attorney effective 1987 and as an assistant secretary of several subsidiary companies.

Doran N. Schwartz	44

Mr. Schwartz was elected vice president and chief financial officer effective February 17, 2010. Prior to that, he was vice president and chief accounting officer effective March 1, 2006; and assistant vice president-special projects effective September 6, 2005. He was director of membership rewards for American Express, a financial services company, from November 2004 to August 1, 2005; audit manager for Deloitte & Touche, an audit and professional services company, from June 2002 to November 2004; and audit manager/senior for Arthur Andersen, an audit and professional services company, from December 1997 to June 2002.

John P. Stumpf	54

Mr. Stumpf was elected vice president-strategic planning effective December 1, 2006. Mr. Stumpf was vice president-corporate development for Knife River Corporation from July 1, 2002 to November 30, 2006, and director of corporate development of Knife River Corporation from January 14, 2002 to June 30, 2002. Prior to that, he was special projects manager for Knife River Corporation from May 1, 2000 to January 13, 2002.

Jeffrey S. Thiede	52

Mr. Thiede was elected president and chief executive officer of MDU Construction Services Group, Inc. effective April 30, 2013, and president effective January 1, 2012. Prior to that, he was president of Capital Electric Construction Company, Inc. effective July 2006, and president of Oregon Electric Construction, Inc. effective October 2004. Prior to joining the company, Mr. Thiede was a project director for DPR Construction and worked in the field as an inside wireman.

J. Kent Wells	57

Mr. Wells was elected vice chairman of the corporation and a director effective January 4, 2013, and continues to serve as president and chief executive officer of Fidelity Exploration & Production Company, the position for which he was hired effective May 2, 2011. For more information about Mr. Wells, see “Election of Directors.”

SECURITY OWNERSHIP

The table below sets forth the number of shares of our capital stock that each director and each nominee for director, each named executive officer, and all directors and executive officers as a group owned beneficially as of December 31, 2013.

Name	Common Shares Beneficially Owned(1)		Shares Held By Family Members(2)	Percent of Class	Deferred Director Fees Held as Phantom Stock(3)
Thomas Everist	1,139,193	(4)		*	29,998
Karen B. Fagg	42,081			*
David L. Goodin	43,477	(5)(6)	8,317	*
Mark A. Hellerstein	1,501			*
Terry D. Hildestad	10,249			*
A. Bart Holaday	46,646			*
Dennis W. Johnson	84,470	(7)	4,560	*
Thomas C. Knudson	28,070			*
William E. McCracken	1,501			*
Patricia L. Moss	66,328			*
Harry J. Pearce	221,620			*	49,323
Paul K. Sandness	53,996	(5)		*
Doran N. Schwartz	28,712	(5)(8)	1,300	*
Jeffrey S. Thiede	1,941	(5)		*
J. Kent Wells	27,743			*
John K. Wilson	95,995			*
All directors and executive officers as a group (26 in number)	2,155,227		20,584	1.1	79,321

*	Less than one percent of the class.
(1)	“Beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security.
(2)	These shares are included in the “Common Shares Beneficially Owned” column.
(3)

These shares are not included in the “Common Shares Beneficially Owned” column. Directors may defer all or a portion of their cash compensation pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

(4)	Includes 1,070,000 shares of common stock acquired through the sale of Connolly-Pacific to us.
(5)	Includes full shares allocated to the officer’s account in our 401(k) retirement plan.
(6)	The total includes 8,317 shares owned by Mr. Goodin’s wife.
(7)	Mr. Johnson disclaims all beneficial ownership of the 4,560 shares owned by his wife.
(8)	The total includes 1,300 shares owned by Mr. Schwartz’s wife.

MDU Resources Group, Inc. Proxy Statement	49

Proxy Statement

We prohibit our directors and executive officers from hedging their ownership of company common stock. They may not enter into transactions that allow them to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership.

Directors, executive officers, and related persons are prohibited from holding our common stock in a margin account, with certain exceptions, or pledging company securities as collateral for a loan. Company common stock may be held in a margin brokerage account only if the stock is explicitly excluded from any margin, pledge, or security provisions of the customer agreement. Company common stock may be held in a cash account, which is a brokerage account that does not allow any extension of credit on securities. “Related person” means an executive officer’s or director’s spouse, minor child, and any person (other than a tenant or domestic employee) sharing the household of a director or executive officer, as well as any entities over which a director or executive officer exercises control.

The table below sets forth information with respect to any person we know to be the beneficial owner of more than five percent of any class of our voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	13,303,128	(1)	7.00%

Common Stock	State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	9,956,410	(2)	5.30%

Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,949,283	(3)	6.32%
(1)

In a Schedule 13G/A, Amendment No. 4, filed on January 30, 2014, BlackRock, Inc. reports sole voting power with respect to 12,183,613 shares and sole dispositive power with respect to 13,303,128 shares as the parent holding company or control person of BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Japan Co. Ltd., BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock Life Limited, BlackRock (Netherlands) B.V., BlackRock Fund Managers Ltd, BlackRock Asset Management Ireland Limited, BlackRock International Limited, BlackRock Investment Management (UK) Limited, BlackRock (Luxembourg) S.A., BlackRock Asset Management North Asia Limited and BlackRock Fund Management Ireland Limited.

(2)

In a Schedule 13G, filed on February 3, 2014, State Street Corporation reports shared voting and dispositive power with respect to all shares as the parent holding company or control person of State Street Global Advisors France S.A., State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors Ltd, State Street Global Advisors, Australia Limited, State Street Global Advisors Japan Co., Ltd., State Street Global Advisors, Asia Limited and SSARIS Advisors LLC.

(3)

In a Schedule 13G/A, Amendment No. 1, filed on February 11, 2014, The Vanguard Group reports sole dispositive power with respect to 11,805,392 shares, shared dispositive power with respect to 143,891 shares and sole voting power with respect to 172,291 shares. These shares include 106,291 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 103,600 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings.

50	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

RELATED PERSON TRANSACTION DISCLOSURE

The board of directors has adopted a policy for the review of related person transactions. This policy is contained in our corporate governance guidelines, which are posted on our website at www.mdu.com.

The audit committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the company. Financial transactions, arrangements, relationships, or any series of similar transactions, arrangements, or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the committee’s review.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock, and their immediate family members. Immediate family members are spouses, parents, stepparents, mothers-in-law, fathers-in-law, siblings, brothers-in-law, sisters-in-law, children, stepchildren, daughters-in-law, sons-in-law, and any person, other than a tenant or domestic employee, who shares the household of a director, director nominee, executive officer, or holder of 5% or more of our voting stock.

After its review, the committee makes a determination or a recommendation to the board and officers of the company with respect to the related person transaction. Upon receipt of the committee’s recommendation, the board of directors or officers, as the case may be, take such action as they deem appropriate in light of their responsibilities under applicable laws and regulations.

John G. Harp, who was chief executive officer of MDU Construction Services Group, Inc. and Knife River Corporation until his retirement in late April 2013, and his brother, Michael D. Harp, are managing members of MOJO Montana, LLC, a Nevada limited liability company (MOJO), which has leased properties located in Kalispell and Billings, Montana, to an indirect subsidiary of the company since 1998. In May 2010, the audit committee determined that renewing these leases was in the company’s best interests after it reviewed 2010 third party appraisals for the properties and considered the consumer price index and our operating companies’ knowledge of local property markets. The audit committee recommended and the board approved three-year leases, which expired June 30, 2013, for these properties that provide for our indirect subsidiary to pay a combined monthly rent of $9,508 to MOJO. In May 2013, after Mr. Harp had retired, the leases were amended to extend the term for two additional years, for a combined monthly rent of $8,823, with the option to renew the leases for one additional year, expiring June 30, 2016. Rent for the additional year is to be renegotiated based upon fair market value as determined by the parties.

CORPORATE GOVERNANCE

Director Independence

The board of directors has adopted guidelines on director independence that are included in our corporate governance guidelines, which are available for review on our corporate website at http://www.mdu.com/proxystatement/corporate-governance. The board of directors has determined that current directors Thomas Everist, Karen B. Fagg, Mark A. Hellerstein, A. Bart Holaday, Dennis W. Johnson, Thomas C. Knudson (not standing for re-election), William E. McCracken, Patricia L. Moss, Harry J. Pearce, and John K. Wilson:

•	have no material relationship with us and

•	are independent in accordance with our director independence guidelines and the New York Stock Exchange listing standards.

The board of directors previously determined that Richard H. Lewis, who did not stand for re-election at the 2013 annual meeting, had no material relationship with us and was independent in accordance with our director independence guidelines and the New York Stock Exchange listing standards during the time he was a director.

In determining director independence, the board of directors reviewed and considered information about any transactions, relationships, and arrangements between the independent directors and their immediate family members and affiliated entities on the one hand, and the company and its affiliates on the other, and in particular the following transactions, relationships, and arrangements:

•

Business relationships with entities with which a director is affiliated: Purchase by the company in the ordinary course of business of cloud-based services for meeting SEC filing requirements from WebFilings, LLC, a company in which Mr. Everist is a limited partner who owns less than 1% of the company. Payments by the company to WebFilings in any of the last three fiscal years did not exceed the greater of $1 million or 2% of WebFilings’ consolidated gross revenues. The transaction was entered into on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated entities.

MDU Resources Group, Inc. Proxy Statement	51

Proxy Statement

•

Charitable contributions by the MDU Resources Foundation (Foundation) to nonprofit organizations, where a director, or a director’s spouse, serves or has served as a director, chair, or vice chair of the board of trustees, trustee, or member of the organization or related entity: Charitable contributions by the Foundation to Sanford Health Foundation (formerly known as Medcenter One Foundation), Billings Catholic School Foundation, Montana State University Foundation, the Denver Children’s Advocacy Center, the University of North Dakota Foundation, Jamestown College and its foundation, the City of Dickinson, Colorado UpLift, and Alliance in Choice for Education. None of the contributions made to any of these nonprofit entities during the last three fiscal years exceeded in any single year the greater of $1 million or 2% of the relevant organization’s consolidated gross revenues.

•

Ownership by directors of company stock: Ownership by Mr. Everist, directly or indirectly, of approximately 1.14 million shares of company stock, which represents less than 1% of our outstanding common stock, at December 31, 2013, and approximately 1.89 million shares, which was 1% of our outstanding common stock, at December 31, 2012.

Director Resignation upon Change of Job Responsibility

Our corporate governance guidelines require a director to tender his or her resignation after a material change in job responsibility. In 2013, no directors submitted resignations under this requirement.

Code of Conduct
We have a code of conduct and ethics, which we refer to as the Leading With Integrity Guide, which applies to all employees, directors, and officers.

We intend to satisfy our disclosure obligations regarding:

•

amendments to, or waivers of, any provision of the code of conduct that applies to our principal executive officer, principal financial officer, and principal accounting officer and that relates to any element of the code of ethics definition in Regulation S-K, Item 406(b) and

•

waivers of the code of conduct for our directors or executive officers, as required by New York Stock Exchange listing standards by posting such information on our website at http://www.mdu.com/proxystatement/integrity-guide.

Board Leadership Structure and Board’s Role in Risk Oversight

The board separated the positions of chairman of the board and chief executive officer in 2006 and elected Harry J. Pearce, a non-employee independent director, as our chairman. Separating these positions allows our chief executive officer to focus on the full-time job of running our business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management. The board believes this structure recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board’s oversight responsibilities continue to grow and demand more time and attention. The fundamental role of the board of directors is to provide oversight of the management of the company in good faith and in the best interests of the company and its stockholders. Having an independent chairman is a means to ensure the chief executive officer is accountable for managing the company in close alignment with the interests of stockholders. An independent chairman avoids the conflicts of interest that arise when the chairman and chief executive positions are combined and more effectively manages relationships between the board and the chief executive officer. An independent chairman is in a better position to encourage frank and lively discussions and to assure that the company has adequately assessed all appropriate business risks before adopting its final business plans and strategies. In August 2012, we amended our bylaws and corporate governance guidelines to require that our chairman be independent. The board believes that having separate positions and having an independent outside director serve as chairman is the appropriate leadership structure for the company and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition, weather conditions, limitations on our ability to pay dividends, increased pension plan obligations, and cyber attacks or acts of terrorism. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The board believes that establishing the right “tone at the top” and that full and open communication between management and the board of directors are essential for effective risk management and oversight. Our chairman meets regularly with our president and chief executive officer and other senior officers to discuss strategy and risks facing the company. Senior management attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other

52	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

matters. Each quarter, the board of directors receives presentations from senior management on strategic matters involving our operations. The board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the company.

While the board is ultimately responsible for risk oversight at our company, our three board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk assessment and management in a general manner and specifically in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with New York Stock Exchange requirements, discusses policies with respect to risk assessment and risk management and their adequacy and effectiveness. Risk assessment reports are regularly provided by management to the audit committee or the full board. This opens the opportunity for discussions about areas where the company may have material risk exposure, steps taken to manage those exposures, and the company’s risk tolerance in relation to company strategy. The audit committee reports regularly to the board of directors on the company’s management of risks in the audit committee’s areas of responsibility. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Board Meetings and Committees

During 2013, the board of directors held eight meetings. Each director attended at least 75% of the combined total meetings of the board and the committees on which the director served during 2013. Director attendance at our annual meeting of stockholders is left to the discretion of each director. Three directors attended our 2013 annual meeting of stockholders.

Harry J. Pearce was elected non-employee chairman of the board on August 17, 2006. Mr. Pearce served as lead director from February 15, 2001 to August 17, 2006. He presides at the executive session of the non-employee directors held in connection with each regularly scheduled quarterly board of directors meeting. The non-employee directors also meet in executive session with the chief executive officer at each regularly scheduled quarterly board of directors meeting. All of our non-employee directors are independent directors.

The board has a standing audit committee, compensation committee, and nominating and governance committee. These committees are composed entirely of independent directors.

The audit, compensation, and nominating and governance committees have charters, which are available for review on our website at http://www.mdu.com/proxystatement/board-charters. Our corporate governance guidelines are available at http://www.mdu.com/proxystatement/corporate-governance, and our Leading With Integrity Guide is also on our website at http://www.mdu.com/proxystatement/integrity-guide.

Nominating and Governance Committee

The nominating and governance committee met four times during 2013. The committee members are Karen B. Fagg, chairman, A. Bart Holaday, William E. McCracken, and Patricia L. Moss. Richard H. Lewis served on the committee until the 2013 annual meeting, when he did not stand for re-election. William E. McCracken joined the committee effective August 1, 2013.

The nominating and governance committee provides recommendations to the board with respect to:

•	board organization, membership, and function

•	committee structure and membership

•	succession planning for our executive management and directors and

•	corporate governance guidelines applicable to us.

The nominating and governance committee assists the board in overseeing the management of risks in the committee’s areas of responsibility.

The committee identifies individuals qualified to become directors and recommends to the board the nominees for director for the next annual meeting of stockholders. The committee also identifies and recommends to the board individuals qualified to become our principal officers and the nominees for membership on each board committee. The committee oversees the evaluation of the board and management.

MDU Resources Group, Inc. Proxy Statement	53

Proxy Statement

In identifying nominees for director, the committee consults with board members, our management, consultants, and other individuals likely to possess an understanding of our business and knowledge concerning suitable director candidates.

Our corporate governance guidelines include our policy on consideration of director candidates recommended to us. We will consider candidates that our stockholders recommend. Stockholders may submit director candidate recommendations to the nominating and governance committee chairman in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. Please include the following information:

•	the candidate’s name, age, business address, residence address, and telephone number

•	the candidate’s principal occupation

•	the class and number of shares of our stock owned by the candidate

•	a description of the candidate’s qualifications to be a director

•	whether the candidate would be an independent director and

•	any other information you believe is relevant with respect to the recommendation.

These guidelines provide information to stockholders who wish to recommend candidates for director for consideration by the nominating and governance committee. Stockholders who wish to actually nominate persons for election to our board at an annual meeting of stockholders must follow the procedures set forth in section 2.08 of our bylaws. You may obtain a copy of the bylaws by writing to the secretary of MDU Resources Group, Inc. at the address above. Our bylaws are also available on our website at http://www.mdu.com/proxystatement/corporate-bylaws. See also the section entitled “2015 Annual Meeting of Stockholders” later in the proxy statement.

There are no differences in the manner by which the committee evaluates director candidates recommended by stockholders and those recommended by other sources.

In evaluating director candidates, the committee considers an individual’s:

•	background, character, and experience, including experience relative to our company’s lines of business

•	skills and experience which complement the skills and experience of current board members

•	success in the individual’s chosen field of endeavor

•	skill in the areas of accounting and financial management, banking, general management, human resources, marketing, operations, public affairs, law, technology, and operations abroad

•	background in publicly traded companies

•	geographic area of residence

•	diversity of business and professional experience, skills, gender, and ethnic background, as appropriate in light of the current composition and needs of the board

•	independence, including any affiliation or relationship with other groups, organizations, or entities and

•

prior and future compliance with applicable law and all applicable corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, confidentiality, stock ownership and trading policies, and our other policies and guidelines.

As indicated above, when identifying nominees to serve as director, the nominating and governance committee will consider candidates with diverse business and professional experience, skills, gender, and ethnic background, as appropriate, in light of the current composition and needs of the board. The nominating and governance committee assesses the effectiveness of this policy annually in connection with the nomination of directors for election at the annual meeting of stockholders. The composition of the current board reflects diversity in business and professional experience, skills, and gender.

The committee generally will hire an outside firm to perform a background check on potential nominees.

Since our 2013 annual meeting, Messrs. Hellerstein and McCracken were recommended to the nominating and governance committee and elected to the board effective August 1, 2013. Mr. Pearce, a non-employee director and our chairman of the board of directors, recommended Mr. McCracken, and Mr. Robert L. Nance, a former non-employee director and stockholder, recommended Mr. Hellerstein. The committee did not retain a search firm to identify or evaluate any nominee, and no fees were paid.

54	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Audit Committee
The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

The audit committee met eight times during 2013. The audit committee members are Dennis W. Johnson, chairman, Mark A. Hellerstein, A. Bart Holaday, and John K. Wilson. Richard H. Lewis served on the committee until the 2013 annual meeting when he did not stand for re-election. Mark A. Hellerstein joined the committee effective August 1, 2013. The board of directors has determined that Messrs. Johnson, Hellerstein, Holaday, Lewis (during the time he was on the committee), and Wilson are “audit committee financial experts” as defined by Securities and Exchange Commission regulations, and Messrs. Johnson, Hellerstein, Holaday, Lewis (during the time he was on the committee), and Wilson meet the independence standard for audit committee members under our director independence guidelines and the New York Stock Exchange listing standards, including the Securities and Exchange Commission’s audit committee member independence requirements.

The audit committee assists the board of directors in fulfilling its oversight responsibilities to the stockholders and serves as a communication link among the board, management, the independent registered public accounting firm, and the internal auditors. The audit committee:

•	assists the board’s oversight of

	°	the integrity of our financial statements and system of internal controls

	°	our compliance with legal and regulatory requirements

	°	the independent registered public accounting firm’s qualifications and independence

	°	the performance of our internal audit function and independent registered public accounting firm and

	°	risk management in the audit committee’s areas of responsibility and

•	arranges for the preparation of and approves the report that Securities and Exchange Commission rules require we include in our annual proxy statement.

Audit Committee Report

In connection with our financial statements for the year ended December 31, 2013, the audit committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Dennis W. Johnson, Chairman
Mark A. Hellerstein
A. Bart Holaday
John K. Wilson

MDU Resources Group, Inc. Proxy Statement	55

Proxy Statement

Compensation Committee
The compensation committee met five times during 2013. The compensation committee members are Thomas Everist, chairman, Karen B. Fagg, Thomas C. Knudson, and Patricia L. Moss.

The compensation committee’s responsibilities, as set forth in its charter, include:

•	review and recommend changes to the board regarding our executive compensation policies for directors and executives

•	evaluate the chief executive officer’s performance and, either as a committee or together with other independent directors as directed by the board, determine his or her compensation

•	recommend to the board the compensation of our other Section 16 officers and directors

•	establish goals, make awards, review performance and determine, or recommend to the board, awards earned under our annual and long-term incentive compensation plans

•

review and discuss with management the Compensation Discussion and Analysis and based upon such review and discussion, determine whether to recommend to the board that the Compensation Discussion and Analysis be included in our proxy statement and/or our Annual Report on Form 10-K

•	arrange for the preparation of and approve the compensation committee report to be included in our proxy statement and/or Annual Report on Form 10-K

•	assist the board in overseeing the management of risk in the committee’s areas of responsibility and

•	appoint, compensate, and oversee the work of any compensation consultant, legal counsel or other adviser retained by the compensation committee.

The compensation committee and the board of directors have sole and direct responsibility for determining compensation for our Section 16 officers and directors. The compensation committee makes recommendations to the board regarding compensation of all Section 16 officers, and the board then approves the recommendations. The compensation committee and the board may not delegate their authority. They may, however, use recommendations from outside consultants, the chief executive officer, and the human resources department. The chief executive officer, the vice president-human resources, and general counsel regularly attend compensation committee meetings. The committee meets in executive session as needed. The committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on executive compensation. The committee did not retain a compensation consultant in 2013 to prepare a competitive assessment for 2014 compensation for our Section 16 officers.

We discuss our processes and procedures for consideration and determination of compensation of our Section 16 officers in the Compensation Discussion and Analysis. We also discuss in the Compensation Discussion and Analysis the role of our executive officers in determining or recommending compensation for our Section 16 officers.

During 2013, the vice president-human resources and the human resources department prepared the 2014 competitive assessment covering our Section 16 officers. The vice president-human resources and the human resources department also worked with the chief executive officer to:

•

recommend salary grade midpoints, base salaries, annual and long-term incentive targets, benefit level increases under our Supplemental Income Security Plan, and employer contributions under our Nonqualified Defined Contribution Plan for our executive officers other than the chief executive officer and the vice president-human resources

•

review recommended base salary grades, salary increases, and annual and long-term incentive targets submitted by executive officers for officers reporting to them for reasonableness and alignment with company or business segment objectives

•	review and update annual and long-term incentive programs

•	construct a recommended 2014 salary grade structure and

•	verify the competitiveness of short-term and long-term incentive targets associated with salary grades and recommended modifications as appropriate.

As discussed in the Compensation Discussion and Analysis, Mr. Goodin recommended compensation for Mr. Thiede for the remainder of 2013 in connection with his promotion.

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Proxy Statement

The compensation committee has sole authority to retain or obtain the advice of compensation consultants, legal counsel or other advisers to assist in consideration of the compensation of the chief executive officer, the other Section 16 officers, and the board of directors. The committee is directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the committee. Prior to retaining an adviser and annually, the committee will consider all factors relevant to the adviser’s independence from management. The compensation committee charter requires the committee’s pre-approval of the engagement of the committee’s compensation consultants by the company for any other purpose. The compensation committee authorized the company to participate in compensation and employee benefits surveys sponsored by Towers Watson in 2013.

Annually the compensation committee conducts an assessment of any potential conflicts of interest raised by the work of any compensation consultant to determine if any conflict exists and how such conflict should be addressed. The compensation committee requested and received information from its compensation consultant, Towers Watson, to assist the committee in determining whether Towers Watson’s work raised any conflict of interest. The compensation committee has reviewed Towers Watson’s responses to its request and determined that the work of Towers Watson did not raise any conflict of interest in 2013.

The board of directors determines compensation for our non-employee directors based upon recommendations from the compensation committee. The compensation committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on director compensation.

In an engagement letter dated March 14, 2013, and signed by the chairman of the compensation committee, the compensation committee retained Towers Watson to prepare the 2013 compensation review for the board of directors. In its review of board of director compensation, Towers Watson was asked to:

•	identify market trends relative to director compensation

•	report on the competitive position of our director compensation program as compared to our performance graph peer group

•	recommend alternatives for our board of directors to consider and

•	research our performance graph peer group companies to identify practices relating to director recruitment, such as one-time stock grants upon election to the board.

At its May 2013 meeting, the committee reviewed Towers Watson’s analysis of competitive data and recent trends in director compensation. The analysis compared our director compensation to that of our performance graph peer group, including the components of director compensation: retainer, committee chair premiums, and equity. The Towers Watson report showed the company’s median total direct compensation, which includes the annual cash retainer, board fees, if applicable, and equity compensation, was at the 38th percentile at $165,000, versus the market median of the performance graph peer group of $170,084. Additionally, the company’s committee chair premiums of $15,000, $10,000, and $10,000 for audit, compensation, and nominating/governance, respectively, approximated the median committee chair premiums of the performance graph peer group of $14,500, $10,000, and $8,000, respectively. Based on these results, the compensation committee recommended, and the board of directors approved, no change to director compensation or the committee chair premiums for 2013.

The human resources department augmented Towers Watson’s report by showing a three-year history (2011, 2012, and 2013) of the non-executive chairman of the board’s total direct compensation as compared to that of our performance graph peer group companies compiled by Equilar. Also, the human resources department’s analysis included a two-year history (2012 and 2013) of the non-executive chairman’s total direct compensation compared to total direct compensation for non-executive chairmen at “large companies” included in the National Association of Corporate Directors (NACD) Director Compensation Report, which have revenues ranging from $2.5 billion to $10 billion and a median revenue of $4.7 billion. The human resources department compared the total direct compensation in 2011, 2012, and 2013 of $240,000 for the company’s non-executive chairman to the median total direct compensation of performance graph peer companies of $272,754, $282,202, and $239,511 for 2011, 2012, and 2013, respectively. Also, the total direct compensation for the company’s non-executive chairman of $240,000 for 2012 and 2013 was below the median compensation for non-executive chairmen at large companies in the NACD Director Compensation Report.

Based on the competitive data, management recommended to the compensation committee that the non-executive chairman’s additional retainer be increased from $75,000 to $90,000, effective June 1, 2013, which on an annual basis would reduce the difference between our non-executive chairman’s 2013 total direct compensation and the median total direct compensation for non-executive chairman at large companies in the NACD Director Compensation Report. The compensation committee and the board of directors approved the increase in the non-executive chairman’s additional retainer, resulting in an increase in his total direct compensation from $240,000 annually to $255,000 annually. The non-executive chairman of the board was not present during the compensation committee’s discussion of the report developed by the human resources department and did not vote in approving the recommendation.

MDU Resources Group, Inc. Proxy Statement	57

Proxy Statement

Stockholder Communications

Stockholders and other interested parties who wish to contact the board of directors or an individual director, including our non-employee chairman or non-employee directors as a group, should address a communication in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. The secretary will forward all communications.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors, and holders of more than 10% of our common stock file reports of their trading in our equity securities with the Securities and Exchange Commission. Based solely on a review of Forms 3, 4, and 5 and any amendments to these forms furnished to us during and with respect to 2013 or written representations that no Forms 5 were required, we believe that all such reports were timely filed, except that in August 2013, Mr. Dennis L. Haider filed an amended Form 3 to report ownership of 3,059 additional shares held in the company’s direct registration system that were omitted from his original Form 3 filed in June 2013.

CONDUCT OF MEETING; ADJOURNMENT

The chairman of the board has broad responsibility and authority to conduct the annual meeting in an orderly and timely manner. In addition, our bylaws provide that the meeting may be adjourned from time to time by the chairman of the meeting regardless of whether a quorum is present.

OTHER BUSINESS

Neither the board of directors nor management intends to bring before the meeting any business other than the matters referred to in the notice of annual meeting and this proxy statement. We have not been informed that any other matter will be presented at the meeting by others. However, if any other matters are properly brought before the annual meeting, or any adjournment(s) thereof, your proxies include discretionary authority for the persons named in the enclosed proxy to vote or act on such matters in their discretion.

SHARED ADDRESS STOCKHOLDERS

In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one annual report to stockholders and one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record wishes to receive a separate annual report to stockholders and proxy statement in the future, he or she may contact the office of the treasurer at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. Eligible stockholders of record who receive multiple copies of our annual report to stockholders and proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker, or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to stockholders and proxy statement to a stockholder at a shared address to which a single copy of the document was delivered.

2015 ANNUAL MEETING OF STOCKHOLDERS

Director Nominations: Our bylaws provide that director nominations may be made only by (i) the board at any meeting of stockholders or (ii) at an annual meeting by a stockholder entitled to vote for the election of directors and who has complied with the procedures established by the bylaws. For a nomination to be properly brought before an annual meeting by a stockholder, the stockholder intending to make the nomination must have given timely and proper notice of the nomination in writing to the corporate secretary in accordance with and containing all information and the completed questionnaire provided for in the bylaws. To be timely, such notice must be delivered to or mailed to the corporate secretary and received at our principal executive offices not later than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting of stockholders expected to be held April 28, 2015, any stockholder who wishes to submit a nomination must submit the required notice to the corporate secretary on or before January 22, 2015.

58	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Other Meeting Business: Our bylaws also provide that no business may be brought before an annual meeting except (i) as specified in the meeting notice given by or at the direction of the board, (ii) as otherwise properly brought before the meeting by or at the direction of the board, or (iii) properly brought before the meeting by a stockholder entitled to vote who has complied with the procedures established by the bylaws. For business to be properly brought before an annual meeting by a stockholder (other than nomination of a person for election as a director which is described above) the stockholder must have given timely and proper notice of such business in writing to the corporate secretary, in accordance with, and containing all information provided for in the bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, such notice must be delivered or mailed to the corporate secretary and received at our principal executive offices not later than the close of business 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting expected to be held April 28, 2015, any stockholder who wishes to bring business before the meeting (other than nomination of a person for election as a director which is described above) must submit the required notice to the corporate secretary on or before January 22, 2015.

Discretionary Voting: Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual stockholders’ meeting if we do not have notice of the matter at least 45 days before the anniversary date on which we first mailed our proxy materials for the prior year’s annual stockholders’ meeting or the date specified by an advance notice provision in our bylaws. Our bylaws contain an advance notice provision that we have described above. For our annual meeting of stockholders expected to be held on April 28, 2015, stockholders must submit such written notice to the corporate secretary on or before January 22, 2015.

Stockholder Proposals: The requirements we describe above are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement under Rule 14a-8 of the Exchange Act. For purposes of our annual meeting of stockholders expected to be held on April 28, 2015, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must submit such proposal to the corporate secretary on or before November 12, 2014.

Bylaw Copies: You may obtain a copy of the full text of the bylaw provisions discussed above by writing to the corporate secretary. Our bylaws are also available on our website at: http://www.mdu.com/proxystatement/corporate-bylaws.

We will make available to our stockholders to whom we furnish this proxy statement a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2013, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy, without charge, upon written or oral request to the Office of the Treasurer of MDU Resources Group, Inc., 1200 West Century Avenue, Mailing Address: P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. You may also access our Annual Report on Form 10-K through our website at www.mdu.com.

By order of the Board of Directors,

Paul K. Sandness
Secretary
March 12, 2014

MDU Resources Group, Inc. Proxy Statement	59

Proxy Statement

EXHIBIT A

Towers Watson 2011 CDB	Carnival	Fiserv
General Industry	Carpenter Technology	Fluor
Executive Database	Caterpillar	Ford
	CDI	Fortune Brands
	CF Industries	GAF Materials
3M	CGI Technologies & Solutions	Gavilon
A.O. Smith	Chattem	General Atomics
Abbott Laboratories	Chemtura	General Dynamics
AbitibiBowater	Chiquita Brands	General Mills
Accenture	Choice Hotels International	General Motors
ACH Food	Chrysler	Genzyme
Acuity Brands	CHS	GlaxoSmithKline
Adecco	Cisco Systems	Goodman Manufacturing
Aerojet	Cliffs Natural Resources	Goodrich
Agilent Technologies	COACH	Google
Agrium	Coca-Cola	Graco
Air Liquide	Coca-Cola Enterprises	Greif
Air Products and Chemicals	Coinstar	Grupo Ferrovial
Alcoa	Colgate-Palmolive	GSI Commerce
Alcon Laboratories	Comcast	GTECH H.B. Fuller
Alexander & Baldwin	ConAgra Foods	Hanesbrands
Alliant Techsystems	Continental Automotive Systems	Harland Clarke
American Crystal Sugar	ConvaTec	Harley-Davidson
American Sugar Refining	Convergys	Harman International Industries
AMERIGROUP	Cooper Industries	Hasbro
AmerisourceBergen	CoreLogic	Haynes International
AMETEK	Corning	HBO
Amgen	Covance	HD Supply
Ann Taylor Stores	Covidien	Headway Technologies
AOL APL	CSR	Herman Miller
Appleton Papers	CSX	Hershey
Applied Materials	Curtiss-Wright	Hertz
ARAMARK	CVS Caremark	Hewlett-Packard
Armstrong World Industries	Cytec	Hexcel
Arrow Electronics	Daiichi Sankyo	Hilton Worldwide
Ashland	Daimler Trucks North America	Hitachi Data Systems
AstraZeneca	Dannon	HNI HNTB
AT&T	Darden Restaurants	Hoffmann-La Roche
Automatic Data Processing	Dassault Systems	Holcim
Avery Dennison	Day & Zimmermann	Home Depot
Avis Budget Group	Dean Foods	Honeywell
BAE Systems	Deckers Outdoor	Hormel Foods
Ball	Dell	Hostess Brands
Barnes Group	Delta Air Lines	Houghton Mifflin Harcourt Publishing
Battelle Memorial Institute	Deluxe	Hunt Consolidated
Baxter International	Dentsply	Huron Consulting Group
Bayer AG	Dex One	Husky Injection Molding Systems
Bayer CropScience	Diageo North America	Hyatt Hotels
Beckman Coulter	Dollar Tree Stores	IBM
Belo	Domtar	IDEXX Laboratories
Bemis	Donaldson	IKON Office Solutions
Benjamin Moore	Dow Corning	Illinois Tool Works
Best Buy	DuPont	IMS Health
Big Lots	Eastman Chemical	Ingersoll Rand
Boeing	Eastman Kodak	Intel
Boston Scientific	Eaton	Intercontinental Hotels
Bovis Lend Lease	eBay	International Flavors & Fragrances
Brady	Ecolab	International Paper
Bristol-Myers Squibb	Eli Lilly	Interpublic Group
Broadridge Financial Solutions	EMC	Intrepid Potash
Brown-Forman	EMD Millipore	Invensys Controls
Bucyrus International	Endo Pharmaceuticals	ION Geophysical
Bunge	Equifax	Irvine Company
Burlington Northern Santa Fe	Equity Office Properties	ITT
Bush Brothers	Ericsson	ITT Mission Systems
CA	Estee Lauder	J.M. Smucker
Calgon Carbon	Evergreen Packaging	J.R. Simplot
Cameron International	Experian Americas	Jabil Circuit
Cardinal Health	Express Scripts	Jack in the Box
Cargill	Fair Isaac	JetBlue
Carlson Companies	Federal-Mogul	JM Family Enterprises
Carmeuse North America Group	Fidelity National Information Services	Johns-Manville

MDU Resources Group, Inc. Proxy Statement	A-1

Proxy Statement

Johnson & Johnson	Performance Food Group	Thermo Fisher Scientific
Johnson Controls	PerkinElmer	Thomas & Betts
Kaman Industrial Technologies	Pfizer	Time Warner
Kansas City Southern	Pitney Bowes	Time Warner Cable
Kao Brands	Plexus	Timken
KBR Kellogg	Polaris Industries	T-Mobile USA
Kimberly-Clark	Potash	Toro
Kinetic Concepts	PPG Industries	Total System Services
Kinross Gold	Praxair	Travelport
Koch Industries	ProBuild Holdings	Trident Seafoods
Kohler	Pulte Homes	TRW Automotive
Komatsu America	Purdue Pharma	Tupperware
L-3 Communications	QUALCOMM	Tyson Foods
Land O’Lakes	Quintiles	U.S. Foodservice Underwriters Laboratories
Level 3 Communications	R.R. Donnelley	Unilever United States
Lexmark International	Ralcorp Holdings	Union Pacific
Life Technologies	Reader’s Digest	Unisys
Linde	Realogy	United Rentals
Lockheed Martin	Reddy Ice	United States Cellular
Lorillard Tobacco	Regal-Beloit	United States Steel
Lubrizol	Regency Centers	United Technologies
Lyondell Chemical	Rent-A-Center	URS Energy & Construction
Magellan Midstream Partners	Research in Motion	USG
ManTech International	Ricardo	UTi Worldwide
Marriott International	Rio Tinto	Valero Energy
Martin Marietta Materials	Roche Diagnostics	Vangent
Mary Kay	Rockwell Automation	Verde Realty
Mattel	Rockwell Collins	Verizon
Matthews International	Ryder System	Viacom
McClatchy	Safety-Kleen Systems	Vision Service Plan
McDonald’s	SAIC	Visteon
McGraw-Hill	Sanofi-Aventis	Vulcan Materials
McKesson	SCA Americas	VWR International
MDC Holdings	Schreiber Foods	Walt Disney
MeadWestvaco	Schwan’s	Waste Management
Media General	Scotts Miracle-Gro	Wendy’s/Arby’s Group
Medicines Company	Scripps Networks Interactive	Weyerhaeuser
Medtronic	Seagate Technology	Whirlpool
Merck & Co.	Sealed Air	Wilsonart International
Microsoft	ServiceMaster	Winnebago Industries
Milacron	ShawCor	Wm. Wrigley Jr.
Mitsubishi Power Systems Americas	Sherwin-Williams	Wyndham Worldwide
Molson Coors Brewing	Siemens AG	Xerox
Momentive Specialty Chemicals	Sigma-Aldrich	YRC Worldwide
Monsanto	Smith & Nephew	Yum! Brands
Mosaic	Snap-On
Motorola Mobility	Sodexo
Motorola Solutions	Sonoco Products	Towers Watson 2011 CDB
Murphy Oil	Space Systems Loral	Energy Services
MWH Global	Spirit AeroSystems	Executive Database
Navistar International	SprintNextel
NCR	SPX	Acciona
Nestlé USA	SRA International	AGL Resources
Newmont Mining	Stantec	Allete
NewPage	Starbucks	Alliant Energy
Nissan North America	StarTek	Ameren
Nokia	Starwood Hotels & Resorts	American Electric Power
Noranda Aluminum	Statoil	Areva
Norfolk Southern	Steelcase	ATC Management
Novartis	Stryker	Avista
Novartis Consumer Health	Sulzer Pumps US	BG US Services
Novo Nordisk Pharmaceuticals	SunGard Data Systems	Black Hills
Nypro	Sunoco	California Independent System Operator
Occidental Petroleum	Sunovion Pharmaceuticals	Calpine
Office Depot	SuperValu Stores	CenterPoint Energy
Omnicare	Swagelok	CH Energy Group
Orange Business Services	Syngenta Crop Protection	Cleco
Oshkosh	Takeda Pharmaceutical	CMS Energy
Overhead Door	Taubman Centers	Colorado Springs Utilities
Owens Corning	TE Connectivity	Consolidated Edison
Owens-Illinois	Tektronix	Constellation Energy
Oxford Industries	Temple-Inland	Covanta Holdings
Panasonic of North America	Teradata	CPS Energy
Parker Hannifin	Terex	Crosstex Energy
Parsons	Textron

A-2	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

DCP Midstream	TransCanada	Blue Cross of Northeastern Pennslyvania
Dominion Resources	UIL Holdings	Blue Cross of Idaho
DPL	UniSource Energy	Bosch Rexroth
DTE Energy	Unitil	Boyd Gaming
Duke Energy	Vectren	Boy Scouts of America
Edison International	Westar Energy	Bradley
EDP Renewables North America LLC	Westinghouse Electric	Brady
El Paso Corporation	Williams Companies	Bridgepoint Education
El Paso Electric	Wisconsin Energy	Briggs & Stratton
Enbridge Energy	Wolf Creek Nuclear	Brightpoint North America
Energen	Xcel Energy	Brookdale Senior Living
Energy Future Holdings		Brownells
Energy Northwest		Bryant University
Entergy	Towers Watson 2011 CSR Report	Buffets
EQT Corporation	on Top Management Compensation	Cablevision Systems
ERCOT		Caelum Research Corporation
Exelon	AAA	Caesar’s Entertainment
FirstEnergy	AAR Corporation	California Casualty Management
First Solar	ABB	California Dental Association
GenOn Energy	ABX Air	California Institute of Technology
Hawaiian Electric	Acuity	CareFirst BlueCross BlueShield
Iberdrola Renewables	Acushnet	Carle Foundation Hospital
IDACORP	Advance Auto Parts	Carlson
Integrys Energy Group	Adventist Health System	CarMax
IPR – GDF SUEZ North America	AEGON	Carpenter Technology
ISO New England	AFLAC	CB Richard Ellis
Kinder Morgan	AgFirst	Cell Therapeutics
LES	Alfa Laval	CEMEX
LG&E and KU Energy Services	Allegiance Health	CEVA Logistics
Lower Colorado River Authority	Allete	Chelan County Public Utility District
McDermott	Alta Resources	Chicago Transit Authority
MDU Resources	Altegrity	Chickasaw Nation
MGE Energy	American Cancer Society	Chico’s FAS
MidAmerican Holdings	American Career College	Children’s Healthcare of Atlanta
Midwest Independent Transmission	American Enterprise	Choice Hotels International
System Operator	American Greetings	CHS
New York Independent System Operator	American Red Cross	CH2M Hill
New York Power Authority	American Textile	Chumash Employee Resource Center
NextEra Energy	American Water Works	CIGNA
Nicor	AmeriPride Services	City of Austin
Northeast Utilities	Ameristar Casinos	City of Chicago
NorthWestern Energy	Ames True Temper	City of Garland
NRG Energy	AMETEK/Advanced Measurement	City of Houston
NSTAR	Technology	City of Las Vegas
Nuscale Power	Amica Mutual Insurance	City of Philadelphia
NV Energy	Analytic Services (ANSER)	Classified Ventures
NW Natural	Andersen Corporation	Cleco
OGE Energy	ANH Refractories	ClubCorp
Oglethorpe Power	AOC	CNL Financial Group
Omaha Public Power	Asahi Kasei Plastics NA	Cobb County School District
Pacific Gas & Electric	Ascend Performance Materials	Coca-Cola Enterprises
Pepco Holdings	Assurant	College of St. Scholastica
Pinnacle West Capital	Aurora Healthcare	Colman Group
PJM Interconnection	Auto Club Group	Colorado Springs Utilities
PNM Resources	Automobile Club of Southern California	Colsa
Portland General Electric	Avis Budget Group	CommIT Enterprises
PPL	Avista	CommScope
Progress Energy	Barloworld Handling	Community Coffee
Proliance Holdings	Baxa	Community Health Network
Public Service Enterprise Group	Baxter International	Compressor Controls
Puget Energy	Baylor College of Medicine	Computer Sciences Consulting Group
Regency Energy Partners LP	Baylor Health Care System	Computer Task Group
Salt River Project	B Braun Medical	ConnectiCare Capital LLC
Santee Cooper	BE Aerospace	Core Laboratories
SCANA	Beam Global Spirits & Wine	Cornell University
SemGroup	Belk	Correctional Medical Services
Sempra Energy	Bemis	Country Financial
Southern Company Services	Beneficial Bank	Coventry Health Care
Southern Union Company	Berwick Offray	CPS Energy
Southwest Power Pool	Biomet	Cracker Barrel Old Country Stores
Spectra Energy	Black Hills	Crate & Barrel
STP Nuclear Operating	BlueCross BlueShield of Louisiana	Crown Castle
TECO Energy	BlueCross BlueShield of Nebraska	CUNA Mutual
Tennessee Valley Authority	BlueCross BlueShield of South Carolina	D&B
Trans Bay Cable	BlueCross BlueShield of Tennessee	Decurion

MDU Resources Group, Inc. Proxy Statement	A-3

Proxy Statement

Delta Dental Plan of Michigan	Gerdau AmeriSteel	J&J Worldwide Services
Denny’s	Gibraltar Steel Corporation	JM Family Enterprises
DENSO International	G&K Services	John Crane
DePaul University	Glatfelter	Johns Hopkins University
Devry	GNC	Johnson Controls
Dickstein Shapiro	Godiva Chocolatier	Johnson Financial Group
Diebold	Gold Eagle	Johnson Outdoors
Discover Financial Services	Graco	John Wiley & Sons
Doherty Employer Services	Graham Packaging	Joint Commission
Dollar General	Grande Cheese	Jones Lang LaSalle
Dollar Tree Stores	Grange Life Insurance	Joy Global
Domino’s Pizza	Great American Insurance	J.R. Simplot
Donaldson	Greyhound Lines	Kewaunee Scientific Corporation
DSC Logistics	Grinnell Mutual Reinsurance	Keystone Automotive Industries
Duke Realty	GROWMARK	Keystone Foods
Duke University & Health System	GTECH	KI
DuPont	GuideStone Financial Resources	Kindred Healthcare
Dupont Fabros Technology	Habitat for Humanity International	Kingston Technology
Dyn McDermott	Harman International Industries	Klein Tools
Edison Mission Energy	Harris County Hospital District	Komatsu America
Education Management	Harvard Vanguard Medical Associates	Kroger
Edward Jones	Harvey Industries	Laboratory Corporation of America
Edwards Lifesciences	Haynes International	Lake Region Medical
Elizabeth Arden	Hazelden Foundation	Lantech.com
EMCOR Group	HD Supply	Lawson Products
Emerson Climate Technologies	Health Care Services	Learning Care Group
Emerson Electric	HealthNow New York	Legal & General America
Enpro Industries (Fairbanks Morse Engine)	H.E.B. Grocery	Leggett and Platt
Erickson Retirement Communities	Hendrick Medical Center	Leo Burnett
Erie Insurance	Hendrickson International	LG&E and KU Energy Services
ESCO Technologies	Henry Ford Health Systems	Lieberman Research Worldwide
ESM	Herman Miller	Limited Brands
Esterline Technologies	Highlights for Children	Littelfuse
Etnyre International	Highmark	Little Lady Foods
Evraz	Hill Phoenix	L.L. Bean
Exel	Hilti	Logic PD
Express Scripts	Hilton Worldwide	Louisiana-Pacific
Fairfield Manufacturing	Hines Interests	Lower Colorado River Authority
Farm Credit Bank of Texas	Hitachi America	Loyola University of Chicago
Farm Credit Foundations	HNI	Lozier
Farmland Foods	HNTB	LSG Sky Chefs
Federal Reserve Bank of Atlanta	Houston Metropolitan Transit Authority	Luck Stone
Federal Reserve Bank of Chicago	Hu-Friedy Manufacturing Company	Lutron Electronics
Federal Reserve Bank of Dallas	Humana	Luxottica Retail
Federal Reserve Bank of Minneapolis	Hunter Industries	La Macchia Enterprises
Federal Reserve Bank of Philadelphia	Hutchinson Technology	Magellan Health Services
Federal Reserve Bank of Richmond	Hyundai Capital America	Magna Seating
Federal Reserve Bank of St. Louis	Hyundai Motor America	Malco Products
Federal Reserve Board	Hyundai Motor Manufacturing of Alabama	Maricopa County Office of
FedEx Express	IDEX Corporation	Management & Budget
FedEx Ground	IDEXX Laboratories	Maricopa Integrated Health System
Ferguson Enterprises	II-VI	Marshfield Clinic
Fermi National Accelerator Laboratory	IKON Office Solutions	Mars North America
Ferrellgas	Indiana Farm Bureau Insurance	Mary Kay
First American	Infogroup	MasterBrand Cabinets
First Citizens Bank	Information Management Service	Master Lock
First Commonwealth Financial	Ingram Industries	Mayo Clinic
First Solar	Insperity	McCain Foods USA
Fiserv	Institute for Defense Analyses	McGladrey
Fiskars Brands	Integra Lifesciences Corporation	Medco Health Solutions
Fleetwood Group	Intertape Polymer Group	Media General
Flexcon Company	Iron Mountain	Medica Health Plans
Flexible Steel Lacing	Irvine	Medical Group Management Assn
Fortune Brands	Isuzu Motors America	Mercedes-Benz Financial Services
Freeman Dallas	Ithaca College	Mercer University
Friendly Ice Cream	Ithaka Harbors	Merit Medical Systems
Froedtert Hospital	Itochu International	Merrill
Funeral Directors Life Insurance Company	ITT Industries – Information Systems	Methodist Healthcare System
Gaylord Entertainment	ITT Mission Systems	MetLife
General Dynamics Information Technology	Jabil Circuit	Metropolitan Atlanta Rapid Transit Authority
Genesis Energy	Jackson Hewitt	Miami Children’s Hospital
GenOn Energy	Jacobs Technology	Mine Safety Appliances
Gentiva Health Services	Jarden	Miniature Precision Comps
Georg Fischer Signet	Jefferson Science Associates	Minnesota Management & Budget
Georgia Institute of Technology	J J Keller & Associates	Missouri Department of Conservation

A-4	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Missouri Department of Transportation	Professional Golfers’ Association of America	State Personnel Administration
Mitsubishi International	Progressive	St. Cloud Hospital
Mitsui U S A.	Project Management Institute	Steelcase
Molex	Prometric Inc	Sterilite
Moneris Solutions	Property Casualty Insurers	Sterling Bancshares
MSC Industrial Direct	Association of America	St. Jude Children’s Research Hospital
MTD Products	Publix Super Markets	St. Louis County Government
MTS Systems	Purdue Pharma	Stonyfield Farm
Mueller Water Products	QBE the Americas	St. Vincent Hospital
MultiPlan	QSC Audio Products	Subaru of Indiana Automotive
Mutual of Omaha	Qualex	Sykes Enterprises
Mylan	Qualis Health	Syncada
Nash-Finch	Quality Bicycle Products	Synthes
National Academies	Quest Diagnostics	Tastefully Simple
National Futures Association	QVC	Taubman
National Interstate Insurance	Radio One	Taylor
National Safety Council	RadioShack	TDS Telecom
Nature’s Sunshine Products	Recology	Tech Data
Navistar International	Regence Group	Technicolor
Navy Exchange Service Command	Regency Centers	Tecolote Research
NCCI Holdings	Regions Financial	Tele-Consultants
NCMIC	Reinsurance Group of America	Tennant Company
North Carolina State Employees’ Credit Union	Renaissance Learning	Texas Industries
Nebraska Public Power District	RiceTec	Texas Mutual Insurance
Neenah Paper	Rice University	Therma Tru
NewPage	Rich Products	Thule
New York Community Bank	Ricoh Electronics	Timberland
NextEra Energy	Rite – Hite Holding Corporation	TIMET
Nicor	Robert Bosch	TJX Companies
Nielsen	Rollins	Total System Services
NiSource	R.R. Donnelley	Transocean
NJM Insurance Group	RSC Equipment Rental	Travis County
NJVC LLC	Ryland Group	Treasure Island Resort & Casino
Nordson Corporation	Safety-Kleen Systems	Tri-Met
Nordstrom Bank	Sakura Finetek USA	Trinity Consultants
North Texas Tollway Authority	Salk Institute	Trinity Health
Northwestern Memorial Hospital	Salt River Project	TriWest Healthcare Alliance
Northwestern Mutual	Samuel Roberts Noble Foundation	True Value Company
NuStar Energy	San Antonio Water System	Tufts Health Plan
OfficeMax	San Manuel Band of Mission Indians	Turner Broadcasting
Ohio Public Employees Retirement System	Sauer-Danfoss	UDR
Ohio State University	S&C Electric	UMDNJ-University of Medicine & Dentistry
Ohio State University Medical Center	Schaumburg Township District Library	Underwriters Laboratories
OHL	Schneider Electric	United American Insurance
Old Dominion Electric	Schwan Food	UnitedHealth
Oncology Nursing Society	Scooter Store	United States Steel
One America Financial Partners	Sealed Air	United Stationers
1st Source	Sealy	Universal Studios Orlando
Oppenheimer Group	Seco Tools	University Health System
Opus Bank	Securus Technologies	University of Alabama at Birmingham
Orbital Science Corporation	SEMCO Energy	University of California, Berkeley
Oshkosh	Sentara Healthcare	University of Chicago
Pall Corporation	Serco	University of Georgia
Pampered Chef	Shands HealthCare	University of Houston
Panduit Corporation	Sharp Electronics	University of Kansas Hospital
Patterson Companies	Simon Property Group	University of Maryland Medical Center
Paychex	Simpson Housing	University of Miami
Pearson	SIRVA	University of Michigan
Penn National Gaming	Smead Manufacturing	University of Nebraska-Lincoln
Penn State Hershey Medical Center	SMSC Gaming Enterprise	University of North Texas
Pharmavite	Sole Technology	University of Notre Dame
PHH Arval	Solo Cup	University of Pennsylvania
Pier 1 Imports	Southco	University of Rochester
PMA Companies	Southeastern Freight Lines	University of South Florida
Polaris Industries	South Jersey Gas	University of St. Thomas
Policy Studies	Southwest Gas	University of Texas at Austin
Polymer Technologies	Space Dynamics Laboratory	University of Texas Health Science Center
Popular	Space Telescope Science Institute	at Houston
Port of Portland	Spectrum Health – Grand Rapids Hospitals	University of Wisconsin Medical Foundation
Poudre Valley Health Systems	Spinmaster	University of Wisconsin Hospital and Clinics
Preformed Line Products	SPX Corporation	University Physicians
Premera Blue Cross	Stampin’ Up!	UPS
Premier	Standard Motor Products	URS
PREMIER Bankcard	Staples	USAA
Principal Financial	State Corporation Commission	U.S. Foodservice

MDU Resources Group, Inc. Proxy Statement	A-5

Proxy Statement

USG	American Transmission Company	CVR Energy, Inc. – Refining & Marketing, LLC
Utah Transit Authority	Apache Corporation	Davis Petroleum Corp.
UT Southwestern Medical Center	Arch Coal, Inc.	DCP Midstream, LLC
Vail Resorts Management	Associated Electric Cooperative, Inc.	Denbury Resources, Inc.
Valpak/Cox Target Media	Atlas Energy, L.P.	Det Norske Veritas US
Valspar	Baker Hughes, Inc.	Devon Energy
Ventura Foods	Baker Hughes, Inc. – Completion	Diamond Offshore Drilling, Inc.
Venturedyne	and Production	Direct Energy Marketing Ltd. US
Verde Realty	Baker Hughes, Inc. – Drilling and Evaluation	DM PETEROLUEM OPERATIONS
Vermeer Manufacturing Company	Baker Hughes, Inc. – Gulf of Mexico	Dominion Resources, Inc.
Vesuvius USA	Baker Hughes, Inc. – Integrated Operations	Dominion Resources, Inc. –
VF	Baker Hughes, Inc. – Intelligent	Dominion Energy
Via Christi Health	Production Systems	Dominion Resources, Inc. –
Viad	Baker Hughes, Inc. – Reservior	Dominion Generation
Vi-Jon	Development Services	Dominion Resources, Inc. –
Virginia Farm Bureau Insurance Sevice	Baker Hughes, Inc. – US Land	Dominion Virginia Power
Visiting Nurse Service of NY	Basic Energy Services	Edison Mission Energy
Volvo Group North America	Baytex Energy USA Ltd.	El Paso Corporation
Wackenhut Services	BG US Services	El Paso Corporation – Exploration and
Walgreen Co.	BHP Billiton Petroleum (Americas), Inc.	Production
Washington University in St. Louis	Black Hills Energy	El Paso Corporation – Pipeline Group
Wawa	Boardwalk Pipeline Partners, LP	ElectriCities of North Carolina, Inc.
Wayne Memorial Hospital	Boart Longyear	Enbridge Liquids Pipelines
W C Bradley	BreitBurn Energy Partners L.P.	Energen Corporation
Wellcare Health Plans	BreitBurn Energy Partners L.P. –	Energen Corporation – Energen
Wellmark BlueCross BlueShield	Eastern Division	Resources Corporation
Wells’ Dairy	BreitBurn Energy Partners L.P. –	Energy Future Holdings Corporation
Werner	Orcutt Facility	Energy Future Holdings Corporation –
West Bend Mutual Insurance	BreitBurn Energy Partners L.P. – West	Luminant
Western Southern Financial Group	Pico Facility	Energy Future Holdings Corporation –
Western Union Company	BreitBurn Energy Partners L.P. –	TXU Energy
Westfield Group	Western Division	Enerplus Resources Fund – Enerplus
Weston Solutions	BreitBurn Energy Partners L.P. –	Resources (USA) Corporation
West Penn Allegheny Health System	Western Division, California Operations	EnerVest Management Partners, Ltd. –
West Virginia University Hospitals	BreitBurn Energy Partners L.P. –	EV Energy Partners, LP
Wheaton Franciscan Healthcare	Western Division, Florida Operations	EnerVest, Ltd.
Wheels	BreitBurn Energy Partners L.P. –	Eni US Operating Company, Inc.
Whirlpool	Western Division, Wyoming Operations	ENSCO International, Inc.
Whole Foods Market	BreitBurn Management Company	ENSCO International, Inc. –
Wilder Foundation	Bridwell Oil Company	Deepwater Business Unit
WilmerHale LLP	Brigham Exploration Company	ENSCO International, Inc. – North & South
Wilsonart International	Brookfield Renewable Power	America Business Unit
Windstream Communications	Buckeye Partners, L.P.	Ensign United States Drilling, Inc.
Winn-Dixie Stores	Burnett Oil Co., Inc.	Ensign United States Drilling, Inc. – California
Wisconsin Physicians Service Insurance	Calfrac Well Services Corporation	Entegra Power Services, LLC
World Vision International	California ISO	Entergy
World Vision United States	Cameron International	Entergy – Non-Regulated
Worthington Industries	Cameron International – Drilling and	Entergy – Regulated
Wyle Laboratories	Production Systems	EOG Resources, Inc.
Yamaha Corporation of America	Cameron International – Process and	Equal Energy US Inc.
YKK Corporation of America	Compression Systems	ERIN Engineering and Research, Inc.
YSI	Cameron International – Valves &	EXCO Resources, Inc.
Zale	Measurement	EXCO Resources, Inc. – EXCO Appalachia
Zebra Technologies Corporation	Caterpillar, Inc. – Global Petroleum	EXCO Resources, Inc. – EXCO East TX/LA
Zimmer	CEDA International Inc.	EXCO Resources, Inc. – EXCO Midstream
	CenterPoint Energy	EXCO Resources, Inc. – EXCO
	Central Hudson Gas & Electric Corp.	Permian/Rockies
Mercer’s 2011 Total Compensation	CHS Inc.	Explorer Pipeline Company
Survey for the Energy Sector	CHS Inc. – Energy, Energy Marketing	Fasken Oil and Ranch, Ltd.
	CHS Inc. – Energy, Refineries	Finley Resources Inc.
Abraxas Petroleum Corporation	Cimarex Energy Co.	First Solar
Advanced Drilling Technologies, LLC	Cinco Natural Resources Corporation	Forest Oil Corporation
Afren Resources USA, Inc.	Citation Oil & Gas Corp.	General Electric Energy
AGL Resources	CITGO Petroleum Corporation	Genesis Energy, LLC
AGL Resources – Sequent Energy	Colonial Pipeline Company	Global Industries
Management	Consolidated Edison	Great River Energy
Aker Solutions	Copano Energy	Halliburton Company
Alliance Pipeline, Inc.	Copano Energy – Scissortail Energy, LLC	Helix Energy Solutions Group
Alliant Energy	Core Laboratories	Helmerich & Payne, Inc.
Alyeska Pipeline Service Company	CPS Energy	Hercules Offshore, Inc.
Ameren Corporation	Crosstex Energy Services	Hess Corporation
Ameren Corporation – Ameren Illinois	CVR Energy, Inc.	HighMount Exploration & Production LLC
Ameren Corporation – Ameren Missouri	CVR Energy, Inc. – Coffeyville Terminal, LLC	Hilcorp Energy Company
Ameren Corporation –	CVR Energy, Inc. – Crude Transportation, LLC	Hilcorp Energy Company – Harvest
AmerenEnergyResources	CVR Energy, Inc. – Nitrogen Fertilizers, LLC	Pipeline Company

A-6	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Holly Corporation	NiSource Inc. – NiSource Gas Transmission	Seneca Resources Corporation – East
Holly Corporation – Asphalt Company	& Storage	Seneca Resources Corporation – West
Holly Corporation – Holly Refining	NiSource Inc. – Northern Indiana Fuel	SK E&P Company
and Marketing Tulsa LLC	& Light	Southern Company
Holly Corporation – Logistic Services	NiSource Inc. – Northern Indiana	Southern Company – Gulf Power Company
Holly Corporation – Navajo Refining	Public Service Company	Southern Company – SouthernLINC
Company	NiSource Inc. – Transmission Corporation	Southern Union Company
Holly Corporation – Refining and	Noble Corporation	Southern Union Company – Missouri
Marketing Woods Cross	Noble Corporation – Noble Drilling	Gas Energy
Hunt Consolidated Inc. – Hunt Oil Company	Services, Inc.	Southern Union Company – New
Husky Energy Inc.	Noble Energy, Inc.	England Gas
Information Handling Services (IHS)	Northwest Natural Gas	Southern Union Company –
ION Geophysical Corporation	NSTAR Electric & Gas	Panhandle Energy
Jacksonville Electric Authority	Oceaneering International, Inc.	Southern Union Company – Southern
J-W Operating Company	Oceaneering International, Inc. – Americas	Union Gas Services
J-W Operating Company – J-W	Oceaneering International, Inc. – Inspection	Southwestern Energy Company
Gathering Company	Oceaneering International, Inc. –	Spectra Energy Corp.
J-W Operating Company – J-W	Oceaneering Intervention Engineering	Sprague Energy Corp.
Manufacturing Company	Oceaneering International, Inc. – Umbilicals	Stantec Inc.
J-W Operating Company – J-W	OGE Energy Corporation	Statoil
Measurement Company	ONEOK, Inc.	Superior Energy Services, Inc.
J-W Operating Company – J-W	ONEOK, Inc. – Kansas Gas Services Division	Superior Energy Services, Inc. –
Power Company	ONEOK, Inc. – Oklahoma Natural	Completion Services
J-W Operating Company – J-W Wireline	Gas Division	Superior Energy Services, Inc. –
& Excell	ONEOK, Inc. – ONEOK Energy	Well Solutions
Kinder Morgan, Inc.	Services Company	Superior Energy Services, Inc.- HB Rentals
Legacy Reserves LP	ONEOK, Inc. – ONEOK Partners	Superior Pipeline Company
LG&E and KU Energy LLC	ONEOK, Inc. – Texas Gas Services Division	Talisman Energy Inc. US
LINN Energy, LLC	PacifiCorp	Tellus Operating Group, LLC
Magellan Midstream Holdings, LP	Parallel Petroleum LLC	Tesco Corporation
Magellan Midstream Holdings, LP	Parker Drilling Company	TGS-NOPEC Geophysical Company
Pipeline/Terminal Division	Pason Systems USA Corp.	The Williams Companies, Inc.
Magellan Midstream Holdings, LP –	Pason Systems USA Corp. – Auxsol Inc.	THUMS Long Beach Company
Transportation	Pason Systems USA Corp. – Pason Offshore	TOTAL E&P USA, Inc.
MarkWest Energy Partners LP	PDC Energy	TransCanada Corporation
MarkWest Energy Partners LP – Gulf Coast	Petrohawk Energy Corporation	TransCanada Corporation – Energy Group
Business Unit	Piedmont Natural Gas Company, Inc.	Transocean, Inc.
MarkWest Energy Partners LP –	Pioneer Natural Resources	Unit Corporation
Liberty Business Unit	PJM Interconnection	Unit Drilling Company
MarkWest Energy Partners LP – Northeast	Plains All American Pipeline, L.P.	Unit Petroleum Company
Business Unit	Plains All American Pipeline, L.P. –	United Water
MarkWest Energy Partners LP – Southwest	PAA Natural Gas Storage, L.P.	Venoco, Inc.
Business Unit	Plains Exploration & Production Company	Verado Energy, Inc.
MCX Exploration (USA), Ltd.	Precision Drilling Corporation	Weatherford – US Region
MDU Resources Group, Inc.	Puget Sound Energy	WGL Holdings, Inc. – Washington Gas
MDU Resources Group, Inc. – WBI	QEP Resources, Inc	Whiting Petroleum Corporation
Holdings, Inc.	Quicksilver Resources Inc.	Xcel Energy Inc.
Mestena Operating, L.L.C.	R. Lacy, Inc.
Mitsui E&P USA LLC	Range Resources Corp.
Murphy Oil Corporation	Regency Energy Partners LP
New York Power Authority	Regency Energy Partners LP – Contract
New York Power Authority – Blenheim-Gilboa	Compression Segment
Power Project	Repsol Services Company
New York Power Authority – Clark	RKI Exploration & Production, LLC
Energy Center	Rosewood Resources, Inc.
New York Power Authority – Niagara	Rowan Companies, Inc.
Power Project	Safety-Kleen Systems, Inc.
New York Power Authority – Richard	SCANA Corporation
M. Flynn Power Plant	SCANA Corporation – Carolina Gas
New York Power Authority – St.	Transmission Corporation
Lawrence/FDR Power Project	SCANA Corporation – PSNC Energy
Newfield Exploration	SCANA Corporation – SC Electric & Gas
Nexen Petroleum USA, Inc.	SCANA Corporation – SEMI (SCANA Energy
Nippon Oil Exploration USA Ltd.	Marketing, Inc.)
NiSource Inc.	Schlumberger Limited –
NiSource Inc. – Columbia Gas of Kentucky	Schlumberger Oilfield Services
NiSource Inc. – Columbia Gas of	Science Applications International
Massachusetts	Corporation (SAIC)
NiSource Inc. – Columbia Gas of Ohio	Seadrill Americas Inc.
NiSource Inc. – Columbia Gas of	SemGroup Corporation
Pennsylvania	SemGroup Corporation – SemCrude
NiSource Inc. – Columbia Gas of Virginia	SemGroup Corporation – SemGas
NiSource Inc. – Kokomo Gas And	SemGroup Corporation – SemStream
Fuel Company	Seneca Resources Corporation

MDU Resources Group, Inc. Proxy Statement	A-7

MDU RESOURCES GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 22, 2014
11:00 a.m. Central Daylight Saving Time

909 Airport Road
Bismarck, ND

1200 West Century Avenue Mailing Address: P.O. Box 5650 Bismarck, ND 58506-5650 (701) 530-1000	proxy

This proxy is solicited on behalf of the Board of Directors for the
Annual Meeting of Stockholders on April 22, 2014.

This proxy will also be used to provide voting instructions to New York Life Trust Company, as Trustee of the MDU Resources Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.

The undersigned hereby appoints Harry J. Pearce and Paul K. Sandness and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Daylight Saving Time, April 22, 2014, at 909 Airport Road, Bismarck, ND, and at any adjournment(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. Your vote is important! Ensure that your shares are represented at the meeting. Either (1) submit your proxy by touch-tone telephone, (2) submit your proxy by Internet, or (3) mark, date, sign, and return this proxy card in the envelope provided (no postage is necessary if mailed in the United States). If no directions are given, the proxies will vote in accordance with the Directors’ recommendation on all matters listed on this proxy, and at their discretion on any other matters that may properly come before the meeting.

See reverse for voting instructions.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

:	INTERNET – www.proxypush.com/mdu Use the Internet to vote your proxy until 11:59 p.m. (CDT) on Monday, April 21, 2014.

(	TELEPHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on Monday, April 21, 2014.

*	MAIL – Mark, sign, and date your proxy card and return it in the postage-paid envelope provided, or return it to MDU Resources Group, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote “FOR” all nominees and “FOR” Items 2 and 3.

1.	Election of Directors:
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01.	Thomas Everist	☐	☐	☐	07.	William E. McCracken	☐	☐	☐

02.	Karen B. Fagg	☐	☐	☐	08.	Patricia L. Moss	☐	☐	☐

03.	David L. Goodin	☐	☐	☐	09.	Harry J. Pearce	☐	☐	☐

04.	Mark A. Hellerstein	☐	☐	☐	10.	J. Kent Wells	☐	☐	☐

05.	A. Bart Holaday	☐	☐	☐	11.	John K. Wilson	☐	☐	☐

06.	Dennis W. Johnson	☐	☐	☐

2.	Ratification of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2014.	☐	For	☐	Against	☐	Abstain

3.	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.